UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	April 30
Date of reporting period:	April 30, 2021

ITEM 1 – REPORTS TO STOCKHOLDERS

The Registrant prepared 2 annual reports to shareholders for the period ended April 30, 2021. The first report applies to 15 John Hancock Multifactor ETF funds, and the second report applies to John Hancock Corporate Bond ETF of the Registrant.

Annual report
John Hancock
Multifactor ETFs
ETF
April 30, 2021

A message to shareholders
Dear shareholder,
The global equity markets were propelled to strong gains for the 12 months ended April 30, 2021. The U.S. Federal Reserve and other world central banks maintained their policies of ultra-low short-term interest rates. With little in the way of yield available on safer assets, investors gravitated toward equities in search of more attractive total returns.
The approval and subsequent rollout of multiple COVID-19 vaccines also boosted investor sentiment by providing a clearer path for economic conditions to return to normal in 2021. The passing of fiscal stimulus packages in the United States was an additional source of support for the markets. In combination, these developments helped the major stock indexes gradually recapture, and ultimately exceed, the levels at which they stood prior to the global outbreak of the coronavirus in early 2020.
Despite the overall good news, there are still obstacles. Some economies may have reopened too early, the pace of vaccinations varies widely from country to country, and many industries will take time to recover from the losses suffered. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multifactor ETFs

2	Multifactor exchange-traded funds (ETFs) at a glance
3	Manager's discussion of fund performance
9	Multifactor Consumer Discretionary ETF
10	Multifactor Consumer Staples ETF
11	Multifactor Developed International ETF
12	Multifactor Emerging Markets ETF
13	Multifactor Energy ETF
14	Multifactor Financials ETF
15	Multifactor Healthcare ETF
16	Multifactor Industrials ETF
17	Multifactor Large Cap ETF
18	Multifactor Materials ETF
19	Multifactor Media and Communications ETF
20	Multifactor Mid Cap ETF
21	Multifactor Small Cap ETF
22	Multifactor Technology ETF
23	Multifactor Utilities ETF
24	Premium/discount analysis
27	Your expenses
29	Fund's investments
81	Financial statements
94	Financial highlights
102	Notes to financial statements
117	Report of independent registered public accounting firm
119	Tax information
120	Statement Regarding Liquidity Risk Management
121	Trustees and Officers
124	More information
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	1

Multifactor exchange-traded funds (ETFs) at a glance
Many traditional indexes and index funds are weighted by market capitalization, a bias that can expose investors to certain risks and potentially reduce returns. Strategic beta strategies such as John Hancock Multifactor ETFs offer a different approach. Each ETF seeks to improve on cap-weighted strategies by tracking an index that combines active management insight with the discipline of a rules based approach.
STRATEGIC BETA1: STRIKING A BALANCE BETWEEN ACTIVE AND PASSIVE INVESTING

PHILOSOPHY BACKING INDEX DESIGN

According to Dimensional Fund Advisors, subadvisor for all John Hancock Multifactor ETFs, there are four key factors that drive higher expected returns, and these factors guide Dimensional’s index construction and semiannual reconstitution.
Market
Equity premium—stocks over bonds
Company size
Small-cap premium—small company stocks over large company stocks
Relative price2
Value premium—value stocks over growth stocks
Profitability3
Profitability premium—stocks of highly profitable companies over stocks of less profitable companies
To be considered a true factor, a premium must be sensible, persistent across time periods, pervasive across markets, robust in data, and cost effective.
WHY MULTIFACTOR?

Individual factors can be volatile: there’s no telling which will be the best performing from year to year. Adopting a multifactor approach is one way investors can pursue more consistent—and more attractive—risk-adjusted returns.
1 Strategic beta (also known as smart beta) defines a set of investment strategies that seek to improve on traditional market-capitalization weighted indexes in order to lower risk and achieve better diversification.
2 Relative price as measured by the price-to-book ratio; value stocks are those with lower price-to-book ratios.
3 Profitability is a measure of current profitability, based on information from individual companies’ income statements.
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Discussion of fund performance
Could you tell us about your investment philosophy and how it drives the composition of the ETFs you manage?
We have identified four characteristics, or dimensions, of expected returns that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns. These dimensions are the overall market, company size, relative price, and profitability.
The overall market dimension reflects the excess return over the risk-free rate, which is typically measured by short-term U.S. Treasury bills, that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.
The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.
The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks—as measured, for instance, by their price-to-book ratios—in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.
Finally, the profitability dimension provides a way to discern differences in expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.
Relative to a cap-weighted measure of the market, we believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach. The indexes developed for John Hancock Multifactor ETFs are designed to capture these dimensions over time, and the funds are, in turn, designed to track their respective indexes.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. We integrate these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.
What drives changes to the composition of the funds?
Changes are made to the funds as a result of regularly scheduled reconstitutions, a semiannual process by which the list of stocks and their weights in each index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that the indexes that the funds track maintain their intended exposure to the dimensions of expected returns. In addition, we impose a maximum issuer cap in each index at the time of reconstitution to control stock-specific risk.
How did the broad equity market perform during the 12 months ended April 30, 2021?
The U.S. market had a positive performance for the period and outperformed developed markets but underperformed emerging markets. Along the market capitalization dimension, U.S. small caps outperformed large caps, while mid caps underperformed small caps and outperformed large caps. Along the relative price dimension, U.S. large-cap value stocks underperformed large-cap growth stocks and U.S. small-cap value outperformed small-cap growth. Most developed- and emerging-market currencies appreciated relative to the U.S. dollar, and currency movements had a positive impact on the U.S. dollar-denominated returns of the respective markets.
Can you tell us about a recent manager change?
Effective March 1, 2021, Lukas J. Smart, CFA, left the management team and was replaced by Andres Torres.
JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF (JHMC)
On a NAV basis, the fund outperformed the Russell 1000 Consumer Discretionary Index, a cap-weighted benchmark used as a proxy for the consumer discretionary sector of the U.S. stock market. The fund’s greater emphasis on stocks with smaller market
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	3

capitalizations contributed positively to relative performance, as these stocks outperformed for the period. With low relative price (value) stocks outperforming high relative price (growth) stocks, the fund’s greater emphasis on value stocks also contributed positively to relative performance.
Compared with the Russell 1000 Consumer Discretionary Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund’s largest industry exposures were to specialty retail, hotels, and restaurants, and leisure. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Tesla, Inc. and DraftKings, Inc. (new addition) and decreased weights in Amazon.com, Inc. and Stanley Black & Decker, Inc. (sold during the period).
JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF (JHMS)
On a NAV basis, the fund outperformed the Russell 1000 Consumer Staples Index, a cap-weighted benchmark used as a proxy for the consumer staples sector of the U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as smaller stocks outperformed for the period. The fund’s emphasis on low relative price (value) stocks also contributed positively to relative performance, as value stocks outperformed high relative price (growth) stocks.
Compared with the Russell 1000 Consumer Staples Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to food products and food and staples retailing. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in The Hershey Company and Corteva, Inc. and decreased weights in Walmart, Inc. and The Clorox Company.
JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF (JHMD)
On a NAV basis, the fund outperformed the MSCI EAFE Index, a cap-weighted benchmark used as a proxy for developed ex-U.S. stock markets. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance compared to the benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the fund’s greater emphasis on value stocks also contributed positively to relative performance. Conversely, the fund’s emphasis on stocks with high profitability detracted from relative performance, as these stocks underperformed.
Compared with the MSCI EAFE Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to industrials, ﬁnancials, and consumer discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in ASML Holding NV and AIA Group, Ltd. and decreased weights in Vonovia SE and Infineon Technologies AG.
JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF (JHEM)
On a NAV basis, the fund underperformed the MSCI Emerging Markets Index, a cap-weighted benchmark used as a proxy for emerging markets. With low relative price (value) stocks underperforming high relative price (growth) stocks within emerging markets, the fund’s greater emphasis on value stocks detracted from relative performance. Conversely, the fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance compared to the benchmark.
Compared with the MSCI Emerging Markets Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to ﬁnancials, information technology, and consumer discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Meituan (new addition) and Baidu, Inc. and decreased weights in Alibaba Group Holding, Ltd. and Tencent Holdings, Ltd. The underweight to China contributed to relative returns, as China underperformed the broader emerging-market countries. However, the securities held within China underperformed even more, resulting in a negative relative return coming from China exposure overall.
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JOHN HANCOCK MULTIFACTOR ENERGY ETF (JHME)
On a NAV basis, the fund outperformed the Russell 1000 Energy Index, a cap-weighted benchmark used as a proxy for the energy sector of the U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as smaller stocks outperformed for the period. The fund’s emphasis on stocks with higher profitability also contributed positively to relative performance, as higher profitability stocks within the energy sector outperformed for the period. Differences in sector definitions between the fund and the benchmark were a driver of relative performance. The fund’s focus on the energy sector detracted from relative performance as stocks held by the index in alternate sectors outperformed.
Compared with the Russell 1000 Energy Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to oil, gas, and consumable fuels and energy equipment and services. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in EOG Resources, Inc. and Occidental Petroleum Corp. and decreased weights in Concho Resources, Inc. (acquired by ConocoPhillips and sold during the period) and Parsley Energy, Inc. (acquired by Pioneer Natural Resources Company).
JOHN HANCOCK MULTIFACTOR FINANCIALS ETF (JHMF)
On a NAV basis, the fund underperformed the Russell 1000 Financial Index, a cap-weighted benchmark used as a proxy for the ﬁnancials sector of the U.S. stock market. The fund’s greater emphasis on stocks with higher profitability detracted from relative performance, as higher-profitability stocks underperformed for the period. At the industry level, the fund’s general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed the overall index.
Compared with the Russell 1000 Financial Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to banks, insurance, and capital markets. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in The Travelers Companies, Inc. and Bank of America Corp. and decreased weights in Mastercard, Inc. and Visa, Inc.
JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF (JHMH)
On a NAV basis, the fund outperformed the Russell 1000 Healthcare Index, a cap-weighted benchmark used as a proxy for the healthcare sector of the U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed.
Compared with the Russell 1000 Healthcare Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to healthcare equipment and supplies, healthcare providers and services, and supplies and pharmaceuticals. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Anthem, Inc. and Cigna Corp. and decreased weights in Pfizer, Inc. and Varian Medical Systems, Inc. (sold during the period).
JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF (JHMI)
On a NAV basis, the fund outperformed the Russell 1000 Industrials Index, a cap-weighted benchmark used as a proxy for the industrials sector of the U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed. The fund’s emphasis on low relative price (value) stocks also contributed positively to relative performance, as value stocks outperformed high relative price (growth) stocks for the period.
Compared with the Russell 1000 Industrials Index, the fund emphasizes stocks with lower relative price, smaller market capitalization, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to machinery and aerospace and defense. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Stanley Black & Decker, Inc. (new addition) and Carrier Global Corp. and decreased weights in Southwest Airlines Company and Deere & Company.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	5

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF (JHML)
On a NAV basis, the fund outperformed the Russell 1000 Index, a cap-weighted benchmark used as a proxy for the broad large-cap U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as mid caps outperformed large caps.
Compared with the Russell 1000 Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to information technology, healthcare, and financials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in JPMorgan Chase & Co. and Morgan Stanley and decreased weights in Apple, Inc. and Berkshire Hathaway, Inc.
JOHN HANCOCK MULTIFACTOR MATERIALS ETF (JHMA)
On a NAV basis, the fund outperformed the Russell 1000 Basic Materials Index, a cap-weighted benchmark used as a proxy for the materials sector of the U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed. The fund’s emphasis on low relative price (value) stocks also contributed positively to relative performance, as value stocks outperformed high relative price (growth) stocks for the period. Differences in sector definitions between the fund and the benchmark were a driver of relative performance. The fund’s focus on the materials sector detracted from relative performance as stocks held by the index in alternate sectors outperformed.
Compared with the Russell 1000 Basic Materials Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to chemicals and containers and packaging. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in DuPont de Nemours, Inc. and Martin Marietta Materials, Inc. and decreased weights in Newmont Corp. and Air Products & Chemicals, Inc.
JOHN HANCOCK MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (JHCS)
On a NAV basis, the fund outperformed the Russell 1000 Telecommunications Index, a cap-weighted benchmark used as a proxy for the telecommunication sector of the U.S. stock market. The fund holds companies involved in the media, entertainment, interactive media and services, diversified telecommunication services, and wireless telecommunication services industries. The Russell 1000 Telecommunications Index contains only companies in the diversified telecommunication services and the wireless telecommunication services industries. The fund’s greater exposure to securities outside of the telecommunication services sector contributed positively to relative performance, as those stocks generally outperformed relative to telecommunication services stocks. Outside of the differences in sector definitions, the fund’s greater emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as these stocks outperformed for the period.
Compared with the Russell 1000 Telecommunications Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to media and entertainment. Notable changes in composition for the period include increased weights in Lumen Technologies, Inc. (new addition) and Discovery, Inc. and decreased weights in CenturyLink, Inc. (sold during the period) and Twitter, Inc.
JOHN HANCOCK MULTIFACTOR MID CAP ETF (JHMM)
On a NAV basis, the fund outperformed the Russell Midcap Index, a cap-weighted benchmark used as a proxy for the broad mid-cap U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as smaller mid caps outperformed larger mid caps for the period. Conversely, the fund’s emphasis on stocks with high profitability detracted from relative performance, as these stocks underperformed.
Compared with the Russell Midcap Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to information technology, industrials, and consumer
6	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Lumen Technologies and LyondellBasell Industries NV (both new additions) and decreased weights in Synopsys, Inc. and Cadence Design Systems, Inc. (both sold during the period).
JOHN HANCOCK MULTIFACTOR SMALL CAP ETF (JHSC)
On a NAV basis, the fund underperformed the Russell 2000 Index, a cap-weighted benchmark used as a proxy for the broad small-cap U.S. stock market. The fund’s lesser exposure to micro caps detracted from relative performance, as micro caps outperformed small caps for the period. The fund's exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance as those stocks outperformed.
Compared with the Russell 2000 Index, the fund emphasizes stocks with higher profitability. In absolute terms, the fund’s largest sector exposures were to industrials, financials, and consumer discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in PVH Corp. and FLIR Systems, Inc. (both new additions) and decreased weights in Chegg, Inc. and Penn National Gaming, Inc. (both sold during the period).
JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF (JHMT)
On a NAV basis, the fund outperformed the Russell 1000 Technology Index, a cap-weighted benchmark used as a proxy for the information technology sector of the U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed. Conversely, the fund’s greater emphasis on low relative price (value) stocks detracted from relative performance as these stocks underperformed within the technology sector.
Compared with the Russell Technology Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, its largest industry exposures were to software and semiconductors and semiconductor equipment. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in HP, Inc. and Gartner, Inc. (new addition) and decreased weights in Apple, Inc. and Oracle Corp.
JOHN HANCOCK MULTIFACTOR UTILITIES ETF (JHMU)
On a NAV basis, the fund underperformed the Russell 1000 Utilities Index, a cap-weighted benchmark used as a proxy for the utilities sector of the U.S. stock market. Differences in sector definitions between the fund and the benchmark were a driver of relative performance. The fund holds companies involved in the provision of gas, electricity, water, and power, as well as energy trading or the provision of related infrastructure or services. The Russell 1000 Utilities Index also includes communication services and industrials sector stocks, in which the fund doesn't invest. The fund’s exclusion of industrials sector stocks detracted from relative performance as these stocks generally outperformed relative to other industries within the utilities sector. Conversely, the fund’s emphasis on stocks with high profitability contributed positively to relative performance, as these stocks outperformed within the utilities sector.
Compared with the Russell 1000 Utilities Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest industry exposures were to electric utilities and multi-utilities. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in American Electric Power Company, Inc. and decreased weights in Consolidated Edison, Inc. and Edison International.
Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may
MANAGED BY

Joel P. Schneider
Joseph F. Hohn
Andres Torres
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	7

ultimately affect fund performance. For more information, please refer to the “Principal risk” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop of be maintained by market makers or authorized participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
The views expressed in this report are exclusively those of Joseph F. Hohn, Dimensional Fund Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share. A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share. Actual performance data provided for any MSCI IMI indexes in the market performance commentary are net dividends.
8	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Consumer Discretionary ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	75.70	16.81	15.43	117.45	122.95
Market price	75.83	16.81	15.43	117.47	123.02
John Hancock Dimensional Consumer Discretionary Index[2]	76.54	17.31	15.93	122.17	128.48
Russell 1000 Consumer Discretionary Index[3]	62.26	21.05	19.83	159.87	174.81

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Consumer Discretionary Index is designed to comprise securities in the consumer discretionary sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The consumer discretionary sector is composed of companies in areas such as restaurants, media, consumer retail, leisure equipment and products, hotels, apparel, automobiles, and consumer durable goods. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Consumer Discretionary Index comprises securities of the Russell 1000 Index classified in the consumer discretionary sector. Effective 9-21-20, the underlying components of the Russell 1000 Consumer Discretionary Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Specialty retail	26.8
Hotels, restaurants and leisure	21.5
Internet and direct marketing retail	10.5
Automobiles	9.2
Textiles, apparel and luxury goods	8.6
Multiline retail	6.7
Leisure products	3.1
Household durables	2.9
Commercial services and supplies	1.8
Building products	1.8
Other	7.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Discretionary ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Amazon.com, Inc.	5.8
Tesla, Inc.	5.2
The Home Depot, Inc.	5.1
Target Corp.	3.0
Lowe's Companies, Inc.	2.6
eBay, Inc.	2.5
NIKE, Inc., Class B	2.4
Best Buy Company, Inc.	2.3
McDonald's Corp.	2.2
General Motors Company	2.1
TOTAL	33.2
The value of a $10,000 investment calculated at market value from inception through period end would be $22,302.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.74
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	9

Multifactor Consumer Staples ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	27.69	8.96	8.91	53.57	54.45
Market price	27.72	8.95	8.91	53.54	54.46
John Hancock Dimensional Consumer Staples Index[2]	28.24	9.43	9.38	56.92	57.88
Russell 1000 Consumer Staples Index[3]	24.12	7.07	7.01	40.68	41.20

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Consumer Staples Index is designed to comprise securities in the consumer staples sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The consumer staples sector is composed of companies involved in areas such as the production, manufacture, distribution or sale of food, beverages, tobacco, household goods, or personal products. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Consumer Staples Index comprises securities of the Russell 1000 Index classified in the consumer staples sector. Effective 9-21-20, the underlying components of the Russell 1000 Consumer Staples Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Food products	30.6
Food and staples retailing	22.8
Beverages	20.0
Household products	15.1
Tobacco	6.5
Chemicals	3.5
Household durables	1.0
Personal products	0.4
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Staples ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
The Coca-Cola Company	6.0
Costco Wholesale Corp.	6.0
Walmart, Inc.	5.8
The Procter & Gamble Company	5.8
PepsiCo, Inc.	5.6
The Kroger Company	4.1
Mondelez International, Inc., Class A	3.8
Philip Morris International, Inc.	3.7
Corteva, Inc.	3.5
Archer-Daniels-Midland Company	3.4
TOTAL	47.7
The value of a $10,000 investment calculated at market value from inception through period end would be $15,446.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.85
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Developed International ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	40.26	9.23	47.14
Market price	41.36	9.14	46.60
John Hancock Dimensional Developed International Index[2]	41.44	10.04	51.96
MSCI EAFE Index[3]	39.88	9.74	50.19

[1]	From 12-15-16.
[2]	The John Hancock Dimensional Developed International Index is designed to comprise a subset of securities of companies associated with developed markets outside of the United States and Canada. The index is reconstituted and rebalanced on a semiannual basis.
[3]	The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.
SECTOR COMPOSITION (% of net assets)
Industrials	16.4
Financials	16.1
Consumer discretionary	13.0
Health care	10.5
Materials	10.2
Consumer staples	8.7
Information technology	7.3
Communication services	5.9
Utilities	4.9
Real estate	2.9
Energy	2.8
Short-term investments and other	1.3
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Developed International ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Nestle SA	1.5
Toyota Motor Corp.	1.4
ASML Holding NV	1.0
Roche Holding AG	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.8
Novartis AG	0.8
AIA Group, Ltd.	0.7
Cie Generale des Etablissements Michelin SCA	0.7
Orange SA	0.6
Unilever PLC	0.6
TOTAL	9.0
The value of a $10,000 investment calculated at market value from inception through period end would be $14,660.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.43
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	11

Multifactor Emerging Markets ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	46.99	10.80	30.43
Market price	50.36	10.68	30.08
John Hancock Dimensional Emerging Markets Index[2]	49.28	11.64	33.04
MSCI Emerging Markets Index[3]	48.71	12.67	36.23

[1]	From 9-27-18.
[2]	The John Hancock Dimensional Emerging Markets Index is designed to comprise a subset of securities of companies associated with emerging markets, which may include frontier markets (Emerging markets in an earlier stage of development). The index is reconstituted and rebalanced on a semiannual basis.
[3]	The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of publicly traded large- and mid-cap stocks in developing markets.
SECTOR COMPOSITION (% of total investments)
Financials	21.1
Information technology	18.8
Consumer discretionary	14.0
Materials	10.6
Communication services	10.1
Consumer staples	6.6
Energy	5.4
Industrials	4.7
Health care	4.1
Utilities	2.4
Real estate	2.0
Short-term investments	0.2
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Emerging Markets ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of total investments)
Samsung Electronics Company, Ltd.	4.0
Taiwan Semiconductor Manufacturing Company, Ltd.	3.9
Tencent Holdings, Ltd.	3.6
Alibaba Group Holding, Ltd., ADR	2.7
Vale SA	1.3
Ping An Insurance Group Company of China, Ltd., H Shares	1.3
NetEase, Inc., ADR	1.2
MediaTek, Inc.	1.1
Baidu, Inc., ADR	1.0
Reliance Industries, Ltd.	1.0
TOTAL	21.1
The value of a $10,000 investment calculated at market value from inception through period end would be $13,008.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.55
Net (%)	0.49
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
12	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Energy ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	41.67	-4.20	-2.50	-19.29	-12.09
Market price	41.73	-4.20	-2.50	-19.31	-12.08
John Hancock Dimensional Energy Index[2]	42.18	-3.82	-2.11	-17.69	-10.30
Russell 1000 Energy Index[3]	39.37	-2.33	-0.57	-11.12	-2.88

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Energy Index is designed to comprise securities in the energy sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The energy sector is composed of companies involved in areas such as the production, distribution, or sale of alternative fuels, coal, electricity, natural gas, nuclear power, oil, and other forms of energy. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Energy Index comprises securities of the Russell 1000 Index s classified in the energy sector. Effective 9-21-20, the underlying components of the Russell 1000 Energy Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter
INDUSTRY COMPOSITION (% of net assets)
Oil, gas and consumable fuels	86.9
Energy equipment and services	13.0
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Energy ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
EOG Resources, Inc.	6.6
Exxon Mobil Corp.	6.1
Chevron Corp.	6.0
ConocoPhillips	5.7
Schlumberger NV	5.6
Marathon Petroleum Corp.	5.6
Valero Energy Corp.	5.6
The Williams Companies, Inc.	4.6
Pioneer Natural Resources Company	4.5
Kinder Morgan, Inc.	4.5
TOTAL	54.8
The value of a $10,000 investment calculated at market value from inception through period end would be $8,792.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.08
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	13

Multifactor Financials ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	64.14	16.61	15.09	115.64	119.34
Market price	64.17	16.61	15.09	115.64	119.40
John Hancock Dimensional Financials Index[2]	64.91	17.13	15.61	120.45	124.90
Russell 1000 Financials Index[3]	65.94	18.36	17.07	132.25	141.35

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Financials Index is designed to comprise securities in the financials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The financials sector is composed of companies in areas such as banking, savings and loans, insurance, consumer finance, investment brokerage, asset management, or other diverse financial services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Financials Index comprises securities of the Russell 1000 Index classified in the financial services sector. Effective 9-21-20, the underlying components of the Russell 1000 Financials Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter. Prior to 9-21-20, index name was the Russell 1000 Financial Services Index.
INDUSTRY COMPOSITION (% of net assets)
Banks	26.2
Insurance	23.0
Capital markets	22.9
IT services	14.6
Consumer finance	6.4
Diversified financial services	5.0
Professional services	1.6
Thrifts and mortgage finance	0.2
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Financials ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Berkshire Hathaway, Inc., Class B	3.9
JPMorgan Chase & Co.	3.7
Bank of America Corp.	3.7
Visa, Inc., Class A	3.6
Mastercard, Inc., Class A	3.3
PayPal Holdings, Inc.	2.8
Citigroup, Inc.	1.9
Wells Fargo & Company	1.9
Morgan Stanley	1.7
The Goldman Sachs Group, Inc.	1.6
TOTAL	28.1
The value of a $10,000 investment calculated at market value from inception through period end would be $21,940.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.74
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
14	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Healthcare ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	29.08	14.26	13.32	94.78	101.17
Market price	29.14	14.26	13.33	94.79	101.22
John Hancock Dimensional Healthcare Index[2]	29.65	14.78	13.83	99.22	106.26
Russell 1000 Healthcare Index[3]	25.68	14.69	13.84	98.46	106.38

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Healthcare Index is designed to comprise securities in the healthcare sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The healthcare sector is composed of companies in areas such as the manufacture of healthcare equipment and supplies, biotechnology, home or long-term healthcare facilities, hospitals, pharmaceuticals, or the provision of basic healthcare services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Health Care Index comprises securities of the Russell 1000 Index classified in the health care sector. Effective 9-21-20, the underlying components of the Russell 1000 Healthcare Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Health care equipment and supplies	24.5
Health care providers and services	23.6
Pharmaceuticals	20.2
Biotechnology	15.5
Life sciences tools and services	12.9
Health care technology	2.8
Diversified consumer services	0.5
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Healthcare ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
UnitedHealth Group, Inc.	6.2
Johnson & Johnson	5.7
Pfizer, Inc.	3.0
Merck & Company, Inc.	2.9
Abbott Laboratories	2.3
AbbVie, Inc.	2.3
Thermo Fisher Scientific, Inc.	2.3
Medtronic PLC	2.1
Anthem, Inc.	2.1
Bristol-Myers Squibb Company	2.0
TOTAL	30.9
The value of a $10,000 investment calculated at market value from inception through period end would be $20,122.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.69
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	15

Multifactor Industrials ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	63.78	16.67	16.68	116.19	119.42
Market price	63.81	16.68	16.69	116.24	119.44
John Hancock Dimensional Industrials Index[2]	64.52	17.20	17.21	121.12	124.53
Russell 1000 Industrials Index[3]	60.29	15.11	15.17	102.11	105.31

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Industrials Index is designed to comprise securities in the industrials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The industrials sector is composed of companies involved in areas such as aerospace and defense, construction and engineering, machinery, building products and equipment, road/rail/air/marine transportation and infrastructure, industrial trading and distribution, and related services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Industrials Index comprises securities of the Russell 1000 Index classified in the industrials sector. Effective 9-21-20, the underlying components of the Russell 1000 Industrials Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter. Prior to 9-21-20, index name was the Russell 1000 Producer Durables Index.
INDUSTRY COMPOSITION (% of net assets)
Machinery	21.9
Aerospace and defense	10.8
Road and rail	9.1
Electrical equipment	6.7
IT services	6.6
Building products	6.3
Industrial conglomerates	6.1
Household durables	5.5
Air freight and logistics	5.4
Professional services	5.2
Other	16.4
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Industrials ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Accenture PLC, Class A	2.5
Union Pacific Corp.	2.1
Caterpillar, Inc.	2.0
Honeywell International, Inc.	1.9
United Parcel Service, Inc., Class B	1.9
3M Company	1.7
Raytheon Technologies Corp.	1.7
Parker-Hannifin Corp.	1.6
Cummins, Inc.	1.6
Carrier Global Corp.	1.6
TOTAL	18.6
The value of a $10,000 investment calculated at market value from inception through period end would be $21,944.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.88
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
16	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Large Cap ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	50.22	16.72	16.27	116.65	132.18
Market price	50.45	16.72	16.27	116.67	132.20
John Hancock Dimensional Large Cap Index[2]	50.72	17.09	16.63	120.11	136.32
Russell 1000 Index[3]	49.48	17.76	17.27	126.47	143.59

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Large Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are larger than that of the 801st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Index is an unmanaged index that measures performance of publicly-traded large-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Information technology	23.2
Financials	13.2
Health care	13.0
Consumer discretionary	11.8
Industrials	11.5
Communication services	8.6
Consumer staples	5.4
Materials	4.0
Utilities	3.6
Real estate	3.1
Energy	2.5
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Microsoft Corp.	3.5
Apple, Inc.	3.3
Amazon.com, Inc.	2.6
Alphabet, Inc., Class A	1.8
Facebook, Inc., Class A	1.3
JPMorgan Chase & Co.	0.9
Berkshire Hathaway, Inc., Class B	0.8
UnitedHealth Group, Inc.	0.8
Johnson & Johnson	0.8
Visa, Inc., Class A	0.7
TOTAL	16.5
The value of a $10,000 investment calculated at market value from inception through period end would be $23,220.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.32
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	17

Multifactor Materials ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	69.61	13.62	14.88	89.37	102.72
Market price	69.62	13.62	14.89	89.33	102.74
John Hancock Dimensional Materials Index[2]	69.76	14.03	15.30	92.77	106.47
Russell 1000 Basic Materials Index[3]	63.11	14.08	15.05	93.23	104.22

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Materials Index is designed to comprise securities in the materials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The materials sector is composed of companies involved in areas such as chemicals, metals, paper products, containers and packaging, and construction materials. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Basic Materials Index comprises securities of the Russell 1000 Index classified in the materials sector. Effective 9-21-20, the underlying components of the Russell 1000 Basic Materials Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter. Prior to 9-21-20, index name was the Russell 1000 Materials & Processing Index.
INDUSTRY COMPOSITION (% of net assets)
Chemicals	54.6
Containers and packaging	23.1
Metals and mining	13.7
Construction materials	5.8
Building products	1.7
Multi-utilities	1.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Materials ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Linde PLC	6.2
PPG Industries, Inc.	5.3
DuPont de Nemours, Inc.	5.2
The Sherwin-Williams Company	4.0
LyondellBasell Industries NV, Class A	3.9
International Paper Company	3.7
Dow, Inc.	3.7
Ball Corp.	3.7
Air Products & Chemicals, Inc.	3.4
Newmont Corp.	3.2
TOTAL	42.3
The value of a $10,000 investment calculated at market value from inception through period end would be $20,274.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.04
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
18	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Media and Communications ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	55.00	23.44	56.83
Market price	55.19	23.54	57.10
John Hancock Dimensional Media and Communications Index[2]	55.58	23.86	57.96
Russell 1000 Telecommunication Index[3]	15.78	8.70	19.52

[1]	From 3-12-19.
[2]	The John Hancock Dimensional Media and Communications Index is designed to comprise securities in the media and communications sector within the U.S. Universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution.
[3]	The Russell 1000 Telecommunication Index comprises securities of the Russell 1000 Index classified in the telecommunication sector. Effective 9-21-20, the underlying components of the Russell 1000 Telecommunication Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Media	33.8
Entertainment	25.4
Interactive media and services	23.7
Diversified telecommunication services	11.0
Wireless telecommunication services	3.3
Professional services	2.1
Software	0.6
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Media and Communications ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Facebook, Inc., Class A	7.3
Comcast Corp., Class A	6.2
The Walt Disney Company	5.7
Netflix, Inc.	5.5
Verizon Communications, Inc.	4.7
Charter Communications, Inc., Class A	4.2
Electronic Arts, Inc.	4.1
Activision Blizzard, Inc.	3.9
AT&T, Inc.	3.6
Alphabet, Inc., Class A	3.5
TOTAL	48.7
The value of a $10,000 investment calculated at market value from inception through period end would be $15,710.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.13
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	19

Multifactor Mid Cap ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	61.03	15.92	15.06	109.33	119.02
Market price	61.03	15.92	15.06	109.27	119.02
John Hancock Dimensional Mid Cap Index[2]	61.78	16.39	15.54	113.62	124.19
Russell Midcap Index[3]	59.57	15.58	14.98	106.23	118.13

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Mid Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are between the 200th and 951st largest U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell Midcap Index comprises approximately 800 publicly-traded mid-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Information technology	18.8
Industrials	15.6
Consumer discretionary	13.9
Financials	13.5
Health care	13.4
Materials	6.2
Real estate	5.2
Utilities	4.4
Consumer staples	3.3
Communication services	3.3
Energy	2.4
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Parker-Hannifin Corp.	0.5
Marvell Technology, Inc.	0.4
Skyworks Solutions, Inc.	0.4
Ally Financial, Inc.	0.4
United Rentals, Inc.	0.4
ANSYS, Inc.	0.4
Fifth Third Bancorp	0.4
Mettler-Toledo International, Inc.	0.4
D.R. Horton, Inc.	0.4
Laboratory Corp. of America Holdings	0.4
TOTAL	4.1
The value of a $10,000 investment calculated at market value from inception through period end would be $21,902.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.43
Net (%)	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
20	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Small Cap ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	64.17	11.53	46.13
Market price	64.21	11.51	46.07
John Hancock Dimensional Small Cap Index[2]	64.86	11.99	48.22
Russell 2000 Index[3]	74.91	14.57	60.48

[1]	From 11-8-17.
[2]	The John Hancock Dimensional Small Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are smaller than the 750th largest U.S. company but excluding the smallest 4% of U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE American, LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 2000 Index comprises approximately 2,000 publicly-traded small-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Industrials	17.7
Financials	16.3
Consumer discretionary	15.8
Information technology	14.4
Health care	11.4
Real estate	8.6
Materials	5.5
Utilities	3.8
Consumer staples	3.1
Communication services	1.8
Energy	1.6
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Small Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
United Therapeutics Corp.	0.6
Freshpet, Inc.	0.6
Brooks Automation, Inc.	0.5
Lattice Semiconductor Corp.	0.5
Brunswick Corp.	0.5
SiteOne Landscape Supply, Inc.	0.5
ITT, Inc.	0.5
Halozyme Therapeutics, Inc.	0.5
FLIR Systems, Inc.	0.5
PVH Corp.	0.5
TOTAL	5.2
The value of a $10,000 investment calculated at market value from inception through period end would be $14,607.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.45
Net (%)	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	21

Multifactor Technology ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	60.79	28.20	25.72	246.29	259.46
Market price	60.95	28.18	25.72	246.05	259.32
John Hancock Dimensional Technology Index[2]	61.52	28.65	26.17	252.40	266.62
Russell 1000 Technology Index[3]	59.60	31.05	28.21	286.54	301.05

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Technology Index is designed to comprise securities in the technology sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The technology sector is composed of companies in areas such as the creation, development or provision of software, hardware, internet services, database management, information technology consulting and services, data processing, or semi-conductors. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Technology Index comprises securities of the Russell 1000 Index classified in the technology sector. Effective 9-21-20, the underlying components of the Russell 1000 Technology Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Software	34.6
Semiconductors and semiconductor equipment	30.7
Technology hardware, storage and peripherals	10.8
IT services	9.0
Electronic equipment, instruments and components	8.9
Communications equipment	5.1
Electrical equipment	0.6
Interactive media and services	0.1
Internet and direct marketing retail	0.1
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Technology ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Microsoft Corp.	6.1
Apple, Inc.	5.9
Intel Corp.	3.3
NVIDIA Corp.	3.0
Cisco Systems, Inc.	2.5
Broadcom, Inc.	2.4
Adobe, Inc.	2.4
Texas Instruments, Inc.	2.3
salesforce.com, Inc.	2.2
IBM Corp.	2.0
TOTAL	32.1
The value of a $10,000 investment calculated at market value from inception through period end would be $35,932.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.67
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
22	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Utilities ETF
AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	18.01	8.83	8.54	52.64	51.76
Market price	17.97	8.83	8.54	52.64	51.78
John Hancock Dimensional Utilities Index[2]	18.46	9.33	9.03	56.18	55.36
Russell 1000 Utilities Index[3]	20.92	8.82	8.50	52.61	51.54

[1]	From 3-28-16.
[2]	The John Hancock Dimensional Utilities Index is designed to comprise securities in the utilities sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The utilities sector is composed of companies involved in areas such as the provision of gas, electric, and water power, energy trading, or the provision of related infrastructure or services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
[3]	The Russell 1000 Utilities Index comprises securities of the Russell 1000 Index classified in the utilities sector. Effective 9-21-20, the underlying components of the Russell 1000 Utilities Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9-20-20 and 100% of the current methodology thereafter.
INDUSTRY COMPOSITION (% of net assets)
Electric utilities	57.4
Multi-utilities	31.0
Independent power and renewable electricity producers	4.6
Water utilities	3.8
Gas utilities	3.1
Short-term investments and other	0.1
TOTAL	100.0
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Utilities ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
American Electric Power Company, Inc.	6.1
Exelon Corp.	6.0
Duke Energy Corp.	5.9
Xcel Energy, Inc.	5.5
The Southern Company	4.9
Public Service Enterprise Group, Inc.	4.5
PPL Corp.	4.1
Sempra Energy	4.0
Entergy Corp.	4.0
Consolidated Edison, Inc.	3.8
TOTAL	48.8
The value of a $10,000 investment calculated at market value from inception through period end would be $15,178.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.79
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	23

Premium/discount analysis (unaudited)
ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally, due to various factors, a fund’s holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.
A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.
The chart below presents information about the differences between each fund’s daily closing market price and the fund’s NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.
Data presented represents past performance and cannot be used to predict future results.
YEAR ENDED APRIL 30, 2021
	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Multifactor Consumer Discretionary ETF
0 - < 25	72	28.57%	175	69.44%
25 - < 50	0	0.00%	4	1.59%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	1	0.40%
100 or Above	0	0.00%	0	0.00%
Total	72	28.57%	180	71.43%
Multifactor Consumer Staples ETF
0 - < 25	54	21.43%	198	78.57%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	54	21.43%	198	78.57%
Multifactor Developed International ETF
0 - < 25	63	25.00%	54	21.43%
25 - < 50	37	14.68%	25	9.92%
50 - < 75	26	10.32%	8	3.17%
75 - < 100	11	4.37%	3	1.19%
100 or Above	22	8.73%	3	1.19%
Total	159	63.10%	93	36.90%
Multifactor Emerging Markets ETF
0 - < 25	46	18.25%	42	16.67%
25 - < 50	40	15.87%	23	9.13%
50 - < 75	31	12.30%	17	6.75%
75 - < 100	19	7.54%	4	1.59%
100 or Above	24	9.52%	6	2.38%
Total	160	63.48%	92	36.52%
Multifactor Energy ETF
0 - < 25	112	44.44%	126	50.00%
25 - < 50	6	2.38%	7	2.78%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	1	0.40%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	119	47.22%	133	52.78%
24	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

YEAR ENDED APRIL 30, 2021
	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Multifactor Financials ETF
0 - < 25	165	65.48%	82	32.54%
25 - < 50	4	1.59%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	169	67.07%	83	32.94%
Multifactor Healthcare ETF
0 - < 25	130	51.59%	120	47.62%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	1	0.40%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	130	51.59%	122	48.42%
Multifactor Industrials ETF
0 - < 25	106	42.06%	145	57.54%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	1	0.40%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	106	42.06%	146	57.94%
Multifactor Large Cap ETF
0 - < 25	121	48.02%	131	51.98%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	121	48.02%	131	51.98%
Multifactor Materials ETF
0 - < 25	44	17.46%	206	81.75%
25 - < 50	1	0.40%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	45	17.86%	207	82.15%
Multifactor Media and Communications ETF
0 - < 25	47	18.65%	204	80.95%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	1	0.40%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	48	19.05%	204	80.95%
Multifactor Mid Cap ETF
0 - < 25	58	23.02%	194	76.98%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	58	23.02%	194	76.98%
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	25

YEAR ENDED APRIL 30, 2021
	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Multifactor Small Cap ETF
0 - < 25	133	52.78%	119	47.22%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	133	52.78%	119	47.22%
Multifactor Technology ETF
0 - < 25	113	44.84%	138	54.76%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	113	44.84%	139	55.16%
Multifactor Utilities ETF
0 - < 25	120	47.62%	131	51.98%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	120	47.62%	132	52.38%
26	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2020, with the same investment held until April 30, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2021, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2020, with the same investment held until April 30, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2020	Ending value on 4-30-2021	Expenses paid during 4-30-2021[1]	Annualized expense ratio
Multifactor Consumer Discretionary ETF
Actual expenses/actual returns	$1,000.00	$1,371.70	$2.35	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Consumer Staples ETF
Actual expenses/actual returns	$1,000.00	$1,175.30	$2.16	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Developed International ETF
Actual expenses/actual returns	$1,000.00	$1,291.50	$2.22	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Multifactor Emerging Markets ETF
Actual expenses/actual returns	$1,000.00	$1,272.00	$2.76	0.49%
Hypothetical example for comparison purposes	1,000.00	1,022.40	2.46	0.49%
ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	27

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2020	Ending value on 4-30-2021	Expenses paid during 4-30-2021[1]	Annualized expense ratio
Multifactor Energy ETF
Actual expenses/actual returns	$1,000.00	$1,774.40	$2.75	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Financials ETF
Actual expenses/actual returns	$1,000.00	$1,505.40	$2.48	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Healthcare ETF
Actual expenses/actual returns	$1,000.00	$1,205.90	$2.19	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Industrials ETF
Actual expenses/actual returns	$1,000.00	$1,351.00	$2.33	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Large Cap ETF
Actual expenses/actual returns	$1,000.00	$1,312.10	$1.66	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.45	0.29%
Multifactor Materials ETF
Actual expenses/actual returns	$1,000.00	$1,363.70	$2.34	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Media and Communications ETF
Actual expenses/actual returns	$1,000.00	$1,319.10	$2.30	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Mid Cap ETF
Actual expenses/actual returns	$1,000.00	$1,364.50	$2.40	0.41%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.06	0.41%
Multifactor Small Cap ETF
Actual expenses/actual returns	$1,000.00	$1,423.20	$2.52	0.42%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.11	0.42%
Multifactor Technology ETF
Actual expenses/actual returns	$1,000.00	$1,317.80	$2.30	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Utilities ETF
Actual expenses/actual returns	$1,000.00	$1,100.70	$2.08	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
28	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL

Funds' investments
MULTIFACTOR CONSUMER DISCRETIONARY ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$49,683,666
(Cost $37,498,602)
Communication services – 0.6%		280,206
Entertainment – 0.6%
Roku, Inc. (A)	817	280,206
Consumer discretionary – 92.7%		46,060,063
Auto components – 0.3%
Fox Factory Holding Corp. (A)	1,108	169,779
Automobiles – 9.2%
Ford Motor Company (A)	48,203	556,263
General Motors Company (A)	17,672	1,011,192
Harley-Davidson, Inc.	4,130	199,768
Tesla, Inc. (A)	3,652	2,590,875
Thor Industries, Inc.	1,409	199,500
Distributors – 1.6%
Genuine Parts Company	3,837	479,510
LKQ Corp. (A)	7,009	327,390
Diversified consumer services – 1.5%
Bright Horizons Family Solutions, Inc. (A)	1,587	229,845
Chegg, Inc. (A)	2,506	226,367
Grand Canyon Education, Inc. (A)	1,109	120,094
Terminix Global Holdings, Inc. (A)	3,049	155,164
Hotels, restaurants and leisure – 21.5%
Airbnb, Inc., Class A (A)(B)	189	32,642
Booking Holdings, Inc. (A)	288	710,231
Boyd Gaming Corp. (A)	1,482	98,034
Caesars Entertainment, Inc. (A)	4,328	423,452
Carnival Corp. (A)	15,551	434,806
Chipotle Mexican Grill, Inc. (A)	284	423,737
Choice Hotels International, Inc. (A)	729	82,960
Churchill Downs, Inc.	816	172,584
Darden Restaurants, Inc.	3,479	510,439
Domino's Pizza, Inc.	734	309,998
DraftKings, Inc., Class A (A)(B)	6,654	377,016
Expedia Group, Inc. (A)	2,955	520,760
Hilton Worldwide Holdings, Inc. (A)	5,017	645,688
Hyatt Hotels Corp., Class A (A)	973	80,107
Las Vegas Sands Corp. (A)	4,429	271,321
Marriott International, Inc., Class A (A)	2,885	428,480
Marriott Vacations Worldwide Corp. (A)	906	160,933
McDonald's Corp.	4,534	1,070,387
MGM Resorts International	10,268	418,113
Norwegian Cruise Line Holdings, Ltd. (A)	6,778	210,457
Penn National Gaming, Inc. (A)	3,356	299,087
Planet Fitness, Inc., Class A (A)	1,704	143,119
Royal Caribbean Cruises, Ltd. (A)	4,451	387,014
Starbucks Corp.	7,114	814,482
Texas Roadhouse, Inc. (A)	1,742	186,429
Vail Resorts, Inc. (A)	1,113	361,903
Wyndham Hotels & Resorts, Inc.	2,300	168,153
MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Wynn Resorts, Ltd. (A)	2,185	$280,554
Yum! Brands, Inc.	5,517	659,392
Household durables – 2.9%
Garmin, Ltd.	3,944	541,275
Helen of Troy, Ltd. (A)	649	137,075
Tempur Sealy International, Inc.	7,216	275,218
Whirlpool Corp.	1,954	462,023
Internet and direct marketing retail – 10.5%
Amazon.com, Inc. (A)	836	2,898,761
Chewy, Inc., Class A (A)(B)	683	54,449
DoorDash, Inc., Class A (A)	164	23,480
eBay, Inc.	21,897	1,221,634
Etsy, Inc. (A)	2,171	431,573
GrubHub, Inc. (A)	2,211	150,436
Qurate Retail, Inc., Series A	10,925	130,008
Stitch Fix, Inc., Class A (A)	712	30,844
Wayfair, Inc., Class A (A)	921	272,220
Leisure products – 3.1%
Brunswick Corp.	2,400	257,112
Hasbro, Inc.	2,775	275,974
Mattel, Inc. (A)	8,676	186,187
Peloton Interactive, Inc., Class A (A)	4,191	412,185
Polaris, Inc.	1,715	240,151
YETI Holdings, Inc. (A)	2,117	180,834
Multiline retail – 6.7%
Dollar General Corp.	3,512	754,202
Dollar Tree, Inc. (A)	6,427	738,462
Kohl's Corp.	2,888	169,410
Nordstrom, Inc. (A)	1,336	49,004
Ollie's Bargain Outlet Holdings, Inc. (A)	1,518	140,066
Target Corp.	7,059	1,463,048
Specialty retail – 26.8%
Advance Auto Parts, Inc.	1,769	354,083
AutoNation, Inc. (A)	2,174	222,792
AutoZone, Inc. (A)	436	638,356
Best Buy Company, Inc.	9,758	1,134,563
Burlington Stores, Inc. (A)	1,008	328,941
CarMax, Inc. (A)	4,583	610,639
Carvana Company (A)	615	175,435
Dick's Sporting Goods, Inc.	1,807	149,222
Five Below, Inc. (A)	1,544	310,761
Floor & Decor Holdings, Inc., Class A (A)	2,595	287,837
GameStop Corp., Class A (A)	621	107,799
L Brands, Inc. (A)	4,197	276,582
Lithia Motors, Inc., Class A	685	263,300
Lowe's Companies, Inc.	6,521	1,279,746
O'Reilly Automotive, Inc. (A)	1,455	804,440
Penske Automotive Group, Inc.	807	70,766
RH (A)	376	258,696
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	29

MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Ross Stores, Inc.	4,626	$605,728
The Gap, Inc.	6,666	220,645
The Home Depot, Inc.	7,860	2,544,046
The TJX Companies, Inc.	9,571	679,541
Tractor Supply Company	4,712	888,683
Ulta Beauty, Inc. (A)	1,514	498,636
Vroom, Inc. (A)	2,502	115,768
Williams-Sonoma, Inc.	3,007	513,445
Textiles, apparel and luxury goods – 8.6%
Capri Holdings, Ltd. (A)	3,286	180,993
Columbia Sportswear Company	866	94,403
Deckers Outdoor Corp. (A)	849	287,132
Hanesbrands, Inc.	15,582	328,157
Levi Strauss & Company, Class A	1,465	42,280
Lululemon Athletica, Inc. (A)	1,418	475,413
NIKE, Inc., Class B	9,215	1,222,093
PVH Corp. (A)	1,532	173,392
Ralph Lauren Corp. (A)	1,268	169,012
Skechers U.S.A., Inc., Class A (A)	3,031	146,973
Tapestry, Inc. (A)	5,959	285,138
Under Armour, Inc., Class A (A)	4,341	105,530
Under Armour, Inc., Class C (A)	4,495	89,495
VF Corp.	7,711	675,946
Consumer staples – 1.0%		523,105
Personal products – 1.0%
The Estee Lauder Companies, Inc., Class A	1,667	523,105
Industrials – 5.7%		2,820,292
Building products – 1.8%
Allegion PLC	3,460	464,955
Fortune Brands Home & Security, Inc.	3,886	407,952
Commercial services and supplies – 1.8%
Copart, Inc. (A)	5,718	711,948
Rollins, Inc.	5,580	208,022
Machinery – 0.1%
Nikola Corp. (A)(B)	3,322	38,436
Road and rail – 1.6%
Lyft, Inc., Class A (A)	4,806	267,502
Uber Technologies, Inc. (A)	9,318	510,347
Trading companies and distributors – 0.4%
SiteOne Landscape Supply, Inc. (A)	1,177	211,130

SHORT-TERM INVESTMENTS – 0.3%		$128,929
(Cost $128,931)
Short-term funds – 0.3%		128,929
John Hancock Collateral Trust, 0.0360% (C)(D)	6,737	67,404
MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	61,525	$61,525
Total investments (Multifactor Consumer Discretionary ETF) (Cost $37,627,533) 100.3%		$49,812,595
Other assets and liabilities, net (0.3%)		(124,440)
Total net assets 100.0%		$49,688,155

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR CONSUMER STAPLES ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$21,836,742
(Cost $19,169,587)
Consumer discretionary – 1.0%		228,486
Household durables – 1.0%
Newell Brands, Inc.	8,475	228,486
Consumer staples – 95.4%		20,854,914
Beverages – 20.0%
Brown-Forman Corp., Class A	585	41,740
Brown-Forman Corp., Class B	5,322	405,962
Constellation Brands, Inc., Class A	1,681	403,978
Keurig Dr. Pepper, Inc.	6,814	244,282
Molson Coors Beverage Company, Class B (A)	4,188	230,131
Monster Beverage Corp. (A)	3,218	312,307
PepsiCo, Inc.	8,495	1,224,639
The Boston Beer Company, Inc., Class A (A)	152	184,906
The Coca-Cola Company	24,294	1,311,390
Food and staples retailing – 22.8%
Albertsons Companies, Inc., Class A (B)	3,702	68,746
BJ's Wholesale Club Holdings, Inc. (A)	3,084	137,762
Casey's General Stores, Inc.	890	197,749
Costco Wholesale Corp.	3,504	1,303,803
Performance Food Group Company (A)	2,722	159,781
Sysco Corp.	4,636	392,808
The Kroger Company	24,246	885,949
U.S. Foods Holding Corp. (A)	4,517	187,275
Walgreens Boots Alliance, Inc.	7,137	378,975
Walmart, Inc.	9,119	1,275,839
Food products – 30.6%
Archer-Daniels-Midland Company	11,589	731,614
Beyond Meat, Inc. (A)(B)	552	72,687
Bunge, Ltd.	3,283	277,151
30	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR CONSUMER STAPLES ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Campbell Soup Company	6,006	$286,787
Conagra Brands, Inc.	10,192	378,021
Darling Ingredients, Inc. (A)	3,500	243,075
Freshpet, Inc. (A)	594	109,783
General Mills, Inc.	7,453	453,590
Hormel Foods Corp.	5,480	253,176
Ingredion, Inc.	1,655	154,594
Kellogg Company	6,937	433,008
Lamb Weston Holdings, Inc.	3,079	247,860
McCormick & Company, Inc.	4,950	447,282
Mondelez International, Inc., Class A	13,820	840,394
Pilgrim's Pride Corp. (A)	1,421	34,047
Post Holdings, Inc. (A)	1,585	180,341
The Hershey Company	3,091	507,851
The J.M. Smucker Company	2,294	300,491
The Kraft Heinz Company	6,892	284,571
Tyson Foods, Inc., Class A	5,873	454,864
Household products – 15.1%
Church & Dwight Company, Inc.	5,276	452,364
Colgate-Palmolive Company	8,373	675,701
Kimberly-Clark Corp.	2,803	373,696
Reynolds Consumer Products, Inc.	1,694	49,668
The Clorox Company	2,648	483,260
The Procter & Gamble Company	9,555	1,274,828
Personal products – 0.4%
Herbalife Nutrition, Ltd. (A)	1,978	90,533
Tobacco – 6.5%
Altria Group, Inc.	12,971	619,365
Philip Morris International, Inc.	8,382	796,290
Materials – 3.5%		753,342
Chemicals – 3.5%
Corteva, Inc.	15,450	753,342

SHORT-TERM INVESTMENTS – 0.8%		$177,394
(Cost $177,402)
Short-term funds – 0.8%		177,394
John Hancock Collateral Trust, 0.0360% (C)(D)	13,330	133,358

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	44,036	44,036
Total investments (Multifactor Consumer Staples ETF) (Cost $19,346,989) 100.7%		$22,014,136
Other assets and liabilities, net (0.7%)		(162,072)
Total net assets 100.0%		$21,852,064

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
MULTIFACTOR CONSUMER STAPLES ETF (continued)

(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS - 98.0%		$474,952,385
(Cost $393,489,611)
Australia - 7.1%		34,243,724
Afterpay, Ltd. (A)	2,358	214,292
AGL Energy, Ltd.	53,921	371,946
Ampol, Ltd.	3,517	69,521
APA Group	69,632	539,486
Aristocrat Leisure, Ltd.	14,577	418,534
ASX, Ltd.	2,066	116,467
Aurizon Holdings, Ltd.	224,836	651,280
Australia & New Zealand Banking Group, Ltd.	59,250	1,315,363
BHP Group PLC	52,016	1,573,250
BHP Group, Ltd.	64,278	2,368,379
BlueScope Steel, Ltd.	13,249	221,263
Brambles, Ltd.	61,599	494,854
CIMIC Group, Ltd. (A)(B)	3,031	45,421
Cochlear, Ltd.	3,757	645,716
Coles Group, Ltd.	28,880	364,072
Commonwealth Bank of Australia	34,901	2,400,454
Computershare, Ltd.	31,824	347,104
Crown Resorts, Ltd. (A)	22,643	213,735
CSL, Ltd.	10,664	2,233,656
Dexus	25,428	199,758
Domino's Pizza Enterprises, Ltd.	1,687	138,978
Evolution Mining, Ltd.	86,650	309,899
Fortescue Metals Group, Ltd.	48,592	847,913
Goodman Group	22,067	322,333
Insurance Australia Group, Ltd.	44,869	169,829
Lendlease Corp., Ltd.	38,273	375,758
Macquarie Group, Ltd.	9,205	1,141,149
Magellan Financial Group, Ltd.	7,617	285,362
Medibank Private, Ltd.	205,952	489,990
Mirvac Group	87,296	181,392
National Australia Bank, Ltd.	53,924	1,110,485
Newcrest Mining, Ltd.	14,480	296,628
Northern Star Resources, Ltd.	55,041	446,848
Oil Search, Ltd.	103,166	302,824
Origin Energy, Ltd.	111,554	358,467
Qantas Airways, Ltd. (A)	73,795	282,165
QBE Insurance Group, Ltd.	58,811	447,926
Ramsay Health Care, Ltd.	10,821	562,707
REA Group, Ltd.	1,498	183,232
Reece, Ltd.	6,956	108,914
Rio Tinto, Ltd.	17,411	1,629,362
Santos, Ltd.	185,324	999,212
Scentre Group	81,564	171,371
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	31

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
SEEK, Ltd. (A)	9,495	$227,147
Sonic Healthcare, Ltd.	33,165	919,185
South32, Ltd.	232,658	517,584
Stockland	69,558	251,457
Suncorp Group, Ltd.	64,804	526,108
Sydney Airport (A)	47,551	227,364
Tabcorp Holdings, Ltd.	125,164	480,514
Telstra Corp., Ltd.	164,006	429,467
The GPT Group	46,278	165,153
TPG Telecom, Ltd.	8,296	35,309
Transurban Group	24,266	265,606
Treasury Wine Estates, Ltd.	32,443	251,608
Vicinity Centres	79,918	97,846
Wesfarmers, Ltd.	21,029	878,955
Westpac Banking Corp.	77,589	1,497,142
WiseTech Global, Ltd.	2,760	67,008
Woodside Petroleum, Ltd.	24,086	425,316
Woolworths Group, Ltd.	33,391	1,013,660
Austria - 0.1%		705,731
Erste Group Bank AG	7,101	253,026
OMV AG	3,405	168,097
Raiffeisen Bank International AG	5,553	121,595
Telekom Austria AG	2,500	20,465
Verbund AG	748	61,500
voestalpine AG	1,865	81,048
Belgium - 1.0%		4,857,511
Ackermans & van Haaren NV	1,999	320,051
Ageas SA/NV	15,067	913,412
Anheuser-Busch InBev SA/NV	20,413	1,445,639
Elia Group SA/NV (B)	2,700	292,523
Etablissements Franz Colruyt NV	3,745	222,391
Galapagos NV (A)	1,011	78,813
KBC Group NV (A)	7,059	549,116
Proximus SADP	10,306	219,965
Solvay SA (B)	1,787	227,596
Telenet Group Holding NV (B)	1,142	48,968
UCB SA	1,380	128,015
Umicore SA	5,377	327,266
Warehouses De Pauw CVA	2,373	83,756
Chile - 0.1%		240,905
Antofagasta PLC	9,327	240,905
Czech Republic - 0.0%		217,587
Avast PLC (C)	32,898	217,587
Denmark - 2.6%		12,613,173
A.P. Moller - Maersk A/S, Series A	80	188,421
A.P. Moller - Maersk A/S, Series B	89	221,432
Ambu A/S, Class B	3,065	171,963
Carlsberg A/S, Class B	5,108	897,547
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Denmark (continued)
Chr. Hansen Holding A/S (A)	6,115	$562,834
Coloplast A/S, B Shares	2,539	420,656
Danske Bank A/S	35,655	681,339
DSV Panalpina A/S	6,012	1,342,510
Genmab A/S (A)	5,034	1,849,762
GN Store Nord A/S	6,951	628,303
Novo Nordisk A/S, B Shares	36,138	2,650,251
Novozymes A/S, B Shares	14,726	1,049,567
Orsted A/S (C)	5,149	751,973
Vestas Wind Systems A/S	28,630	1,196,615
Finland - 1.4%		6,574,549
Elisa OYJ	8,649	491,326
Fortum OYJ	14,157	372,372
Kesko OYJ, A Shares	6,844	196,084
Kesko OYJ, B Shares	15,630	476,782
Kone OYJ, Class B	9,575	753,134
Metso Outotec OYJ	38,643	434,668
Neste OYJ	10,680	647,972
Nokia OYJ (A)	97,796	464,138
Nordea Bank ABP	63,752	661,078
Orion OYJ, Class A	561	24,852
Orion OYJ, Class B	5,513	244,424
Sampo OYJ, A Shares	6,748	320,949
Stora Enso OYJ, R Shares	48,069	921,797
UPM-Kymmene OYJ	9,182	359,785
Wartsila OYJ ABP	15,878	205,188
France - 10.0%		48,618,408
Air Liquide SA	10,602	1,788,307
Airbus SE (A)	10,797	1,298,963
Alstom SA (A)	9,636	527,096
AXA SA (B)	44,845	1,269,983
BNP Paribas SA (A)	21,917	1,408,625
Bouygues SA (B)	35,467	1,521,656
Capgemini SE	12,161	2,231,046
Cie de Saint-Gobain	31,126	1,967,147
Cie Generale des Etablissements Michelin SCA	22,149	3,208,887
Credit Agricole SA (A)	73,950	1,145,878
Danone SA (B)	12,189	860,285
Dassault Systemes SE	1,899	441,087
Electricite de France SA (A)	58,893	859,252
Engie SA	113,006	1,682,773
EssilorLuxottica SA	5,123	853,522
Faurecia SE	2,341	126,532
Hermes International	587	737,722
Kering SA	1,233	989,276
Legrand SA	18,088	1,763,721
L'Oreal SA	2,722	1,119,499
LVMH Moet Hennessy Louis Vuitton SE	5,315	4,006,550
Orange SA	256,602	3,197,088
Pernod Ricard SA	4,224	867,984
32	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
France (continued)
Safran SA	8,584	$1,283,204
Sanofi (B)	19,239	2,021,165
Sartorius Stedim Biotech	1,395	641,493
Schneider Electric SE	5,684	910,176
Societe Generale SA (A)	40,659	1,158,535
Teleperformance	2,719	1,051,002
Thales SA	7,018	716,244
TOTAL SE	52,469	2,325,947
Veolia Environnement SA	14,216	453,329
Vinci SA (B)	13,840	1,522,778
Vivendi SE	53,243	1,858,723
Worldline SA (A)(C)	8,171	802,933
Germany - 8.4%		40,930,813
adidas AG (A)	3,365	1,040,444
Allianz SE	8,781	2,287,470
BASF SE	20,832	1,682,202
Bayer AG	41,799	2,708,094
Bayerische Motoren Werke AG	16,477	1,654,240
Beiersdorf AG	3,817	431,461
Continental AG	8,406	1,139,820
Covestro AG (C)	5,326	348,910
CureVac NV (A)	189	22,102
Daimler AG	27,299	2,433,470
Delivery Hero SE (A)(C)	3,378	536,973
Deutsche Bank AG (A)	112,997	1,578,715
Deutsche Boerse AG	10,247	1,767,654
Deutsche Post AG	20,586	1,213,174
Deutsche Telekom AG	94,957	1,828,947
Deutsche Wohnen SE	29,923	1,620,958
E.ON SE	88,761	1,071,283
Evonik Industries AG	16,676	584,571
Fresenius Medical Care AG & Company KGaA	23,052	1,835,939
Fresenius SE & Company KGaA	43,984	2,164,511
Hannover Rueck SE	3,401	629,676
Hapag-Lloyd AG (C)	725	132,048
HeidelbergCement AG	10,915	1,001,491
Henkel AG & Company KGaA	1,581	157,395
Infineon Technologies AG	14,188	573,274
Knorr-Bremse AG	3,376	414,531
Merck KGaA	1,833	322,489
Muenchener Rueckversicherungs-Gesellschaft AG	3,500	1,013,930
Puma SE	2,829	298,735
RWE AG	36,360	1,380,511
SAP SE	15,530	2,182,829
Siemens AG	8,406	1,404,739
Siemens Energy AG (A)	15,356	513,898
Siemens Healthineers AG (C)	3,249	185,701
Symrise AG	7,335	948,328
Volkswagen AG	1,450	461,164
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Vonovia SE	14,811	$974,203
Zalando SE (A)(C)	3,695	384,933
Hong Kong - 3.0%		14,353,845
AIA Group, Ltd.	265,924	3,386,171
BOC Hong Kong Holdings, Ltd.	89,795	316,780
Budweiser Brewing Company APAC, Ltd. (C)	9,400	29,712
Chow Tai Fook Jewellery Group, Ltd.	55,600	89,769
CK Asset Holdings, Ltd.	127,396	799,623
CK Hutchison Holdings, Ltd.	69,273	568,144
CK Infrastructure Holdings, Ltd.	39,929	244,709
CLP Holdings, Ltd.	171,571	1,693,211
Galaxy Entertainment Group, Ltd. (A)	21,641	190,585
Hang Lung Properties, Ltd.	92,000	251,119
Hang Seng Bank, Ltd.	18,389	361,063
Henderson Land Development Company, Ltd.	86,398	384,332
Hong Kong & China Gas Company, Ltd.	104,158	167,096
Hong Kong Exchanges & Clearing, Ltd.	27,725	1,677,739
Hongkong Land Holdings, Ltd.	33,100	163,845
Link REIT	45,010	425,653
MTR Corp., Ltd.	38,913	216,939
New World Development Company, Ltd.	128,265	678,743
Power Assets Holdings, Ltd.	89,073	547,614
Sun Hung Kai Properties, Ltd.	40,662	614,104
Swire Properties, Ltd.	72,401	216,266
Techtronic Industries Company, Ltd.	44,577	812,698
Wharf Real Estate Investment Company, Ltd.	89,993	517,930
Ireland - 1.0%		4,791,377
CRH PLC	30,011	1,417,271
DCC PLC	4,810	418,495
Experian PLC	22,586	873,099
Flutter Entertainment PLC (A)	2,303	470,884
James Hardie Industries PLC, CHESS Depositary Interest	11,196	371,014
Kerry Group PLC, Class A	1,435	186,219
Kingspan Group PLC	7,615	678,903
Smurfit Kappa Group PLC	7,329	375,492
Isle of Man - 0.1%		636,149
Entain PLC (A)	27,163	636,149
Israel - 0.4%		1,937,846
Azrieli Group, Ltd.	604	42,553
Bank Hapoalim BM (A)	26,788	213,917
Bank Leumi Le-Israel BM (A)	34,238	241,530
Check Point Software Technologies, Ltd. (A)	2,903	339,099
Elbit Systems, Ltd.	583	80,331
Fiverr International, Ltd. (A)	63	13,108
ICL Group, Ltd.	17,657	113,509
Mizrahi Tefahot Bank, Ltd. (A)	4,792	135,190
Nice, Ltd. (A)	1,102	266,653
Teva Pharmaceutical Industries, Ltd. (A)	35,167	367,029
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	33

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Israel (continued)
Wix.com, Ltd. (A)	393	$124,927
Italy - 2.0%		9,581,944
Amplifon SpA (A)	5,705	241,262
Assicurazioni Generali SpA	22,020	442,280
Atlantia SpA (A)	10,476	204,614
Davide Campari-Milano NV	22,051	260,459
DiaSorin SpA	1,420	241,452
Enel SpA	138,737	1,380,685
Eni SpA	60,652	725,018
Ferrari NV	3,128	670,821
FinecoBank Banca Fineco SpA (A)	31,439	541,958
Hera SpA	77,337	311,414
Infrastrutture Wireless Italiane SpA (C)	14,217	166,010
Intesa Sanpaolo SpA (A)	286,906	801,621
Mediobanca Banca di Credito Finanziario SpA (A)	50,183	567,977
Moncler SpA (A)	5,448	334,605
Nexi SpA (A)(C)	10,508	201,633
Poste Italiane SpA (C)	16,618	218,052
PRADA SpA	13,900	86,530
Prysmian SpA	9,937	311,614
Recordati Industria Chimica e Farmaceutica SpA	6,258	345,330
Snam SpA	15,633	88,073
Telecom Italia SpA	871,413	478,662
Terna Rete Elettrica Nazionale SpA	61,265	452,092
UniCredit SpA	38,937	401,321
UnipolSai Assicurazioni SpA	34,841	108,461
Japan - 24.8%		120,367,163
ABC-Mart, Inc.	1,400	74,928
Acom Company, Ltd.	16,300	69,939
Advantest Corp.	5,100	484,315
Aeon Company, Ltd.	17,800	485,691
AGC, Inc.	10,700	487,498
Aisin Corp.	10,100	389,012
Ajinomoto Company, Inc.	45,000	900,165
Alfresa Holdings Corp.	5,200	93,101
ANA Holdings, Inc. (A)	8,000	183,340
Asahi Group Holdings, Ltd.	7,400	309,053
Asahi Intecc Company, Ltd.	8,300	223,399
Asahi Kasei Corp.	53,700	565,716
Astellas Pharma, Inc.	32,600	489,276
Azbil Corp.	1,800	72,787
Bandai Namco Holdings, Inc.	5,001	367,211
Bridgestone Corp.	29,400	1,177,291
Brother Industries, Ltd.	13,500	285,426
Canon, Inc.	20,200	481,045
Capcom Company, Ltd.	7,800	253,328
Central Japan Railway Company	4,544	664,524
Chubu Electric Power Company, Inc.	30,200	364,842
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Chugai Pharmaceutical Company, Ltd.	11,400	$427,715
Concordia Financial Group, Ltd.	72,200	270,820
Cosmos Pharmaceutical Corp.	700	100,480
CyberAgent, Inc.	22,400	460,685
Dai Nippon Printing Company, Ltd.	19,324	383,810
Daifuku Company, Ltd.	4,600	455,350
Dai-ichi Life Holdings, Inc.	27,400	492,701
Daiichi Sankyo Company, Ltd.	18,600	474,253
Daikin Industries, Ltd.	5,547	1,112,902
Daito Trust Construction Company, Ltd.	3,686	391,851
Daiwa House Industry Company, Ltd.	24,600	728,064
Daiwa House REIT Investment Corp.	43	115,304
Daiwa Securities Group, Inc.	84,500	450,002
Denso Corp.	8,400	542,478
Dentsu Group, Inc.	7,500	230,548
Disco Corp.	1,698	549,922
East Japan Railway Company	8,800	602,124
Eisai Company, Ltd.	3,972	259,058
ENEOS Holdings, Inc.	77,700	334,955
FANUC Corp.	1,970	453,728
Fast Retailing Company, Ltd.	1,519	1,246,690
Fuji Electric Company, Ltd.	10,893	495,793
FUJIFILM Holdings Corp.	9,800	635,402
Fujitsu, Ltd.	3,300	525,470
GLP J-REIT	65	108,943
GMO Payment Gateway, Inc.	2,500	319,061
Hakuhodo DY Holdings, Inc. (B)	11,300	190,323
Hamamatsu Photonics KK	3,700	214,610
Hankyu Hanshin Holdings, Inc.	20,600	648,314
Hikari Tsushin, Inc.	541	108,789
Hino Motors, Ltd.	23,700	198,394
Hirose Electric Company, Ltd.	1,005	160,075
Hisamitsu Pharmaceutical Company, Inc.	1,500	87,279
Hitachi Construction Machinery Company, Ltd.	8,700	267,037
Hitachi Metals, Ltd. (A)	17,200	333,599
Hitachi, Ltd.	30,200	1,486,722
Honda Motor Company, Ltd.	39,654	1,172,515
Hoshizaki Corp.	2,100	186,359
Hoya Corp.	9,600	1,092,137
Hulic Company, Ltd.	39,400	448,411
Idemitsu Kosan Company, Ltd.	17,959	429,978
Iida Group Holdings Company, Ltd.	8,600	209,522
Inpex Corp.	45,400	309,852
Isuzu Motors, Ltd.	32,200	325,815
ITOCHU Corp.	35,900	1,119,319
Itochu Techno-Solutions Corp.	5,100	176,835
Japan Airlines Company, Ltd. (A)	13,600	288,785
Japan Exchange Group, Inc.	21,000	492,123
Japan Post Bank Company, Ltd.	8,000	73,117
Japan Post Holdings Company, Ltd. (A)	24,500	205,674
Japan Post Insurance Company, Ltd.	9,100	175,331
34	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Japan Real Estate Investment Corp.	37	$229,505
Japan Retail Fund Investment Corp.	101	99,517
Japan Tobacco, Inc.	38,000	710,599
JFE Holdings, Inc.	19,200	252,592
JSR Corp.	8,500	261,676
Kajima Corp.	37,800	522,190
Kakaku.com, Inc.	3,900	105,970
Kansai Paint Company, Ltd.	6,000	151,118
Kao Corp.	12,200	782,081
KDDI Corp.	61,300	1,854,058
Keikyu Corp.	10,100	129,178
Keio Corp.	4,670	303,344
Keisei Electric Railway Company, Ltd.	7,900	246,457
Keyence Corp.	1,770	850,468
Kikkoman Corp. (B)	7,700	472,687
Kintetsu Group Holdings Company, Ltd. (A)	7,200	257,884
Kirin Holdings Company, Ltd.	20,900	392,072
Kobayashi Pharmaceutical Company, Ltd.	1,200	107,040
Kobe Bussan Company, Ltd. (B)	4,200	112,277
Koei Tecmo Holdings Company, Ltd.	650	29,049
Koito Manufacturing Company, Ltd.	6,300	392,507
Komatsu, Ltd.	23,400	686,126
Konami Holdings Corp.	5,400	322,108
Kose Corp.	900	135,529
Kubota Corp.	20,900	491,405
Kyocera Corp.	7,900	479,688
Kyowa Kirin Company, Ltd.	2,600	78,972
Lasertec Corp.	3,800	672,357
Lawson, Inc.	4,300	192,763
Lion Corp. (B)	11,900	223,183
Lixil Corp.	34,400	931,873
M3, Inc.	10,600	734,790
Makita Corp.	7,800	350,734
Marubeni Corp.	85,000	706,564
Mazda Motor Corp. (A)	47,600	368,415
Medipal Holdings Corp.	4,100	75,320
MEIJI Holdings Company, Ltd.	3,500	216,779
Mercari, Inc. (A)	1,900	93,866
MINEBEA MITSUMI, Inc.	33,600	842,574
MISUMI Group, Inc.	11,400	321,230
Mitsubishi Chemical Holdings Corp.	55,700	414,546
Mitsubishi Corp.	33,500	925,575
Mitsubishi Electric Corp.	32,900	506,270
Mitsubishi Estate Company, Ltd.	13,500	221,758
Mitsubishi HC Capital, Inc.	55,500	317,854
Mitsubishi Heavy Industries, Ltd.	24,300	721,853
Mitsubishi UFJ Financial Group, Inc.	284,770	1,505,851
Mitsui & Company, Ltd.	41,000	864,036
Mitsui Chemicals, Inc.	18,400	579,077
Mitsui Fudosan Company, Ltd.	16,800	364,265
Miura Company, Ltd.	1,300	68,149
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Mizuho Financial Group, Inc.	50,400	$707,781
MonotaRO Company, Ltd.	6,400	163,359
MS&AD Insurance Group Holdings, Inc.	11,600	328,457
Murata Manufacturing Company, Ltd.	10,300	820,099
Nagoya Railroad Company, Ltd. (A)	7,300	167,365
NEC Corp.	14,903	867,143
Nexon Company, Ltd.	4,600	152,555
NGK Insulators, Ltd.	15,400	280,512
NH Foods, Ltd.	3,392	151,283
Nidec Corp.	8,100	937,793
Nihon M&A Center, Inc.	13,800	361,586
Nintendo Company, Ltd.	2,017	1,156,816
Nippon Building Fund, Inc.	17	111,669
Nippon Express Company, Ltd.	10,800	825,031
Nippon Paint Holdings Company, Ltd. (B)	9,500	135,758
Nippon Prologis REIT, Inc.	49	157,349
Nippon Sanso Holdings Corp. (B)	17,500	328,850
Nippon Shinyaku Company, Ltd.	1,300	87,535
Nippon Steel Corp.	33,700	587,950
Nippon Telegraph & Telephone Corp.	75,066	1,892,016
Nissan Chemical Corp.	7,800	401,043
Nissan Motor Company, Ltd. (A)	55,200	276,593
Nisshin Seifun Group, Inc.	9,100	146,692
Nissin Foods Holdings Company, Ltd.	2,316	164,210
Nitori Holdings Company, Ltd.	2,101	376,933
Nitto Denko Corp.	13,494	1,118,482
Nomura Holdings, Inc.	72,900	391,428
Nomura Real Estate Master Fund, Inc.	111	175,480
Nomura Research Institute, Ltd.	9,200	283,226
NSK, Ltd.	38,800	357,100
NTT Data Corp.	19,800	307,583
Obayashi Corp.	55,700	508,055
Obic Company, Ltd.	700	135,319
Odakyu Electric Railway Company, Ltd.	14,300	386,593
Oji Holdings Corp.	75,200	474,020
Olympus Corp.	30,200	620,964
Omron Corp.	2,000	151,686
Ono Pharmaceutical Company, Ltd.	4,565	114,892
Oracle Corp. Japan	1,400	131,284
Oriental Land Company, Ltd.	2,100	297,310
ORIX Corp.	31,700	509,700
Orix JREIT, Inc.	36	63,499
Osaka Gas Company, Ltd.	35,300	680,778
Otsuka Corp.	6,700	337,743
Otsuka Holdings Company, Ltd.	7,200	276,723
Pan Pacific International Holdings Corp.	9,200	198,216
Panasonic Corp.	88,704	1,046,059
PeptiDream, Inc. (A)	5,200	222,881
Pigeon Corp.	5,000	169,480
Pola Orbis Holdings, Inc.	3,200	82,939
Rakuten Group, Inc.	8,900	113,097
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	35

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Recruit Holdings Company, Ltd.	23,900	$1,079,933
Renesas Electronics Corp. (A)	20,100	234,459
Resona Holdings, Inc.	123,500	507,310
Ricoh Company, Ltd.	37,500	398,655
Rohm Company, Ltd.	4,900	485,495
Ryohin Keikaku Company, Ltd.	13,700	288,276
Santen Pharmaceutical Company, Ltd.	12,400	158,822
SBI Holdings, Inc.	13,600	384,465
SCSK Corp.	2,600	150,807
Secom Company, Ltd.	2,261	187,739
Seiko Epson Corp.	31,900	542,246
Sekisui Chemical Company, Ltd.	33,500	582,929
Sekisui House, Ltd.	23,700	478,965
Seven & i Holdings Company, Ltd.	31,000	1,332,684
SG Holdings Company, Ltd.	11,200	254,525
Sharp Corp.	10,300	174,046
Shimadzu Corp.	13,800	482,915
Shimano, Inc.	786	180,024
Shimizu Corp.	49,300	403,673
Shin-Etsu Chemical Company, Ltd.	4,298	725,476
Shionogi & Company, Ltd.	3,171	166,724
Shiseido Company, Ltd.	4,077	295,709
SMC Corp.	745	432,462
SoftBank Corp.	39,000	502,909
SoftBank Group Corp.	26,036	2,354,566
Sohgo Security Services Company, Ltd.	1,700	74,498
Sompo Holdings, Inc.	8,800	326,865
Sony Group Corp.	22,200	2,213,805
Square Enix Holdings Company, Ltd.	4,100	228,059
Stanley Electric Company, Ltd.	8,900	254,856
Subaru Corp.	15,200	281,945
SUMCO Corp.	16,800	435,274
Sumitomo Chemical Company, Ltd.	163,900	835,207
Sumitomo Corp.	30,100	409,760
Sumitomo Dainippon Pharma Company, Ltd.	7,900	136,961
Sumitomo Electric Industries, Ltd.	41,000	609,908
Sumitomo Metal Mining Company, Ltd.	15,500	657,834
Sumitomo Mitsui Financial Group, Inc.	32,100	1,116,547
Sumitomo Mitsui Trust Holdings, Inc.	11,275	383,724
Sumitomo Realty & Development Company, Ltd.	5,200	173,119
Sundrug Company, Ltd.	4,300	146,540
Suntory Beverage & Food, Ltd.	4,200	141,787
Suzuki Motor Corp.	9,400	356,633
Sysmex Corp.	3,948	394,601
T&D Holdings, Inc.	36,900	452,030
Taisei Corp.	22,261	820,748
Taisho Pharmaceutical Holdings Company, Ltd.	2,729	160,786
Taiyo Yuden Company, Ltd.	3,600	165,336
Takeda Pharmaceutical Company, Ltd.	26,247	872,859
TDK Corp.	5,100	692,878
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Terumo Corp.	12,500	$472,531
The Chiba Bank, Ltd.	54,200	338,177
The Chugoku Electric Power Company, Inc.	27,100	302,475
The Kansai Electric Power Company, Inc.	31,600	312,805
The Shizuoka Bank, Ltd. (B)	38,300	293,281
Tobu Railway Company, Ltd.	17,200	442,176
Toho Company, Ltd.	4,600	183,066
Toho Gas Company, Ltd.	2,600	144,385
Tohoku Electric Power Company, Inc.	68,400	602,618
Tokio Marine Holdings, Inc.	16,500	789,488
Tokyo Century Corp.	4,700	290,243
Tokyo Electric Power Company Holdings, Inc. (A)	192,800	569,731
Tokyo Electron, Ltd.	3,057	1,351,395
Tokyo Gas Company, Ltd.	15,800	319,888
Tokyu Corp.	21,000	269,933
Toppan Printing Company, Ltd.	21,700	369,856
Toray Industries, Inc.	135,900	844,456
Toshiba Corp.	8,100	334,582
Tosoh Corp.	22,300	395,384
TOTO, Ltd.	6,100	316,427
Toyo Suisan Kaisha, Ltd.	1,600	65,212
Toyota Industries Corp.	4,000	320,205
Toyota Motor Corp.	88,028	6,545,021
Toyota Tsusho Corp.	5,700	240,922
Trend Micro, Inc.	8,500	404,373
Tsuruha Holdings, Inc.	2,000	230,914
Unicharm Corp.	9,500	368,858
USS Company, Ltd.	15,500	280,916
Welcia Holdings Company, Ltd.	4,700	146,626
West Japan Railway Company	6,481	357,654
Yakult Honsha Company, Ltd.	2,300	111,944
Yamada Holdings Company, Ltd.	34,600	172,201
Yamaha Corp.	4,766	259,436
Yamaha Motor Company, Ltd.	24,800	619,178
Yamato Holdings Company, Ltd.	27,300	770,509
Yaskawa Electric Corp.	10,100	465,706
Z Holdings Corp.	45,000	207,904
ZOZO, Inc.	9,500	320,708
Jordan - 0.0%		219,184
Hikma Pharmaceuticals PLC	6,488	219,184
Luxembourg - 0.3%		1,206,453
ArcelorMittal SA	19,568	571,232
Eurofins Scientific SE	4,676	463,545
Tenaris SA	15,920	171,676
Macau - 0.1%		245,150
Sands China, Ltd. (A)	51,600	245,150
Mexico - 0.0%		104,407
Fresnillo PLC	9,156	104,407
36	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Netherlands - 5.0%		$24,324,904
Adyen NV (A)(C)	395	970,735
Akzo Nobel NV (B)	14,551	1,750,248
Argenx SE (A)	508	147,012
ASML Holding NV	7,303	4,757,878
Heineken Holding NV (B)	8,315	826,792
Heineken NV (B)	4,633	537,866
ING Groep NV	75,949	971,873
JDE Peet's NV (A)	1,979	76,997
Just Eat Takeaway.com NV (A)(B)(C)	2,005	207,571
Koninklijke Ahold Delhaize NV	92,435	2,491,407
Koninklijke DSM NV	10,931	1,963,283
Koninklijke Philips NV (A)	23,453	1,323,550
NN Group NV	7,720	386,324
Prosus NV (A)	6,650	722,315
Royal Dutch Shell PLC, B Shares	150,213	2,701,628
Stellantis NV	21,427	356,574
Stellantis NV (Euronext Paris Exchange)	87,101	1,447,799
Wolters Kluwer NV	29,637	2,685,052
New Zealand - 0.3%		1,198,309
a2 Milk Company, Ltd. (A)	18,283	100,353
Auckland International Airport, Ltd. (A)	18,900	102,926
Fisher & Paykel Healthcare Corp., Ltd.	9,420	242,981
Meridian Energy, Ltd.	30,590	116,985
Ryman Healthcare, Ltd.	4,441	45,215
Spark New Zealand, Ltd.	67,896	214,348
Xero, Ltd. (A)	3,434	375,501
Norway - 0.6%		2,817,948
Adevinta ASA (A)	1,840	33,774
Aker BP ASA	2,457	70,621
DNB ASA	21,359	460,308
Equinor ASA	42,358	864,168
Gjensidige Forsikring ASA	2,823	64,372
Mowi ASA	6,652	164,615
Norsk Hydro ASA	33,499	214,343
Orkla ASA	7,368	75,345
Salmar ASA	1,307	90,896
Schibsted ASA, A Shares (A)	843	42,555
Schibsted ASA, B Shares (A)	1,022	44,899
Telenor ASA	15,518	277,274
TOMRA Systems ASA	1,835	92,057
Yara International ASA (B)	6,168	322,721
Portugal - 0.1%		580,066
EDP - Energias de Portugal SA	63,712	354,491
Galp Energia SGPS SA	9,326	107,888
Jeronimo Martins SGPS SA	6,436	117,687
Singapore - 1.5%		7,232,206
Ascendas Real Estate Investment Trust	65,992	154,266
CapitaLand Integrated Commercial Trust	83,400	134,779
CapitaLand, Ltd.	104,300	291,639
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Singapore (continued)
City Developments, Ltd.	35,600	$211,127
DBS Group Holdings, Ltd.	63,824	1,434,889
Genting Singapore, Ltd.	227,000	147,591
Great Eastern Holdings, Ltd.	2,100	36,242
Jardine Cycle & Carriage, Ltd.	6,800	118,479
Keppel Corp., Ltd.	40,000	162,959
Mapletree Logistics Trust	32,700	48,912
Oversea-Chinese Banking Corp., Ltd.	101,988	935,248
Sea, Ltd., ADR (A)	2,336	589,933
Singapore Airlines, Ltd. (A)	150,100	570,885
Singapore Exchange, Ltd.	54,200	425,729
Singapore Technologies Engineering, Ltd.	71,200	206,578
Singapore Telecommunications, Ltd.	205,100	385,410
United Overseas Bank, Ltd.	52,924	1,057,764
Wilmar International, Ltd.	81,500	319,776
Spain - 2.3%		11,335,859
Aena SME SA (A)(C)	2,881	501,841
Amadeus IT Group SA (A)	5,243	357,863
Banco Bilbao Vizcaya Argentaria SA (A)	122,272	687,456
Banco Santander SA (A)	366,106	1,416,909
CaixaBank SA	187,822	603,009
Cellnex Telecom SA (A)(C)	5,783	327,472
EDP Renovaveis SA	1,781	42,493
Endesa SA	8,509	223,915
Ferrovial SA	17,855	508,114
Grifols SA	15,253	414,053
Iberdrola SA	213,067	2,881,665
Industria de Diseno Textil SA	28,708	1,023,628
Naturgy Energy Group SA (B)	29,045	745,790
Repsol SA	76,031	909,586
Siemens Gamesa Renewable Energy SA	4,864	176,244
Telefonica SA	111,196	515,821
Sweden - 3.3%		16,063,437
Alfa Laval AB	7,530	255,044
Assa Abloy AB, B Shares	11,814	337,134
Atlas Copco AB, A Shares	15,135	918,222
Atlas Copco AB, B Shares	8,817	458,277
Boliden AB (B)	24,809	967,627
Castellum AB	12,377	301,676
Electrolux AB, B Shares	29,369	825,246
Epiroc AB, A Shares (B)	16,166	350,822
Epiroc AB, B Shares	9,681	190,168
EQT AB	2,140	72,457
Essity AB, A Shares	392	12,981
Essity AB, B Shares	10,083	329,472
Evolution Gaming Group AB (C)	2,226	440,159
Fabege AB	11,622	173,524
Fastighets AB Balder, B Shares (A)	5,247	302,630
Getinge AB, B Shares	8,785	297,656
Hennes & Mauritz AB, B Shares (A)	19,056	470,555
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	37

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Sweden (continued)
Hexagon AB, B Shares	3,070	$293,140
Holmen AB, B Shares (B)	3,995	188,511
Husqvarna AB, B Shares	25,135	350,313
ICA Gruppen AB	7,056	325,440
Indutrade AB	11,733	306,932
Lifco AB, B Shares	2,104	226,679
Lundin Energy AB	3,050	97,822
Nibe Industrier AB, B Shares	4,762	174,469
Sagax AB, B Shares (B)	1,768	46,836
Sandvik AB (B)	11,053	273,588
Securitas AB, B Shares	18,395	314,243
Sinch AB (A)(C)	681	107,718
Skandinaviska Enskilda Banken AB, A Shares	28,406	364,996
Skandinaviska Enskilda Banken AB, C Shares	281	3,589
Skanska AB, B Shares	42,371	1,150,505
SKF AB, B Shares	11,106	287,115
Svenska Cellulosa AB SCA, B Shares	15,508	272,352
Svenska Handelsbanken AB, A Shares	35,325	410,160
Svenska Handelsbanken AB, B Shares (B)	1,401	17,149
Sweco AB, B Shares	7,060	126,075
Swedbank AB, A Shares	22,047	387,815
Swedish Match AB	2,566	210,724
Swedish Orphan Biovitrum AB (A)	15,816	269,437
Tele2 AB, B Shares	15,529	200,821
Telefonaktiebolaget LM Ericsson, B Shares	43,496	596,390
Telia Company AB (B)	52,964	219,479
Trelleborg AB, B Shares	13,442	350,685
Volvo AB, A Shares	11,238	283,085
Volvo AB, B Shares	61,470	1,503,719
Switzerland - 9.2%		44,464,122
ABB, Ltd.	46,081	1,498,056
Alcon, Inc. (A)	29,067	2,183,092
Cie Financiere Richemont SA, A Shares	12,169	1,249,389
Coca-Cola HBC AG	15,716	544,425
Credit Suisse Group AG	166,681	1,744,572
Geberit AG	1,033	680,021
Givaudan SA	328	1,375,223
Glencore PLC (A)	304,713	1,245,421
Kuehne + Nagel International AG	2,403	719,280
LafargeHolcim, Ltd. (A)	31,016	1,914,589
Lonza Group AG (A)	3,006	1,914,242
Nestle SA	59,939	7,155,479
Novartis AG	46,218	3,950,612
Partners Group Holding AG	1,243	1,771,723
Roche Holding AG	13,112	4,278,418
Roche Holding AG, Bearer Shares	1,080	375,611
Schindler Holding AG	945	263,176
Schindler Holding AG, Participation Certificates	1,465	417,309
SGS SA	159	470,698
Sika AG	8,006	2,391,135
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Switzerland (continued)
STMicroelectronics NV	57,501	$2,156,885
Swiss Re AG	20,395	1,898,062
Swisscom AG	3,343	1,815,457
UBS Group AG	69,169	1,056,059
Zurich Insurance Group AG	3,396	1,395,188
United Arab Emirates - 0.0%		1,869
NMC Health PLC (A)	5,181	1,869
United Kingdom - 13.3%		64,425,682
3i Group PLC	85,123	1,510,928
Admiral Group PLC	15,853	686,793
Anglo American PLC	28,846	1,226,120
Ashtead Group PLC	11,686	752,525
ASOS PLC (A)	5,039	364,186
Associated British Foods PLC (A)	9,528	304,471
AstraZeneca PLC	26,058	2,783,466
Auto Trader Group PLC (A)(C)	50,533	398,943
AVEVA Group PLC	4,784	230,504
Aviva PLC	240,349	1,332,100
B&M European Value Retail SA	41,337	323,825
BAE Systems PLC	83,954	588,400
Barclays PLC	380,995	925,775
Barratt Developments PLC	63,486	678,585
BP PLC	427,478	1,793,351
British American Tobacco PLC	37,894	1,407,142
BT Group PLC (A)	132,395	302,366
Bunzl PLC	21,289	685,900
Burberry Group PLC (A)	28,654	817,659
CNH Industrial NV	25,898	385,647
Coca-Cola European Partners PLC	12,466	704,108
Compass Group PLC (A)	24,353	530,215
Croda International PLC	8,164	764,567
Diageo PLC	48,438	2,180,279
Dr. Martens PLC (A)	17,687	118,427
DS Smith PLC	40,038	233,269
Ferguson PLC	5,911	747,370
GlaxoSmithKline PLC	91,838	1,703,360
Halma PLC	19,423	695,968
Hargreaves Lansdown PLC	20,099	478,504
HSBC Holdings PLC (A)	419,621	2,630,707
Imperial Brands PLC	42,088	878,465
Informa PLC (A)	77,525	603,450
InterContinental Hotels Group PLC (A)	5,954	424,711
Intermediate Capital Group PLC	3,549	107,415
Intertek Group PLC	9,978	847,968
J Sainsbury PLC	139,756	459,948
JD Sports Fashion PLC (A)	27,509	349,797
Johnson Matthey PLC	10,216	459,699
Kingfisher PLC (A)	98,436	486,963
Land Securities Group PLC	22,273	222,281
Legal & General Group PLC	144,763	545,976
38	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
Lloyds Banking Group PLC	1,434,187	$902,205
London Stock Exchange Group PLC	4,558	466,998
M&G PLC	94,431	284,108
Melrose Industries PLC	241,398	544,457
Mondi PLC	56,889	1,547,746
National Grid PLC	88,446	1,115,102
Natwest Group PLC	86,710	236,027
Next PLC (A)	11,149	1,204,344
Ocado Group PLC (A)	5,791	168,136
Pearson PLC	21,199	243,614
Persimmon PLC	18,299	793,520
Phoenix Group Holdings PLC	28,288	278,628
Prudential PLC	41,699	885,934
Reckitt Benckiser Group PLC	11,048	986,778
RELX PLC	50,355	1,310,370
Rentokil Initial PLC	110,615	766,373
Rightmove PLC	47,034	399,843
Rio Tinto PLC	25,219	2,121,556
Rolls-Royce Holdings PLC (A)	268,474	388,889
RSA Insurance Group PLC	65,870	622,351
Schroders PLC	7,075	353,429
Schroders PLC, Non-Voting Shares	2,481	90,514
Segro PLC	27,710	385,769
Severn Trent PLC	13,287	455,682
Smith & Nephew PLC	9,395	204,288
Smiths Group PLC	21,716	488,737
Spirax-Sarco Engineering PLC	4,199	686,892
SSE PLC	45,584	926,504
St. James's Place PLC	21,176	399,182
Standard Chartered PLC	131,253	944,251
Standard Life Aberdeen PLC	262,924	1,010,188
Taylor Wimpey PLC	196,890	489,597
Tesco PLC	314,375	961,943
The Berkeley Group Holdings PLC	5,978	382,970
The Sage Group PLC	44,920	396,798
The Weir Group PLC (A)	3,688	97,886
THG PLC (A)	12,581	107,998
Unilever PLC	51,468	3,015,369
United Utilities Group PLC	60,709	813,817
Vodafone Group PLC	909,513	1,722,677
Whitbread PLC (A)	12,947	581,512
WPP PLC	71,853	970,567
United States - 0.0%		62,064

Carnival PLC (A)	2,666	62,064

PREFERRED SECURITIES - 0.7%		$3,262,217
(Cost $2,164,578)
Germany - 0.7%		3,262,217
Bayerische Motoren Werke AG	4,589	376,753
Henkel AG & Company KGaA	2,740	315,196
Porsche Automobil Holding SE	8,105	854,500
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Sartorius AG	958	$541,100
Volkswagen AG	4,503	1,174,668

SHORT-TERM INVESTMENTS - 2.6%		$12,815,677
(Cost $12,815,891)
Short-term funds - 2.6%		12,815,677
John Hancock Collateral Trust, 0.0360% (D)(E)	983,528	9,839,807

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (D)	2,975,870	2,975,870
Total investments (Multifactor Developed International ETF) (Cost $408,470,080) - 101.3%		$491,030,279
Other assets and liabilities, net - (1.3%)		(6,259,975)
Total net assets - 100.0%		$484,770,304

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 4-30-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR EMERGING MARKETS ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS - 98.9%		$727,676,247
(Cost $570,729,910)
Brazil - 4.5%		33,141,325
Ambev SA	273,800	753,988
Atacadao SA	35,900	143,726
B2W Cia Digital (A)	15,997	198,501
B3 SA - Brasil Bolsa Balcao	137,100	1,301,442
Banco Bradesco SA	139,623	531,958
Banco BTG Pactual SA	16,800	333,662
Banco do Brasil SA	93,300	509,730
Banco Inter SA	12,600	176,020
BB Seguridade Participacoes SA	101,000	415,710
CCR SA	166,000	368,396
Centrais Eletricas Brasileiras SA	48,720	330,383
Cia Brasileira de Distribuicao	107,200	804,803
Cia de Saneamento Basico do Estado de Sao Paulo	82,500	650,541
Cia Siderurgica Nacional SA	57,100	517,718
Cosan SA	11,200	185,922
CPFL Energia SA	25,400	137,411
Energisa SA	22,700	184,353
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	39

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Brazil (continued)
Engie Brasil Energia SA	43,025	$322,534
Equatorial Energia SA	136,400	630,805
Hapvida Participacoes e Investimentos SA (B)	97,194	258,694
Hypera SA	34,100	217,853
JBS SA	190,300	1,056,511
Klabin SA (A)	84,800	435,469
Localiza Rent a Car SA	68,785	815,239
Lojas Americanas SA	40,445	147,981
Lojas Renner SA	101,660	757,028
Magazine Luiza SA	176,672	652,272
Natura & Company Holding SA (A)	63,200	567,784
Neoenergia SA	38,600	113,838
Notre Dame Intermedica Participacoes SA	53,900	807,420
Pagseguro Digital, Ltd., Class A (A)	20,538	939,408
Petrobras Distribuidora SA	46,500	192,934
Petroleo Brasileiro SA	543,900	2,315,855
Raia Drogasil SA	174,300	844,955
Rede D'Or Sao Luiz SA (B)	26,100	345,899
Rumo SA (A)	137,790	507,958
StoneCo, Ltd., Class A (A)	10,937	706,968
Suzano SA (A)	80,665	1,021,016
Telefonica Brasil SA	56,800	452,285
TIM SA	208,700	468,928
Ultrapar Participacoes SA	84,100	327,239
Vale SA	480,400	9,653,603
WEG SA	125,200	807,935
XP, Inc., Class A (A)	5,774	228,650
Chile - 0.5%		3,696,228
Banco de Chile	3,312,147	352,911
Banco de Credito e Inversiones SA	5,832	269,506
Banco Santander Chile	5,936,423	324,161
Cencosud SA	170,774	352,803
Cencosud Shopping SA	45,592	74,049
Colbun SA	1,307,061	223,268
Empresas CMPC SA	177,192	489,984
Empresas COPEC SA	40,109	429,835
Enel Americas SA	5,432,261	769,491
Enel Chile SA	2,895,799	196,644
Falabella SA	47,520	213,576
China - 29.1%		214,288,517
Agricultural Bank of China, Ltd., H Shares	5,077,000	1,974,100
Aier Eye Hospital Group Company, Ltd., A Shares	32,200	370,587
Airtac International Group	16,000	675,903
Alibaba Group Holding, Ltd., ADR (A)	84,963	19,622,205
Anhui Conch Cement Company, Ltd., H Shares	298,500	1,785,193
Anhui Gujing Distillery Company, Ltd., A Shares	2,000	70,256
ANTA Sports Products, Ltd.	154,000	2,765,986
Avary Holding Shenzhen Company, Ltd., A Shares	13,600	65,504
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Baidu, Inc., ADR (A)	35,461	$7,458,512
Bank of China, Ltd., H Shares	8,001,000	3,183,155
Bank of Communications Company, Ltd., H Shares	3,077,000	1,968,969
Bank of Hangzhou Company, Ltd., A Shares	32,400	82,809
Bank of Ningbo Company, Ltd., A Shares	75,441	492,293
Bank of Shanghai Company, Ltd., A Shares	69,900	88,354
Baoshan Iron & Steel Company, Ltd., A Shares	170,900	227,902
BeiGene, Ltd., ADR (A)	2,918	1,002,450
Beijing Oriental Yuhong Waterproof Technology Company, Ltd., A Shares	13,900	124,062
BOE Technology Group Company, Ltd., A Shares	388,100	439,585
BYD Company, Ltd., H Shares	87,500	1,805,912
CanSino Biologics, Inc., H Shares (A)(B)(C)	3,000	150,254
Changchun High & New Technology Industry Group, Inc., A Shares	2,800	215,295
China CITIC Bank Corp., Ltd., H Shares	1,856,000	972,585
China Construction Bank Corp., H Shares	8,621,000	6,826,339
China Everbright Bank Company, Ltd., H Shares	452,000	189,137
China Feihe, Ltd. (B)	350,000	998,152
China International Capital Corp., Ltd., H Shares (B)(C)	254,800	640,375
China Life Insurance Company, Ltd., H Shares	894,000	1,820,954
China Merchants Bank Company, Ltd., H Shares	629,000	5,073,724
China Merchants Securities Company, Ltd., H Shares (B)	137,940	193,230
China Merchants Shekou Industrial Zone Holdings Company, Ltd., A Shares	30,200	54,226
China Minsheng Banking Corp., Ltd., H Shares	1,053,000	540,949
China Molybdenum Company, Ltd., H Shares	399,000	270,731
China Pacific Insurance Group Company, Ltd., H Shares	587,000	2,123,731
China Petroleum & Chemical Corp., H Shares	3,066,000	1,527,700
China Shenhua Energy Company, Ltd., H Shares	726,500	1,515,325
China Tourism Group Duty Free Corp., Ltd., A Shares	8,600	414,605
China Vanke Company, Ltd., H Shares	432,700	1,515,343
Chongqing Zhifei Biological Products Company, Ltd., A Shares	11,000	383,211
CITIC Securities Company, Ltd., H Shares	342,000	825,184
Contemporary Amperex Technology Company, Ltd., A Shares	9,800	587,818
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)	515,500	922,568
Country Garden Holdings Company, Ltd.	1,859,222	2,214,257
Country Garden Services Holdings Company, Ltd.	193,000	2,025,210
CSC Financial Company, Ltd., H Shares (B)	163,500	190,933
CSPC Pharmaceutical Group, Ltd.	1,325,840	1,642,182
East Money Information Company, Ltd., A Shares	32,300	160,914
ENN Energy Holdings, Ltd.	158,900	2,708,738
Eve Energy Company, Ltd., A Shares	11,500	157,569
40	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Focus Media Information Technology Company, Ltd., A Shares	88,800	$147,920
Futu Holdings, Ltd., ADR (A)	2,344	348,740
Fuyao Glass Industry Group Company, Ltd. , H Shares (B)	88,800	516,209
Ganfeng Lithium Company, Ltd., H Shares (B)	8,600	115,820
GDS Holdings, Ltd., ADR (A)	7,183	595,974
GF Securities Company, Ltd., H Shares	210,800	305,608
GoerTek, Inc., A Shares	37,300	217,293
Great Wall Motor Company, Ltd., H Shares	673,000	1,665,419
GSX Techedu, Inc., ADR (A)(C)	7,453	238,123
Guangdong Haid Group Company, Ltd., A Shares	10,300	132,739
Guotai Junan Securities Company, Ltd., H Shares (B)	146,800	209,043
Haier Smart Home Company, Ltd., H Shares (A)	195,600	846,181
Haitong Securities Company, Ltd., H Shares	430,400	385,134
Hangzhou Tigermed Consulting Company, Ltd., A Shares	2,400	58,043
Hansoh Pharmaceutical Group Company, Ltd. (A)(B)	114,000	492,439
Henan Shuanghui Investment & Development Company, Ltd., A Shares	15,800	89,456
Hengli Petrochemical Company, Ltd., A Shares	64,500	295,515
HengTen Networks Group, Ltd. (A)(C)	176,000	208,476
Huatai Securities Company, Ltd., H Shares (B)	232,600	332,420
Huazhu Group, Ltd., ADR (A)	9,339	550,627
Iflytek Company, Ltd., A Shares	13,300	104,752
Industrial & Commercial Bank of China, Ltd., H Shares	8,028,000	5,230,136
Industrial Bank Company, Ltd., A Shares	153,100	514,316
Inner Mongolia Yili Industrial Group Company, Ltd., A Shares	43,900	277,788
Innovent Biologics, Inc. (A)(B)	51,500	559,635
iQIYI, Inc., ADR (A)	34,251	503,832
JD.com, Inc., ADR (A)	50,161	3,880,455
Jiangsu Hengli Hydraulic Company, Ltd., A Shares	5,100	67,774
Jiangsu Hengrui Medicine Company, Ltd., A Shares	26,993	350,786
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., A Shares	9,290	276,339
KE Holdings, Inc., ADR (A)	11,019	573,539
Kweichow Moutai Company, Ltd., A Shares	5,800	1,798,551
Lenovo Group, Ltd.	1,112,000	1,529,083
Lens Technology Company, Ltd., A Shares	59,200	239,032
Li Auto, Inc., ADR (A)	17,791	351,194
Li Ning Company, Ltd.	133,500	1,089,747
Longfor Group Holdings, Ltd. (B)	340,500	2,124,056
LONGi Green Energy Technology Company, Ltd., A Shares	27,300	419,319
Luxshare Precision Industry Company, Ltd., A Shares	47,300	270,140
Luzhou Laojiao Company, Ltd., A Shares	11,100	438,374
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Mango Excellent Media Company, Ltd., A Shares	11,215	$117,930
Meituan, Class B (A)(B)	165,900	6,365,283
Midea Group Company, Ltd., A Shares	52,800	654,095
Muyuan Foods Company, Ltd., A Shares	26,400	461,424
NARI Technology Company, Ltd., A Shares	43,200	213,480
NetEase, Inc., ADR	81,555	9,139,053
New China Life Insurance Company, Ltd., H Shares	169,400	653,229
New Hope Liuhe Company, Ltd., A Shares	38,700	99,389
New Oriental Education & Technology Group, Inc., ADR (A)	138,168	2,108,444
NIO, Inc., ADR (A)	103,204	4,111,647
Pharmaron Beijing Company, Ltd., H Shares (B)	13,500	280,017
PICC Property & Casualty Company, Ltd., H Shares	1,016,000	998,098
Pinduoduo, Inc., ADR (A)	22,008	2,947,531
Ping An Bank Company, Ltd., A Shares	170,800	614,685
Ping An Healthcare and Technology Company, Ltd. (A)(B)(C)	34,300	401,875
Ping An Insurance Group Company of China, Ltd., H Shares	858,500	9,389,852
Poly Developments and Holdings Group Company, Ltd., A Shares	150,000	324,500
Pop Mart International Group, Ltd. (A)(B)(C)	32,000	264,921
Postal Savings Bank of China Company, Ltd., H Shares (B)	1,002,000	652,790
RLX Technology, Inc., ADR (A)(C)	3,172	34,543
Rongsheng Petrochemical Company, Ltd., A Shares	41,300	180,797
Sanan Optoelectronics Company, Ltd., A Shares	31,600	122,562
Sangfor Technologies, Inc., A Shares	1,500	63,391
Sany Heavy Industry Company, Ltd., A Shares	72,000	343,562
Seazen Holdings Company, Ltd., A Shares	21,600	150,331
SF Holding Company, Ltd., A Shares	22,700	225,720
Shaanxi Coal Industry Company, Ltd., A Shares	69,700	121,166
Shandong Gold Mining Company, Ltd., H Shares (B)	67,970	124,793
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares (C)	72,500	460,660
Shanghai International Airport Company, Ltd., A Shares	17,300	131,364
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., A Shares	4,961	314,494
Shenwan Hongyuan Group Company, Ltd., H Shares (B)	172,000	46,948
Shenzhen Inovance Technology Company, Ltd., A Shares	9,700	134,075
Shenzhen Kangtai Biological Products Company, Ltd., A Shares	3,000	83,767
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., A Shares	5,400	389,135
Shenzhou International Group Holdings, Ltd.	127,400	2,801,640
Silergy Corp.	6,000	628,289
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	41

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Smoore International Holdings, Ltd. (A)(B)	169,000	$1,197,841
Sunac China Holdings, Ltd.	575,000	2,239,486
Sungrow Power Supply Company, Ltd., A Shares	9,500	131,971
Sunny Optical Technology Group Company, Ltd.	92,300	2,250,799
TAL Education Group, ADR (A)	32,047	1,825,077
TCL Technology Group Corp., A Shares (A)	75,700	105,277
Tencent Holdings, Ltd.	332,000	26,630,610
Tencent Music Entertainment Group, ADR (A)	29,858	520,126
The People's Insurance Company Group of China, Ltd., H Shares	1,035,000	354,468
Tongwei Company, Ltd., A Shares	33,900	184,547
Trip.com Group, Ltd., ADR (A)	54,783	2,140,920
Vipshop Holdings, Ltd., ADR (A)	38,702	1,190,861
Wanhua Chemical Group Company, Ltd., A Shares	31,800	504,849
Weichai Power Company, Ltd., H Shares	543,000	1,259,823
Will Semiconductor Company, Ltd., A Shares	5,900	275,795
Wingtech Technology Company, Ltd., A Shares	2,700	35,588
Wuliangye Yibin Company, Ltd., A Shares	21,500	946,844
WuXi AppTec Company, Ltd., H Shares (B)	25,400	600,756
WuXi Biologics Cayman, Inc. (A)(B)	218,000	3,073,447
Xinyi Solar Holdings, Ltd.	600,000	1,004,268
XPeng, Inc., ADR (A)(C)	10,992	328,771
Yihai International Holding, Ltd. (A)	44,000	428,848
Yonyou Network Technology Company, Ltd., A Shares	13,800	70,797
Yum China Holdings, Inc.	90,699	5,706,781
Yunnan Baiyao Group Company, Ltd., A Shares	7,000	116,333
Yunnan Energy New Material Company, Ltd., A Shares	2,800	58,215
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., A Shares	4,400	230,698
Zhejiang Huayou Cobalt Company, Ltd., A Shares (A)	4,700	59,386
Zhejiang NHU Company, Ltd., A Shares	23,700	143,229
Zijin Mining Group Company, Ltd., H Shares	1,168,000	1,645,187
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	163,200	226,093
ZTO Express Cayman, Inc., ADR	100,446	3,230,343
Hong Kong - 2.3%		17,081,867
Alibaba Health Information Technology, Ltd. (A)	376,000	1,147,338
China Gas Holdings, Ltd.	436,800	1,577,504
China Mengniu Dairy Company, Ltd. (A)	622,000	3,331,492
China Resources Beer Holdings Company, Ltd.	250,000	2,019,802
China Resources Land, Ltd.	698,000	3,275,730
Geely Automobile Holdings, Ltd.	1,295,000	3,359,695
Sino Biopharmaceutical, Ltd.	2,199,500	2,370,306
India - 13.4%		98,792,159
ABB India, Ltd.	2,776	52,093
ACC, Ltd.	13,970	354,378
Adani Enterprises, Ltd. (A)	19,500	301,691
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Adani Green Energy, Ltd. (A)	22,707	$313,893
Adani Ports & Special Economic Zone, Ltd. (A)	66,977	656,817
Adani Total Gas, Ltd. (A)	19,573	303,851
Adani Transmission, Ltd. (A)	24,907	351,971
Alkem Laboratories, Ltd.	2,553	94,989
Ambuja Cements, Ltd.	121,450	505,328
Apollo Hospitals Enterprise, Ltd.	10,465	452,663
Ashok Leyland, Ltd. (A)	148,378	225,254
Asian Paints, Ltd.	43,479	1,484,470
AU Small Finance Bank, Ltd. (A)(B)	13,157	178,156
Aurobindo Pharma, Ltd.	63,242	835,813
Avenue Supermarts, Ltd. (A)(B)	9,170	351,585
Axis Bank, Ltd. (A)	241,709	2,322,214
Bajaj Auto, Ltd.	6,942	358,663
Bajaj Finance, Ltd. (A)	16,586	1,220,117
Bajaj Finserv, Ltd.	5,377	800,026
Bajaj Holdings & Investment, Ltd.	4,487	207,169
Bandhan Bank, Ltd. (A)(B)	127,645	565,224
Bank of Baroda (A)	91,933	82,473
Berger Paints India, Ltd.	31,989	304,052
Bharat Electronics, Ltd.	204,088	363,142
Bharat Petroleum Corp., Ltd.	214,855	1,224,345
Bharti Airtel, Ltd.	286,919	2,074,253
Biocon, Ltd. (A)	28,103	143,944
Bosch, Ltd.	732	133,607
Britannia Industries, Ltd.	12,894	599,646
Cadila Healthcare, Ltd. (A)	46,882	361,334
Cholamandalam Investment and Finance Company, Ltd.	38,558	296,970
Cipla, Ltd. (A)	95,640	1,174,962
Coal India, Ltd.	126,729	227,547
Colgate-Palmolive India, Ltd.	14,774	294,862
Container Corp. of India, Ltd.	25,539	203,216
Dabur India, Ltd.	92,563	674,174
Divi's Laboratories, Ltd. (A)	14,289	781,673
DLF, Ltd.	77,670	258,157
Dr. Reddy's Laboratories, Ltd.	11,554	806,273
Eicher Motors, Ltd. (A)	13,650	445,946
GAIL India, Ltd.	233,578	432,800
Godrej Consumer Products, Ltd. (A)	65,595	612,137
Godrej Properties, Ltd. (A)	4,435	81,674
Grasim Industries, Ltd.	42,284	799,813
Gujarat Gas, Ltd.	17,281	124,045
Havells India, Ltd.	36,427	484,398
HCL Technologies, Ltd.	148,773	1,807,831
HDFC Asset Management Company, Ltd. (B)	4,887	183,060
HDFC Bank, Ltd. (A)	336,777	6,423,872
HDFC Life Insurance Company, Ltd. (A)(B)	50,360	450,689
Hero MotoCorp, Ltd.	24,884	946,682
Hindalco Industries, Ltd.	175,019	859,235
Hindustan Aeronautics, Ltd.	14,897	192,164
42	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Hindustan Petroleum Corp., Ltd.	164,809	$522,311
Hindustan Unilever, Ltd.	88,122	2,795,730
Honeywell Automation India, Ltd.	193	112,976
Housing Development Finance Corp., Ltd.	167,225	5,493,270
ICICI Bank, Ltd. (A)	424,971	3,440,617
ICICI Lombard General Insurance Company, Ltd. (B)	21,620	413,705
ICICI Prudential Life Insurance Company, Ltd. (A)(B)	24,736	174,268
IDFC First Bank, Ltd. (A)	200,749	148,517
Indian Oil Corp., Ltd.	447,704	548,807
Indraprastha Gas, Ltd.	9,056	62,230
Indus Towers, Ltd.	194,914	667,059
Info Edge India, Ltd. (A)	4,653	308,742
Infosys, Ltd.	324,104	5,900,795
InterGlobe Aviation, Ltd. (A)(B)	6,125	135,854
ITC, Ltd.	411,353	1,124,005
Jindal Steel & Power, Ltd. (A)	41,961	249,197
JSW Steel, Ltd.	266,945	2,572,056
Jubilant Foodworks, Ltd. (A)	6,037	235,865
Kansai Nerolac Paints, Ltd.	13,184	98,347
Kotak Mahindra Bank, Ltd. (A)	57,615	1,356,322
Larsen & Toubro Infotech, Ltd. (B)	4,750	249,259
Larsen & Toubro, Ltd.	54,707	989,708
Lupin, Ltd.	27,145	392,118
Mahindra & Mahindra, Ltd.	111,336	1,131,885
Marico, Ltd.	74,158	410,573
Maruti Suzuki India, Ltd.	9,740	846,597
Motherson Sumi Systems, Ltd. (A)	175,532	509,255
MRF, Ltd.	186	202,290
Muthoot Finance, Ltd.	21,800	338,747
Nestle India, Ltd.	3,708	816,974
NMDC, Ltd.	126,349	264,476
NTPC, Ltd.	902,197	1,247,224
Oil & Natural Gas Corp., Ltd.	462,488	675,571
Petronet LNG, Ltd.	159,179	515,106
PI Industries, Ltd.	4,043	136,727
Pidilite Industries, Ltd. (A)	17,763	434,971
Piramal Enterprises, Ltd.	14,737	333,247
Power Finance Corp., Ltd.	218,160	318,673
Power Grid Corp. of India, Ltd.	526,555	1,566,390
Procter & Gamble Hygiene & Health Care, Ltd.	1,309	239,790
Punjab National Bank (A)	193,726	91,014
Reliance Industries, Ltd.	269,978	7,274,617
SBI Life Insurance Company, Ltd. (B)	24,479	307,010
Shree Cement, Ltd. (A)	1,241	467,433
Shriram Transport Finance Company, Ltd.	18,165	329,102
Siemens, Ltd.	8,414	213,183
State Bank of India (A)	220,284	1,047,704
Sun Pharmaceutical Industries, Ltd.	125,829	1,110,543
Tata Consultancy Services, Ltd.	88,437	3,629,532
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Tata Consumer Products, Ltd.	61,473	$555,205
Tata Motors, Ltd. (A)	263,839	1,043,994
Tata Steel, Ltd.	81,873	1,133,605
Tech Mahindra, Ltd.	125,886	1,629,563
Titan Company, Ltd.	48,134	968,139
Torrent Pharmaceuticals, Ltd.	5,585	188,724
UltraTech Cement, Ltd.	11,948	1,008,634
United Breweries, Ltd.	6,716	110,162
United Spirits, Ltd. (A)	27,854	194,787
UPL, Ltd.	113,629	929,619
Vedanta, Ltd.	352,370	1,217,579
Vodafone Idea, Ltd. (A)	649,238	73,187
Voltas, Ltd.	11,460	148,177
Wipro, Ltd.	203,801	1,355,051
Indonesia - 1.6%		11,908,745
Aneka Tambang Tbk	525,000	90,498
Astra International Tbk PT	2,444,700	930,831
Bank Central Asia Tbk PT	901,600	1,998,874
Bank Mandiri Persero Tbk PT	2,181,000	932,342
Bank Negara Indonesia Persero Tbk PT	1,271,700	501,813
Bank Rakyat Indonesia Persero Tbk PT	6,441,300	1,805,972
Bank Syariah Indonesia Tbk PT (A)	845,000	133,375
Barito Pacific Tbk PT (A)	2,549,700	176,511
Charoen Pokphand Indonesia Tbk PT	1,189,600	580,594
Elang Mahkota Teknologi Tbk PT (A)	1,160,200	179,913
Gudang Garam Tbk PT (A)	94,600	236,418
Indah Kiat Pulp & Paper Tbk PT	264,200	166,440
Indocement Tunggal Prakarsa Tbk PT	217,300	193,306
Indofood CBP Sukses Makmur Tbk PT	334,800	201,645
Indofood Sukses Makmur Tbk PT	800,200	361,461
Kalbe Farma Tbk PT	3,033,200	302,375
Mayora Indah Tbk PT	655,400	111,615
Merdeka Copper Gold Tbk PT (A)	1,141,600	207,061
Sarana Menara Nusantara Tbk PT	2,560,500	202,075
Semen Indonesia Persero Tbk PT	488,500	352,552
Telkom Indonesia Persero Tbk PT	7,231,700	1,602,038
United Tractors Tbk PT	386,200	566,133
Vale Indonesia Tbk PT (A)	234,700	74,903
Malaysia - 1.8%		13,648,584
Axiata Group BHD	350,795	331,407
CIMB Group Holdings BHD	626,116	632,780
Dialog Group BHD	419,400	311,243
DiGi.Com BHD	337,000	344,700
Fraser & Neave Holdings BHD	11,100	81,291
Genting BHD	360,100	437,774
Genting Malaysia BHD	422,600	297,112
HAP Seng Consolidated BHD	66,500	130,357
Hartalega Holdings BHD	221,100	554,855
Hong Leong Bank BHD	71,600	311,472
Hong Leong Financial Group BHD	43,600	176,469
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	43

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Malaysia (continued)
IHH Healthcare BHD	206,200	$270,812
IOI Corp. BHD	211,000	210,670
KLCCP Stapled Group	32,000	54,213
Kuala Lumpur Kepong BHD	43,775	235,097
Malayan Banking BHD	606,927	1,219,366
Maxis BHD	224,300	251,875
MISC BHD	160,600	265,811
Nestle Malaysia BHD	5,700	188,822
Petronas Chemicals Group BHD	186,800	373,928
Petronas Dagangan BHD	50,800	250,007
Petronas Gas BHD	65,700	252,446
PPB Group BHD	92,600	418,196
Press Metal Aluminium Holdings BHD	412,000	522,996
Public Bank BHD	1,953,500	1,979,061
RHB Bank BHD	297,700	378,629
Sime Darby BHD	459,500	253,508
Sime Darby Plantation BHD	219,100	242,826
Supermax Corp. BHD	66,364	97,689
Telekom Malaysia BHD	210,400	293,278
Tenaga Nasional BHD	573,200	1,393,680
Top Glove Corp. BHD	518,400	715,008
Westports Holdings BHD	163,100	171,206
Mexico - 2.3%		16,667,087
America Movil SAB de CV, Series L	2,787,588	1,960,687
Arca Continental SAB de CV	57,664	311,522
Cemex SAB de CV (A)	2,290,488	1,816,541
Coca-Cola Femsa SAB de CV	64,612	304,316
El Puerto de Liverpool SAB de CV, Series C1 (C)	21,456	90,782
Fibra Uno Administracion SA de CV	257,240	318,769
Fomento Economico Mexicano SAB de CV	148,648	1,158,488
Gruma SAB de CV, Class B	23,595	258,037
Grupo Aeroportuario del Pacifico SAB de CV, Series B (A)	50,928	526,408
Grupo Aeroportuario del Sureste SAB de CV, Series B (A)	22,399	380,865
Grupo Bimbo SAB de CV, Series A	293,700	588,725
Grupo Carso SAB de CV, Series A1 (A)	54,804	156,742
Grupo Elektra SAB de CV	4,081	307,083
Grupo Financiero Banorte SAB de CV, Series O	282,204	1,608,917
Grupo Financiero Inbursa SAB de CV, Series O (A)	409,240	383,387
Grupo Mexico SAB de CV, Series B	486,708	2,216,597
Grupo Televisa SAB (A)	373,752	935,005
Industrias Penoles SAB de CV (A)	15,643	201,778
Infraestructura Energetica Nova SAB de CV (A)	79,836	344,283
Kimberly-Clark de Mexico SAB de CV, Class A	162,500	282,801
Orbia Advance Corp. SAB de CV	195,400	548,780
Wal-Mart de Mexico SAB de CV	597,240	1,966,574
Philippines - 0.9%		6,916,190
Aboitiz Equity Ventures, Inc.	275,810	203,349
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Philippines (continued)
Aboitiz Power Corp.	441,000	$210,654
Ayala Corp.	29,860	459,528
Ayala Land, Inc.	778,200	520,416
Bank of the Philippine Islands	382,540	657,826
BDO Unibank, Inc.	271,890	582,178
Globe Telecom, Inc.	5,620	213,945
International Container Terminal Services, Inc.	144,040	388,594
JG Summit Holdings, Inc.	365,153	400,038
Jollibee Foods Corp.	42,190	154,215
Manila Electric Company	46,360	262,659
Metropolitan Bank & Trust Company	351,352	321,069
PLDT, Inc.	18,555	491,717
San Miguel Corp.	80,499	192,261
SM Investments Corp.	31,765	633,981
SM Prime Holdings, Inc.	1,135,800	812,634
Universal Robina Corp.	144,600	411,126
Poland - 0.9%		6,321,349
Allegro.eu SA (A)(B)	21,899	336,023
Bank Polska Kasa Opieki SA (A)	20,290	428,607
CD Projekt SA (A)	5,895	270,896
Cyfrowy Polsat SA	50,542	393,766
Dino Polska SA (A)(B)	5,891	382,778
ING Bank Slaski SA (A)	4,080	186,715
KGHM Polska Miedz SA (A)	17,528	900,212
LPP SA (A)	186	481,070
PGE Polska Grupa Energetyczna SA (A)	113,033	301,298
Polski Koncern Naftowy ORLEN SA	49,093	864,461
Polskie Gornictwo Naftowe i Gazownictwo SA	239,598	416,082
Powszechna Kasa Oszczednosci Bank Polski SA (A)	87,539	814,848
Powszechny Zaklad Ubezpieczen SA (A)	41,017	353,657
Santander Bank Polska SA (A)	3,224	190,936
Russia - 2.5%		18,540,395
Gazprom PJSC, ADR	594,232	3,603,268
Lukoil PJSC, ADR	58,602	4,493,601
MMC Norilsk Nickel PJSC, ADR	419	14,313
MMC Norilsk Nickel PJSC, ADR (London Stock Exchange)	102,585	3,480,709
Novatek PJSC, GDR	6,028	1,085,341
Polyus PJSC, GDR	6,854	634,926
Polyus PJSC, GDR (London Stock Exchange)	90	8,339
Rosneft Oil Company PJSC, GDR	2,149	14,858
Rosneft Oil Company PJSC, GDR (London Stock Exchange)	148,605	1,027,455
Sberbank of Russia PJSC, ADR	265,412	4,177,585
Saudi Arabia - 2.1%		15,353,668
Al Rajhi Bank	97,206	2,563,578
Alinma Bank	77,928	412,280
Almarai Company JSC	20,322	291,545
Bank AlBilad (A)	23,986	239,534
44	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Saudi Arabia (continued)
Banque Saudi Fransi	38,514	$400,535
Bupa Arabia for Cooperative Insurance Company (A)	2,079	64,087
Dr Sulaiman Al Habib Medical Services Group Company	8,021	323,398
Etihad Etisalat Company (A)	54,889	453,005
Jarir Marketing Company	6,406	339,936
National Petrochemical Company	6,273	81,212
Riyad Bank	73,293	520,855
SABIC Agri-Nutrients Company	26,252	735,036
Saudi Arabian Mining Company (A)	35,311	539,538
Saudi Basic Industries Corp.	70,239	2,322,508
Saudi Electricity Company	95,030	658,857
Saudi Kayan Petrochemical Company (A)	72,992	354,245
Saudi Telecom Company	47,380	1,604,560
The Saudi National Bank	189,107	2,864,264
The Savola Group	21,186	225,696
Yanbu National Petrochemical Company	18,417	358,999
South Africa - 4.4%		32,095,664
Absa Group, Ltd. (A)	121,649	1,026,774
African Rainbow Minerals, Ltd.	12,617	235,781
Anglo American Platinum, Ltd.	6,184	846,054
AngloGold Ashanti, Ltd.	66,341	1,372,777
Aspen Pharmacare Holdings, Ltd. (A)	37,271	414,907
Bid Corp., Ltd. (A)	64,434	1,269,893
Capitec Bank Holdings, Ltd. (A)(C)	11,258	1,153,465
Clicks Group, Ltd.	31,117	519,493
Discovery, Ltd. (A)	111,336	1,013,018
Exxaro Resources, Ltd. (C)	32,654	343,252
FirstRand, Ltd.	720,595	2,535,183
Gold Fields, Ltd.	171,701	1,623,807
Impala Platinum Holdings, Ltd.	106,437	1,992,131
Kumba Iron Ore, Ltd.	6,541	296,821
MTN Group, Ltd. (A)	375,246	2,369,811
Naspers, Ltd., N Shares	24,810	5,661,297
Nedbank Group, Ltd. (A)	67,534	688,304
Northam Platinum, Ltd. (A)	38,184	657,978
Old Mutual, Ltd. (C)	637,885	558,172
Sanlam, Ltd.	411,141	1,587,601
Sasol, Ltd. (A)	65,762	1,106,044
Shoprite Holdings, Ltd. (C)	68,297	680,687
Sibanye Stillwater, Ltd.	236,797	1,105,352
Standard Bank Group, Ltd. (C)	260,126	2,115,972
Vodacom Group, Ltd.	106,281	921,090
South Korea - 14.1%		103,493,338
Alteogen, Inc. (A)	1,618	117,384
Amorepacific Corp.	2,454	596,761
AMOREPACIFIC Group	3,348	221,224
Celltrion Healthcare Company, Ltd. (A)	6,034	608,635
Celltrion Pharm, Inc. (A)	813	97,208
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
Celltrion, Inc. (A)	8,682	$2,076,156
CJ CheilJedang Corp.	1,599	568,530
CJ Logistics Corp. (A)	717	110,546
Coway Company, Ltd.	9,695	583,086
E-MART, Inc.	3,313	500,368
GS Holdings Corp.	8,480	328,192
Hana Financial Group, Inc.	46,651	1,914,522
Hanjin Kal Corp. (A)	1,408	70,251
Hankook Tire & Technology Company, Ltd.	14,736	637,211
Hanmi Pharm Company, Ltd.	645	195,990
Hanon Systems	22,247	324,000
Hanwha Solutions Corp. (A)	16,372	677,782
HLB, Inc. (A)	3,111	92,573
HMM Company, Ltd. (A)	22,576	795,594
Hyundai Engineering & Construction Company, Ltd.	11,782	533,836
Hyundai Glovis Company, Ltd.	3,994	689,395
Hyundai Heavy Industries Holdings Company, Ltd.	7,340	464,544
Hyundai Mobis Company, Ltd.	7,189	1,744,981
Hyundai Motor Company	15,288	2,913,702
Hyundai Steel Company	12,278	612,603
Industrial Bank of Korea	49,778	433,630
Kakao Corp.	19,608	2,000,726
Kangwon Land, Inc. (A)	9,870	224,490
KB Financial Group, Inc.	51,135	2,514,572
Kia Corp.	31,496	2,180,242
Korea Electric Power Corp.	38,687	822,536
Korea Investment Holdings Company, Ltd.	5,664	570,295
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	6,427	886,901
Korea Zinc Company, Ltd.	1,592	638,317
Korean Air Lines Company, Ltd. (A)	8,605	208,095
KT&G Corp.	11,203	829,889
Kumho Petrochemical Company, Ltd.	873	204,054
LG Chem, Ltd.	2,882	2,414,729
LG Corp.	22,558	2,565,368
LG Display Company, Ltd. (A)	40,836	892,089
LG Electronics, Inc.	29,037	4,111,411
LG Household & Health Care, Ltd.	1,143	1,581,406
LG Innotek Company, Ltd.	1,360	245,750
LG Uplus Corp.	64,099	760,648
Lotte Chemical Corp.	2,931	801,028
Lotte Corp.	6,842	225,124
Mirae Asset Securities Company, Ltd.	56,248	505,668
NAVER Corp.	8,696	2,810,457
NCSoft Corp.	1,975	1,473,682
Netmarble Corp. (B)	2,656	309,212
Orion Corp.	2,937	308,922
POSCO	9,497	3,107,752
POSCO Chemical Company, Ltd.	2,009	269,107
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	45

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
S-1 Corp.	2,512	$184,050
Samsung Biologics Company, Ltd. (A)(B)	873	630,999
Samsung C&T Corp.	10,534	1,287,926
Samsung Card Company, Ltd.	4,122	130,810
Samsung Electro-Mechanics Company, Ltd.	6,871	1,105,685
Samsung Electronics Company, Ltd.	398,156	29,172,216
Samsung Fire & Marine Insurance Company, Ltd.	5,689	1,012,651
Samsung Heavy Industries Company, Ltd. (A)	76,428	515,314
Samsung Life Insurance Company, Ltd.	12,916	948,656
Samsung SDI Company, Ltd.	3,729	2,192,445
Samsung SDS Company, Ltd.	3,475	571,695
Seegene, Inc.	3,990	335,743
Shin Poong Pharmaceutical Company, Ltd.	1,045	65,574
Shinhan Financial Group Company, Ltd.	62,485	2,246,955
SK Biopharmaceuticals Company, Ltd. (A)	1,114	109,162
SK Holdings Company, Ltd.	4,647	1,153,029
SK Hynix, Inc.	50,381	5,797,427
SK Innovation Company, Ltd. (A)	8,473	2,060,454
SK Telecom Company, Ltd.	4,823	1,315,935
S-Oil Corp. (A)	4,937	386,580
Woori Financial Group, Inc.	72,567	698,042
Yuhan Corp.	3,474	200,816
Taiwan - 16.3%		119,646,929
Accton Technology Corp.	60,000	683,063
Advantech Company, Ltd.	50,989	649,844
ASE Technology Holding Company, Ltd.	621,000	2,623,349
Asia Cement Corp.	434,000	776,082
ASMedia Technology, Inc.	3,000	126,732
Asustek Computer, Inc.	106,000	1,426,843
AU Optronics Corp.	1,448,000	1,718,441
Catcher Technology Company, Ltd.	121,000	855,529
Cathay Financial Holding Company, Ltd.	1,064,359	1,992,839
Chailease Holding Company, Ltd.	243,768	1,762,830
Chang Hwa Commercial Bank, Ltd.	1,063,993	681,827
Cheng Shin Rubber Industry Company, Ltd.	391,000	757,280
China Development Financial Holding Corp.	2,557,000	1,194,603
China Life Insurance Company, Ltd.	620,432	588,603
China Steel Corp.	1,860,000	2,616,905
Chunghwa Telecom Company, Ltd.	345,000	1,408,012
Compal Electronics, Inc.	714,000	639,029
CTBC Financial Holding Company, Ltd.	2,421,000	1,976,114
Delta Electronics, Inc.	226,000	2,447,464
E.Sun Financial Holding Company, Ltd.	1,626,328	1,569,095
Eclat Textile Company, Ltd.	24,000	460,531
Evergreen Marine Corp. Taiwan, Ltd. (A)	284,000	803,208
Far Eastern New Century Corp.	695,000	827,292
Far EasTone Telecommunications Company, Ltd.	292,000	680,528
Feng TAY Enterprise Company, Ltd.	110,680	822,185
First Financial Holding Company, Ltd.	1,776,668	1,456,546
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Formosa Chemicals & Fibre Corp.	480,000	$1,562,023
Formosa Petrochemical Corp.	197,000	729,943
Formosa Plastics Corp.	502,000	1,904,987
Fubon Financial Holding Company, Ltd.	1,010,000	2,321,340
Globalwafers Company, Ltd.	46,000	1,422,833
Hiwin Technologies Corp.	26,177	398,283
Hon Hai Precision Industry Company, Ltd.	1,171,800	4,866,244
Hotai Motor Company, Ltd.	42,000	908,173
Hua Nan Financial Holdings Company, Ltd.	1,783,360	1,213,040
Innolux Corp. (A)	1,511,000	1,628,221
Inventec Corp.	449,000	436,414
Largan Precision Company, Ltd.	12,000	1,336,054
Lite-On Technology Corp.	411,000	940,211
MediaTek, Inc.	185,000	8,013,057
Mega Financial Holding Company, Ltd.	1,344,000	1,570,959
Micro-Star International Company, Ltd.	70,000	462,356
momo.com, Inc.	3,000	110,622
Nan Ya Plastics Corp.	713,000	2,251,337
Nan Ya Printed Circuit Board Corp.	22,000	250,850
Nanya Technology Corp.	188,000	616,504
Novatek Microelectronics Corp.	80,000	1,787,134
Oneness Biotech Company, Ltd. (A)	14,000	118,283
Pegatron Corp.	385,000	1,014,427
Pou Chen Corp.	461,000	587,534
President Chain Store Corp.	91,000	882,863
Quanta Computer, Inc.	390,000	1,373,859
Realtek Semiconductor Corp.	56,000	1,066,552
Shin Kong Financial Holding Company, Ltd.	2,204,535	797,115
SinoPac Financial Holdings Company, Ltd.	1,989,000	947,041
Taishin Financial Holding Company, Ltd.	2,135,562	1,077,987
Taiwan Cement Corp.	802,164	1,496,178
Taiwan Cooperative Financial Holding Company, Ltd.	1,603,803	1,228,704
Taiwan High Speed Rail Corp.	321,000	361,417
Taiwan Mobile Company, Ltd.	207,000	741,059
Taiwan Semiconductor Manufacturing Company, Ltd.	1,348,000	28,954,999
Unimicron Technology Corp.	134,000	551,677
Uni-President Enterprises Corp.	790,000	2,123,975
United Microelectronics Corp.	2,060,000	4,181,506
Vanguard International Semiconductor Corp.	147,000	628,880
Walsin Technology Corp.	42,000	364,622
Win Semiconductors Corp.	47,000	616,672
Winbond Electronics Corp.	308,000	393,642
Wiwynn Corp.	17,000	556,260
Yageo Corp.	48,000	933,090
Yuanta Financial Holding Company, Ltd.	2,162,360	2,012,722
Zhen Ding Technology Holding, Ltd.	95,000	360,506
Thailand - 1.9%		13,931,790
Advanced Info Service PCL, NVDR	130,300	715,578
Airports of Thailand PCL, NVDR	279,000	555,536
46	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Thailand (continued)
B Grimm Power PCL, NVDR	71,700	$98,440
Bangkok Bank PCL, NVDR	60,100	234,513
Bangkok Dusit Medical Services PCL, NVDR	361,700	252,072
Bangkok Expressway & Metro PCL, NVDR	738,000	189,611
Bank of Ayudhya PCL, NVDR	99,900	120,313
Berli Jucker PCL, NVDR	178,500	203,509
BTS Group Holdings PCL, NVDR	880,500	253,086
Bumrungrad Hospital PCL, NVDR	39,100	168,267
Carabao Group PCL, NVDR	30,800	111,281
Central Pattana PCL, NVDR	152,100	255,230
Central Retail Corp. PCL, NVDR	193,500	217,503
Charoen Pokphand Foods PCL, NVDR	736,500	685,941
CP ALL PCL, NVDR	496,100	995,785
Delta Electronics Thailand PCL, NVDR	36,500	414,966
Electricity Generating PCL, NVDR	36,100	204,629
Energy Absolute PCL, NVDR	221,400	433,734
Global Power Synergy PCL, NVDR	100,086	233,842
Gulf Energy Development PCL, NVDR	329,440	365,016
Home Product Center PCL, NVDR	469,300	212,513
Indorama Ventures PCL, NVDR	240,300	370,434
Intouch Holdings PCL, NVDR	107,300	219,683
Kasikornbank PCL, NVDR	68,800	291,661
Krung Thai Bank PCL, NVDR	541,800	196,623
Krungthai Card PCL, NVDR	90,000	220,393
Land & Houses PCL, NVDR	477,100	132,538
Minor International PCL, NVDR (A)	313,829	302,364
Muangthai Capital PCL, NVDR	80,100	164,637
Osotspa PCL, NVDR	97,400	111,828
PTT Exploration & Production PCL, NVDR	304,100	1,162,197
PTT Global Chemical PCL, NVDR	195,000	424,287
PTT PCL, NVDR	1,037,900	1,333,312
Thai Beverage PCL	1,147,500	616,704
Thai Oil PCL, NVDR	141,700	269,634
The Siam Cement PCL, NVDR	36,000	534,147
The Siam Commercial Bank PCL, NVDR	96,200	324,400
TMB Bank PCL, NVDR	2,643,889	99,345
True Corp. PCL, NVDR	2,256,400	236,238
Turkey - 0.3%		2,152,412
Akbank T.A.S.	354,900	208,865
Aselsan Elektronik Sanayi Ve Ticaret AS	41,658	75,358
BIM Birlesik Magazalar AS	55,260	433,177
Enka Insaat ve Sanayi AS	152,457	144,330
Eregli Demir ve Celik Fabrikalari TAS	117,610	270,055
Ford Otomotiv Sanayi AS	9,339	197,998
KOC Holding AS	86,471	190,941
Turkcell Iletisim Hizmetleri AS	122,888	219,930
Turkiye Garanti Bankasi AS	264,932	230,362
Turkiye Is Bankasi AS, Class C	172,763	101,466
Turkiye Petrol Rafinerileri AS (A)	7,553	79,930
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value

PREFERRED SECURITIES - 1.2%		$8,993,390
(Cost $12,540,097)
Brazil - 1.1%		8,368,694
Banco Bradesco SA	427,158	$1,877,834
Banco Inter SA (B)	16,700	239,730
Braskem SA, A Shares (A)	25,400	245,795
Centrais Eletricas Brasileiras SA, B Shares	31,860	217,167
Gerdau SA	128,500	786,834
Itau Unibanco Holding SA	345,250	1,751,944
Lojas Americanas SA	85,318	328,046
Petroleo Brasileiro SA	671,000	2,921,344
Chile - 0.1%		624,696

Sociedad Quimica y Minera de Chile SA, B Shares	11,914	624,696

INVESTMENT COMPANIES - 0.0%		$120,451
(Cost $107,233)
South Korea - 0.0%		120,451

Macquarie Korea Infrastructure Fund	11,119	120,451

WARRANTS - 0.0%		$5,285
(Cost $0)
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (A)	16,456	5,285

SHORT-TERM INVESTMENTS - 0.2%		$1,394,047
(Cost $1,394,076)
Short-term funds - 0.2%		1,394,047
John Hancock Collateral Trust, 0.0360% (D)(E)	116,460	1,165,140

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (D)	228,907	228,907
Total investments (Multifactor Emerging Markets ETF) (Cost $584,771,316) - 100.3%		$738,189,420
Other assets and liabilities, net - (0.3%)		(2,215,904)
Total net assets - 100.0%		$735,973,516

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
THB	Thai Bhat

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 4-30-21.
(D)	The rate shown is the annualized seven-day yield as of 4-30-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	47

MULTIFACTOR ENERGY ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$20,536,525
(Cost $21,349,933)
Energy – 99.9%		20,536,525
Energy equipment and services – 13.0%
Baker Hughes Company	30,664	615,733
Halliburton Company	34,011	665,255
NOV, Inc. (A)	16,337	244,238
Schlumberger NV	42,568	1,151,464
Oil, gas and consumable fuels – 86.9%
APA Corp.	12,430	248,600
Cabot Oil & Gas Corp.	16,006	266,820
Cheniere Energy, Inc. (A)	7,575	587,214
Chevron Corp.	11,890	1,225,502
Cimarex Energy Company	2,159	142,926
ConocoPhillips	22,844	1,168,242
Continental Resources, Inc.	4,427	120,591
Devon Energy Corp.	21,322	498,508
Diamondback Energy, Inc.	7,036	575,052
EOG Resources, Inc.	18,418	1,356,304
EQT Corp. (A)	12,348	235,847
Exxon Mobil Corp.	21,865	1,251,553
Hess Corp.	10,026	747,037
HollyFrontier Corp.	6,406	224,210
Kinder Morgan, Inc.	53,884	918,722
Marathon Oil Corp.	51,927	584,698
Marathon Petroleum Corp.	20,607	1,146,780
New Fortress Energy, Inc.	1,621	68,925
Occidental Petroleum Corp.	29,758	754,663
ONEOK, Inc.	16,612	869,472
Ovintiv, Inc.	14,112	337,700
Phillips 66	9,535	771,477
Pioneer Natural Resources Company	6,003	923,441
Targa Resources Corp.	8,887	308,290
Texas Pacific Land Corp.	282	434,322
The Williams Companies, Inc.	39,015	950,405
Valero Energy Corp.	15,448	1,142,534

SHORT-TERM INVESTMENTS – 0.2%		$49,215
(Cost $49,215)
Short-term funds – 0.2%		49,215
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (B)	49,215	49,215
Total investments (Multifactor Energy ETF) (Cost $21,399,148) 100.1%		$20,585,740
Other assets and liabilities, net (0.1%)		(25,696)
Total net assets 100.0%		$20,560,044

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-21.
MULTIFACTOR FINANCIALS ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$37,242,859
(Cost $29,782,651)
Financials – 83.7%		31,191,577
Banks – 26.2%
Bank of America Corp.	33,606	1,362,051
Bank OZK	907	37,178
BOK Financial Corp.	342	30,075
Citigroup, Inc.	9,943	708,339
Citizens Financial Group, Inc.	6,214	287,584
Comerica, Inc.	2,042	153,477
Commerce Bancshares, Inc.	1,531	119,127
Cullen/Frost Bankers, Inc.	747	89,685
East West Bancorp, Inc.	1,964	149,559
Fifth Third Bancorp	10,586	429,156
First Citizens BancShares, Inc., Class A	71	61,590
First Financial Bankshares, Inc.	1,600	78,528
First Horizon Corp.	6,939	126,914
First Republic Bank	2,015	369,229
Huntington Bancshares, Inc.	13,800	211,416
JPMorgan Chase & Co.	9,029	1,388,750
KeyCorp	14,212	309,253
M&T Bank Corp.	1,568	247,258
People's United Financial, Inc.	5,183	93,968
Pinnacle Financial Partners, Inc.	550	48,202
Popular, Inc.	696	51,476
Prosperity Bancshares, Inc.	1,133	83,117
Regions Financial Corp.	13,118	285,972
Signature Bank	726	182,596
South State Corp.	521	43,931
SVB Financial Group (A)	674	385,413
Synovus Financial Corp.	1,050	49,203
TCF Financial Corp.	1,314	59,813
The PNC Financial Services Group, Inc.	2,534	473,731
Truist Financial Corp.	6,705	397,674
U.S. Bancorp	8,022	476,106
Wells Fargo & Company	15,412	694,311
Western Alliance Bancorp	1,355	142,370
Zions Bancorp NA	2,596	144,857
Capital markets – 22.9%
Affiliated Managers Group, Inc.	310	49,963
Ameriprise Financial, Inc.	1,709	441,606
Apollo Global Management, Inc.	1,347	74,583
Ares Management Corp., Class A	882	46,323
BlackRock, Inc.	564	462,085
Cboe Global Markets, Inc.	1,304	136,098
CME Group, Inc.	1,677	338,737
FactSet Research Systems, Inc.	502	168,782
Franklin Resources, Inc.	4,107	123,210
Interactive Brokers Group, Inc., Class A	845	60,434
Intercontinental Exchange, Inc.	3,059	360,075
Invesco, Ltd.	5,840	157,680
48	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Janus Henderson Group PLC	1,935	$66,545
KKR & Company, Inc.	3,625	205,103
LPL Financial Holdings, Inc.	1,142	178,951
MarketAxess Holdings, Inc.	424	207,107
Moody's Corp.	1,010	329,977
Morgan Stanley	7,452	615,163
Morningstar, Inc.	295	78,178
MSCI, Inc.	786	381,815
Nasdaq, Inc.	1,425	230,195
Northern Trust Corp.	2,783	316,705
Raymond James Financial, Inc.	1,706	223,111
S&P Global, Inc.	982	383,363
SEI Investments Company	1,954	120,054
State Street Corp.	4,952	415,720
Stifel Financial Corp.	882	61,026
T. Rowe Price Group, Inc.	2,858	512,154
The Bank of New York Mellon Corp.	6,272	312,847
The Blackstone Group, Inc.	3,561	315,113
The Charles Schwab Corp.	6,759	475,834
The Goldman Sachs Group, Inc.	1,734	604,212
Tradeweb Markets, Inc., Class A	608	49,418
Virtu Financial, Inc., Class A	677	20,060
Consumer finance – 6.4%
Ally Financial, Inc.	7,055	362,980
American Express Company	2,689	412,358
Capital One Financial Corp.	3,390	505,381
Credit Acceptance Corp. (A)(B)	156	61,587
Discover Financial Services	4,064	463,296
OneMain Holdings, Inc.	1,408	80,073
Santander Consumer USA Holdings, Inc.	1,644	55,797
SLM Corp.	3,076	60,474
Synchrony Financial	8,838	386,574
Diversified financial services – 5.0%
Berkshire Hathaway, Inc., Class B (A)	5,255	1,444,860
Equitable Holdings, Inc.	4,840	165,673
Jefferies Financial Group, Inc.	3,135	101,919
Voya Financial, Inc.	1,958	132,792
Insurance – 23.0%
Aflac, Inc.	7,080	380,408
Alleghany Corp. (A)	179	121,536
American Financial Group, Inc.	1,025	125,932
American International Group, Inc.	8,407	407,319
Aon PLC, Class A	1,407	353,776
Arch Capital Group, Ltd. (A)	4,135	164,201
Arthur J. Gallagher & Company	2,316	335,704
Assurant, Inc.	765	119,034
Athene Holding, Ltd., Class A (A)	2,359	140,762
Brown & Brown, Inc.	3,128	166,347
Chubb, Ltd.	1,934	331,855
MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Cincinnati Financial Corp.	1,920	$216,346
CNA Financial Corp.	439	20,602
Erie Indemnity Company, Class A	362	77,475
Everest Re Group, Ltd.	516	142,906
Fidelity National Financial, Inc.	4,182	190,783
First American Financial Corp.	1,712	110,424
Globe Life, Inc.	1,421	145,638
Kemper Corp.	864	67,444
Lemonade, Inc. (A)(B)	200	18,080
Lincoln National Corp.	2,644	169,560
Loews Corp.	3,296	183,752
Markel Corp. (A)	143	168,228
Marsh & McLennan Companies, Inc.	3,289	446,317
MetLife, Inc.	5,028	319,932
Old Republic International Corp.	3,895	95,895
Primerica, Inc.	573	91,548
Principal Financial Group, Inc.	3,770	240,790
Prudential Financial, Inc.	4,335	435,061
Reinsurance Group of America, Inc.	899	117,346
RenaissanceRe Holdings, Ltd.	541	91,326
The Allstate Corp.	4,308	546,254
The Hartford Financial Services Group, Inc.	6,376	420,561
The Progressive Corp.	3,809	383,719
The Travelers Companies, Inc.	3,896	602,555
Unum Group	3,074	86,871
W.R. Berkley Corp.	1,830	145,888
Willis Towers Watson PLC	1,501	388,549
Thrifts and mortgage finance – 0.2%
New York Community Bancorp, Inc.	5,946	71,114
Rocket Companies, Inc., Class A	511	11,472
TFS Financial Corp.	530	10,367
Industrials – 1.6%		614,503
Professional services – 1.6%
Dun & Bradstreet Holdings, Inc. (A)	1,542	36,638
Equifax, Inc.	1,440	330,091
TransUnion	2,369	247,774
Information technology – 14.6%		5,436,779
IT services – 14.6%
Affirm Holdings, Inc. (A)	101	7,121
Euronet Worldwide, Inc. (A)	569	81,612
Fidelity National Information Services, Inc.	1,945	297,391
Fiserv, Inc. (A)	1,846	221,742
FleetCor Technologies, Inc. (A)	1,103	317,355
Global Payments, Inc.	1,459	313,145
Jack Henry & Associates, Inc.	894	145,570
Mastercard, Inc., Class A	3,171	1,211,512
PayPal Holdings, Inc. (A)	3,985	1,045,226
Shift4 Payments, Inc., Class A (A)	150	14,834
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	49

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
Square, Inc., Class A (A)	849	$207,852
The Western Union Company	4,714	121,433
Visa, Inc., Class A	5,759	1,345,072
WEX, Inc. (A)	521	106,914

SHORT-TERM INVESTMENTS – 0.2%		$77,248
(Cost $77,248)
Short-term funds – 0.2%		77,248
John Hancock Collateral Trust, 0.0360% (C)(D)	1,700	17,009

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	60,239	60,239
Total investments (Multifactor Financials ETF) (Cost $29,859,899) 100.1%		$37,320,107
Other assets and liabilities, net (0.1%)		(42,194)
Total net assets 100.0%		$37,277,913

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR HEALTHCARE ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$51,944,903
(Cost $41,383,333)
Consumer discretionary – 0.5%		240,694
Diversified consumer services – 0.5%
Service Corp. International	4,504	240,694
Health care – 99.5%		51,704,209
Biotechnology – 15.5%
AbbVie, Inc.	10,625	1,184,688
ACADIA Pharmaceuticals, Inc. (A)	1,322	27,180
Acceleron Pharma, Inc. (A)	590	73,732
Alexion Pharmaceuticals, Inc. (A)	3,683	621,248
Allakos, Inc. (A)	313	34,155
Alnylam Pharmaceuticals, Inc. (A)	1,469	206,600
Amgen, Inc.	3,915	938,191
Arrowhead Pharmaceuticals, Inc. (A)	911	66,284
Beam Therapeutics, Inc. (A)	270	22,140
Biogen, Inc. (A)	2,163	578,235
BioMarin Pharmaceutical, Inc. (A)	3,117	242,877
Blueprint Medicines Corp. (A)	919	88,518
Bridgebio Pharma, Inc. (A)	948	53,012
MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
CRISPR Therapeutics AG (A)	701	$92,020
Denali Therapeutics, Inc. (A)	830	50,165
Emergent BioSolutions, Inc. (A)	667	40,674
Exact Sciences Corp. (A)	1,854	244,394
Exelixis, Inc. (A)	7,045	173,448
Fate Therapeutics, Inc. (A)	598	52,259
Gilead Sciences, Inc.	8,688	551,427
Halozyme Therapeutics, Inc. (A)	1,387	69,281
Incyte Corp. (A)	2,690	229,672
Invitae Corp. (A)(B)	1,621	56,573
Ionis Pharmaceuticals, Inc. (A)	1,790	76,648
Iovance Biotherapeutics, Inc. (A)	1,477	46,437
Kodiak Sciences, Inc. (A)	227	27,431
Mirati Therapeutics, Inc. (A)	429	71,308
Moderna, Inc. (A)	1,923	343,871
Natera, Inc. (A)	694	76,354
Neurocrine Biosciences, Inc. (A)	1,213	114,616
Novavax, Inc. (A)	556	131,733
Regeneron Pharmaceuticals, Inc. (A)	679	326,803
Sarepta Therapeutics, Inc. (A)	879	62,268
Seagen, Inc. (A)	1,753	252,011
TG Therapeutics, Inc. (A)	916	40,954
Turning Point Therapeutics, Inc. (A)	327	24,927
Twist Bioscience Corp. (A)	374	50,187
Ultragenyx Pharmaceutical, Inc. (A)	669	74,687
United Therapeutics Corp. (A)	1,208	243,484
Vertex Pharmaceuticals, Inc. (A)	1,672	364,830
Vir Biotechnology, Inc. (A)	662	31,604
Health care equipment and supplies – 24.5%
Abbott Laboratories	10,080	1,210,406
ABIOMED, Inc. (A)	630	202,060
Align Technology, Inc. (A)	513	305,507
Baxter International, Inc.	5,397	462,469
Becton, Dickinson and Company	2,822	702,142
Boston Scientific Corp. (A)	13,087	570,593
Danaher Corp.	3,533	897,170
Dentsply Sirona, Inc.	4,763	321,550
DexCom, Inc. (A)	1,034	399,227
Edwards Lifesciences Corp. (A)	4,909	468,908
Envista Holdings Corp. (A)	2,688	116,337
Globus Medical, Inc., Class A (A)	1,799	129,114
Haemonetics Corp. (A)	860	57,844
Hill-Rom Holdings, Inc.	1,772	195,310
Hologic, Inc. (A)	6,243	409,229
IDEXX Laboratories, Inc. (A)	842	462,250
Insulet Corp. (A)	832	245,623
Integra LifeSciences Holdings Corp. (A)	1,313	97,267
Intuitive Surgical, Inc. (A)	579	500,835
Masimo Corp. (A)	885	205,913
50	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Medtronic PLC	8,349	$1,093,051
Nevro Corp. (A)	320	55,299
Novocure, Ltd. (A)	871	177,771
Penumbra, Inc. (A)	354	108,320
Quidel Corp. (A)	785	82,260
ResMed, Inc.	2,718	510,902
STERIS PLC	1,754	370,129
Stryker Corp.	1,770	464,855
Tandem Diabetes Care, Inc. (A)	596	54,772
Teleflex, Inc.	819	346,011
The Cooper Companies, Inc.	1,034	424,860
West Pharmaceutical Services, Inc.	1,252	411,307
Zimmer Biomet Holdings, Inc.	3,969	703,148
Health care providers and services – 23.6%
1Life Healthcare, Inc. (A)	814	35,417
Amedisys, Inc. (A)	562	151,656
AmerisourceBergen Corp.	2,509	303,087
Anthem, Inc.	2,864	1,086,573
Cardinal Health, Inc.	6,568	396,313
Centene Corp. (A)	6,169	380,874
Chemed Corp.	332	158,235
Cigna Corp.	3,739	931,048
CVS Health Corp.	10,636	812,590
DaVita, Inc. (A)	1,976	230,263
Encompass Health Corp.	2,692	228,443
Guardant Health, Inc. (A)	931	148,010
HCA Healthcare, Inc.	2,341	470,681
HealthEquity, Inc. (A)	1,104	83,871
Henry Schein, Inc. (A)	3,590	260,275
Humana, Inc.	1,731	770,710
Laboratory Corp. of America Holdings (A)	2,342	622,668
LHC Group, Inc. (A)	471	98,095
McKesson Corp.	2,475	464,211
Molina Healthcare, Inc. (A)	1,651	421,170
Oak Street Health, Inc. (A)(B)	206	12,696
Quest Diagnostics, Inc.	3,619	477,274
R1 RCM, Inc. (A)	3,481	94,962
Tenet Healthcare Corp. (A)	1,119	66,312
UnitedHealth Group, Inc.	8,060	3,214,328
Universal Health Services, Inc., Class B	2,243	332,884
Health care technology – 2.8%
American Well Corp. (A)	479	7,372
Cerner Corp.	7,540	565,877
Change Healthcare, Inc. (A)	3,748	86,017
Inspire Medical Systems, Inc. (A)	202	47,838
Omnicell, Inc. (A)	454	65,839
Schrodinger, Inc. (A)	427	32,554
Teladoc Health, Inc. (A)(B)	2,063	355,558
Veeva Systems, Inc., Class A (A)	973	274,824
MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Life sciences tools and services – 12.9%
10X Genomics, Inc., Class A (A)	646	$127,779
Adaptive Biotechnologies Corp. (A)	1,223	50,877
Agilent Technologies, Inc.	5,168	690,652
Avantor, Inc. (A)	9,646	309,058
Bio-Rad Laboratories, Inc., Class A (A)	458	288,600
Bio-Techne Corp.	680	290,693
Bruker Corp.	2,454	168,148
Charles River Laboratories International, Inc. (A)	979	325,469
Illumina, Inc. (A)	1,129	443,516
IQVIA Holdings, Inc. (A)	3,787	888,771
Medpace Holdings, Inc. (A)	421	71,435
Mettler-Toledo International, Inc. (A)	443	581,801
NeoGenomics, Inc. (A)	1,177	57,661
Pacific Biosciences of California, Inc. (A)	1,412	42,148
PerkinElmer, Inc.	2,365	306,575
PPD, Inc. (A)	1,409	65,096
PRA Health Sciences, Inc. (A)	1,321	220,462
Repligen Corp. (A)	671	142,057
Sotera Health Company (A)	564	14,529
Syneos Health, Inc. (A)	1,647	139,748
Thermo Fisher Scientific, Inc.	2,509	1,179,807
Waters Corp. (A)	1,028	308,266
Pharmaceuticals – 20.2%
Atea Pharmaceuticals, Inc. (A)	98	2,422
Bristol-Myers Squibb Company	16,364	1,021,441
Catalent, Inc. (A)	3,410	383,523
Elanco Animal Health, Inc. (A)	8,022	254,378
Eli Lilly & Company	5,226	955,156
Horizon Therapeutics PLC (A)	3,929	371,762
Jazz Pharmaceuticals PLC (A)	1,446	237,722
Johnson & Johnson	18,179	2,958,271
Merck & Company, Inc.	19,864	1,479,868
Perrigo Company PLC	2,658	110,653
Pfizer, Inc.	40,885	1,580,205
Royalty Pharma PLC, Class A	4,498	197,912
Viatris, Inc. (A)	17,784	236,527
Zoetis, Inc.	4,007	693,331

SHORT-TERM INVESTMENTS – 0.1%		$57,576
(Cost $57,576)
Short-term funds – 0.1%		57,576
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	57,576	57,576
Total investments (Multifactor Healthcare ETF) (Cost $41,440,909) 100.1%		$52,002,479
Other assets and liabilities, net (0.1%)		(35,022)
Total net assets 100.0%		$51,967,457

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	51

MULTIFACTOR HEALTHCARE ETF (continued)

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
MULTIFACTOR INDUSTRIALS ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$50,935,253
(Cost $40,073,770)
Consumer discretionary – 8.8%		4,474,620
Auto components – 2.3%
Aptiv PLC (A)	2,312	332,674
Autoliv, Inc. (A)	1,679	169,008
BorgWarner, Inc.	5,025	244,115
Gentex Corp.	5,082	178,785
Lear Corp.	1,260	231,638
Distributors – 0.6%
Pool Corp.	754	318,580
Hotels, restaurants and leisure – 0.4%
Aramark	5,454	211,997
Household durables – 5.5%
D.R. Horton, Inc.	7,805	767,153
Leggett & Platt, Inc.	4,030	200,170
Lennar Corp., A Shares	5,421	561,616
Lennar Corp., B Shares	285	22,962
Mohawk Industries, Inc. (A)	826	169,743
NVR, Inc. (A)	84	421,520
PulteGroup, Inc.	6,026	356,257
Toll Brothers, Inc.	2,383	149,414
TopBuild Corp. (A)	625	138,988
Industrials – 82.5%		42,056,116
Aerospace and defense – 10.8%
Axon Enterprise, Inc. (A)	809	122,652
BWX Technologies, Inc.	1,816	121,527
General Dynamics Corp.	2,534	482,043
HEICO Corp.	652	91,802
HEICO Corp., Class A	1,120	141,434
Howmet Aerospace, Inc. (A)	5,540	177,058
Huntington Ingalls Industries, Inc.	962	204,252
L3Harris Technologies, Inc.	1,592	333,094
Lockheed Martin Corp.	1,602	609,657
Northrop Grumman Corp.	1,683	596,523
Raytheon Technologies Corp.	10,323	859,287
Teledyne Technologies, Inc. (A)	713	319,246
Textron, Inc.	5,033	323,320
The Boeing Company (A)	2,803	656,771
TransDigm Group, Inc. (A)	758	465,215
Virgin Galactic Holdings, Inc. (A)(B)	1,330	29,460
Air freight and logistics – 5.4%
C.H. Robinson Worldwide, Inc.	2,783	270,174
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Air freight and logistics (continued)
Expeditors International of Washington, Inc.	3,499	$384,400
FedEx Corp.	2,787	809,094
United Parcel Service, Inc., Class B	4,730	964,258
XPO Logistics, Inc. (A)	2,291	318,724
Airlines – 1.2%
Alaska Air Group, Inc. (A)	885	61,189
American Airlines Group, Inc. (A)	2,833	61,533
Delta Air Lines, Inc. (A)	2,569	120,537
JetBlue Airways Corp. (A)	1,098	22,355
Southwest Airlines Company (A)	3,309	207,739
United Airlines Holdings, Inc. (A)	2,261	122,998
Building products – 6.3%
A.O. Smith Corp.	2,631	178,250
Advanced Drainage Systems, Inc.	680	75,929
Builders FirstSource, Inc. (A)	2,932	142,700
Carrier Global Corp.	19,027	829,197
Johnson Controls International PLC	7,750	483,135
Lennox International, Inc.	589	197,515
Masco Corp.	4,725	301,833
Trane Technologies PLC	4,527	786,928
Trex Company, Inc. (A)	1,960	211,660
Commercial services and supplies – 4.2%
ADT, Inc.	4,767	43,856
Cintas Corp.	1,275	440,054
IAA, Inc. (A)	2,425	152,314
MSA Safety, Inc.	599	96,295
Republic Services, Inc.	4,664	495,783
Stericycle, Inc. (A)	1,752	133,643
Tetra Tech, Inc.	955	121,887
Waste Management, Inc.	4,625	638,111
Construction and engineering – 1.8%
AECOM (A)	3,381	224,600
EMCOR Group, Inc.	1,477	176,945
MasTec, Inc. (A)	1,016	106,030
Quanta Services, Inc.	3,154	304,803
WillScot Mobile Mini Holdings Corp. (A)	3,610	105,665
Electrical equipment – 6.7%
AMETEK, Inc.	5,030	678,698
Eaton Corp. PLC	4,443	635,038
Emerson Electric Company	6,715	607,640
Generac Holdings, Inc. (A)	1,069	346,303
Hubbell, Inc.	1,275	244,813
Regal Beloit Corp.	721	104,134
Rockwell Automation, Inc.	2,364	624,711
Shoals Technologies Group, Inc., Class A (A)	977	31,332
Sunrun, Inc. (A)	3,183	155,967
Industrial conglomerates – 6.1%
3M Company	4,415	870,373
Carlisle Companies, Inc.	1,222	234,196
52	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Industrial conglomerates (continued)
General Electric Company	52,518	$689,036
Honeywell International, Inc.	4,393	979,815
Roper Technologies, Inc.	796	355,366
Machinery – 21.9%
AGCO Corp.	1,411	205,893
Caterpillar, Inc.	4,360	994,560
Colfax Corp. (A)	1,744	78,811
Cummins, Inc.	3,335	840,553
Deere & Company	2,063	765,064
Donaldson Company, Inc.	2,831	178,013
Dover Corp.	2,994	446,675
Fortive Corp.	5,573	394,680
Graco, Inc.	3,589	275,635
IDEX Corp.	1,510	338,542
Illinois Tool Works, Inc.	2,907	669,947
Ingersoll Rand, Inc. (A)	6,949	343,350
ITT, Inc.	2,275	214,555
Lincoln Electric Holdings, Inc.	1,465	187,593
Nordson Corp.	1,024	216,484
Oshkosh Corp.	1,874	233,182
Otis Worldwide Corp.	6,266	487,933
PACCAR, Inc.	7,988	717,961
Parker-Hannifin Corp.	2,680	841,011
Pentair PLC	3,632	234,300
Rexnord Corp.	2,070	103,355
Snap-on, Inc.	1,294	307,454
Stanley Black & Decker, Inc.	3,304	683,168
The Middleby Corp. (A)	1,349	244,601
The Timken Company	1,468	123,121
The Toro Company	2,086	239,056
Wabtec Corp.	3,323	272,719
Woodward, Inc.	1,176	147,012
Xylem, Inc.	3,204	354,523
Professional services – 5.2%
CACI International, Inc., Class A (A)	536	136,605
CoreLogic, Inc.	1,511	120,427
Exponent, Inc.	604	58,183
IHS Markit, Ltd.	6,121	658,497
Jacobs Engineering Group, Inc.	2,697	360,346
Leidos Holdings, Inc.	2,863	289,965
ManpowerGroup, Inc.	1,347	162,839
Robert Half International, Inc.	2,686	235,320
Science Applications International Corp.	1,064	95,143
TriNet Group, Inc. (A)	1,266	99,647
Verisk Analytics, Inc.	2,375	446,975
Road and rail – 9.1%
AMERCO	232	138,418
CSX Corp.	7,952	801,164
J.B. Hunt Transport Services, Inc.	2,257	385,292
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Road and rail (continued)
Kansas City Southern	1,898	$554,615
Knight-Swift Transportation Holdings, Inc.	2,794	131,653
Landstar System, Inc.	968	166,767
Norfolk Southern Corp.	2,771	773,774
Old Dominion Freight Line, Inc.	2,057	530,315
Saia, Inc. (A)	355	83,248
Union Pacific Corp.	4,839	1,074,694
Trading companies and distributors – 3.8%
Air Lease Corp.	2,440	113,972
Fastenal Company	9,688	506,489
United Rentals, Inc. (A)	2,357	754,122
W.W. Grainger, Inc.	895	388,018
Watsco, Inc.	577	168,980
Information technology – 8.7%		4,404,517
Electronic equipment, instruments and components – 1.6%
Arrow Electronics, Inc. (A)	1,762	200,991
CDW Corp.	2,689	479,529
Vontier Corp. (A)	3,560	111,570
IT services – 6.6%
Accenture PLC, Class A	4,386	1,271,809
Automatic Data Processing, Inc.	3,504	655,213
Black Knight, Inc. (A)	2,201	159,396
Broadridge Financial Solutions, Inc.	2,204	349,621
Genpact, Ltd.	3,710	176,336
Globant SA (A)	303	69,442
MAXIMUS, Inc.	1,213	111,159
Paychex, Inc.	6,003	585,232
Semiconductors and semiconductor equipment – 0.5%
Enphase Energy, Inc. (A)	1,682	234,219

SHORT-TERM INVESTMENTS – 0.1%		$71,802
(Cost $71,802)
Short-term funds – 0.1%		71,802
John Hancock Collateral Trust, 0.0360% (C)(D)	290	2,898

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	68,904	68,904
Total investments (Multifactor Industrials ETF) (Cost $40,145,572) 100.1%		$51,007,055
Other assets and liabilities, net (0.1%)		(47,660)
Total net assets 100.0%		$50,959,395

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	53

MULTIFACTOR LARGE CAP ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$705,307,555
(Cost $546,435,939)
Communication services – 8.6%		60,589,453
Diversified telecommunication services – 1.1%
AT&T, Inc.	106,256	3,337,501
Lumen Technologies, Inc.	56,940	730,540
Verizon Communications, Inc.	67,104	3,877,940
Entertainment – 1.5%
Activision Blizzard, Inc.	14,277	1,301,920
Electronic Arts, Inc.	6,808	967,281
Liberty Media Corp.-Liberty Formula One, Series A (A)	804	33,302
Liberty Media Corp.-Liberty Formula One, Series C (A)	6,568	308,302
Live Nation Entertainment, Inc. (A)	4,188	342,913
Netflix, Inc. (A)	4,488	2,304,453
Roku, Inc. (A)	1,555	533,318
Spotify Technology SA (A)	953	240,270
Take-Two Interactive Software, Inc. (A)	3,117	546,659
The Walt Disney Company (A)	21,488	3,997,198
Warner Music Group Corp., Class A	1,380	52,385
Zynga, Inc., Class A (A)	18,123	196,091
Interactive media and services – 3.9%
Alphabet, Inc., Class A (A)	5,209	12,259,382
Alphabet, Inc., Class C (A)	944	2,275,153
Angi, Inc. (A)	965	15,450
Facebook, Inc., Class A (A)	28,920	9,401,314
InterActiveCorp (A)	2,811	712,504
Match Group, Inc. (A)	4,944	769,435
Pinterest, Inc., Class A (A)	4,930	327,204
Snap, Inc., Class A (A)	9,698	599,530
Twitter, Inc. (A)	10,905	602,174
Zillow Group, Inc., Class A (A)	761	101,479
Zillow Group, Inc., Class C (A)	1,980	257,638
ZoomInfo Technologies, Inc., Class A (A)	657	34,072
Media – 1.9%
Altice USA, Inc., Class A (A)	9,087	329,949
Cable One, Inc.	127	227,330
Charter Communications, Inc., Class A (A)	2,957	1,991,392
Comcast Corp., Class A	84,638	4,752,424
Discovery, Inc., Series A (A)	10,337	389,291
Discovery, Inc., Series C (A)	9,871	318,932
DISH Network Corp., Class A (A)	9,006	403,379
Fox Corp., Class A	11,732	439,011
Fox Corp., Class B	4,363	158,726
Liberty Broadband Corp., Series A (A)	518	81,673
Liberty Broadband Corp., Series C (A)	6,164	1,003,006
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	4,412	199,378
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	3,370	152,425
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Media (continued)
News Corp., Class A	13,072	$342,421
News Corp., Class B	3,773	91,722
Omnicom Group, Inc.	11,433	940,479
Sirius XM Holdings, Inc. (B)	35,318	215,440
The Interpublic Group of Companies, Inc.	20,692	656,971
The New York Times Company, Class A	2,093	95,043
ViacomCBS, Inc., Class A	239	10,803
ViacomCBS, Inc., Class B	13,859	568,496
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (A)	8,293	1,095,754
Consumer discretionary – 11.8%		83,563,335
Auto components – 0.3%
Aptiv PLC (A)	5,536	796,575
Autoliv, Inc. (A)	3,630	365,396
BorgWarner, Inc.	8,824	428,670
Gentex Corp.	9,207	323,902
Lear Corp.	3,097	569,352
Automobiles – 0.9%
Ford Motor Company (A)	70,486	813,408
General Motors Company (A)	24,701	1,413,391
Tesla, Inc. (A)	5,961	4,228,972
Distributors – 0.2%
Genuine Parts Company	6,188	773,314
LKQ Corp. (A)	10,050	469,436
Pool Corp.	1,247	526,882
Diversified consumer services – 0.1%
Bright Horizons Family Solutions, Inc. (A)	1,647	238,535
Chegg, Inc. (A)	1,843	166,478
Service Corp. International	8,175	436,872
Hotels, restaurants and leisure – 2.1%
Airbnb, Inc., Class A (A)(B)	88	15,198
Aramark	9,932	386,057
Booking Holdings, Inc. (A)	549	1,353,878
Caesars Entertainment, Inc. (A)	3,351	327,862
Carnival Corp. (A)	14,462	404,358
Chipotle Mexican Grill, Inc. (A)	559	834,045
Churchill Downs, Inc.	533	112,730
Darden Restaurants, Inc.	4,922	722,156
Domino's Pizza, Inc.	1,147	484,424
DraftKings, Inc., Class A (A)(B)	3,989	226,017
Expedia Group, Inc. (A)	4,230	745,453
Hilton Worldwide Holdings, Inc. (A)	7,500	965,250
Hyatt Hotels Corp., Class A (A)	1,245	102,501
Las Vegas Sands Corp. (A)	8,226	503,925
Marriott International, Inc., Class A (A)	4,824	716,460
McDonald's Corp.	9,171	2,165,090
MGM Resorts International	17,463	711,093
Norwegian Cruise Line Holdings, Ltd. (A)	3,211	99,702
54	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Penn National Gaming, Inc. (A)	2,689	$239,644
Royal Caribbean Cruises, Ltd. (A)	5,802	504,484
Starbucks Corp.	15,373	1,760,055
Vail Resorts, Inc. (A)	1,452	472,132
Wynn Resorts, Ltd. (A)	3,192	409,853
Yum! Brands, Inc.	7,067	844,648
Household durables – 0.9%
D.R. Horton, Inc.	13,416	1,318,659
Garmin, Ltd.	5,210	715,020
Lennar Corp., A Shares	8,874	919,346
Lennar Corp., B Shares	448	36,095
Mohawk Industries, Inc. (A)	2,508	515,394
Newell Brands, Inc.	13,989	377,143
NVR, Inc. (A)	179	898,240
PulteGroup, Inc.	10,389	614,198
Whirlpool Corp.	3,227	763,024
Internet and direct marketing retail – 2.9%
Amazon.com, Inc. (A)	5,239	18,165,813
Chewy, Inc., Class A (A)(B)	719	57,319
DoorDash, Inc., Class A (A)	107	15,319
eBay, Inc.	30,264	1,688,429
Etsy, Inc. (A)	2,335	464,175
Stitch Fix, Inc., Class A (A)	350	15,162
Wayfair, Inc., Class A (A)	1,065	314,782
Leisure products – 0.2%
Hasbro, Inc.	5,380	535,041
Peloton Interactive, Inc., Class A (A)	3,426	336,947
Polaris, Inc.	2,295	321,369
Multiline retail – 0.8%
Dollar General Corp.	6,323	1,357,864
Dollar Tree, Inc. (A)	9,289	1,067,306
Kohl's Corp.	1,602	93,973
Target Corp.	13,470	2,791,792
Specialty retail – 2.7%
Advance Auto Parts, Inc.	2,562	512,810
AutoZone, Inc. (A)	711	1,040,989
Best Buy Company, Inc.	13,447	1,563,483
Burlington Stores, Inc. (A)	1,838	599,795
CarMax, Inc. (A)	7,257	966,923
Carvana Company (A)	666	189,983
Five Below, Inc. (A)	1,256	252,795
Floor & Decor Holdings, Inc., Class A (A)	2,198	243,802
L Brands, Inc. (A)	4,058	267,422
Lithia Motors, Inc., Class A	541	207,950
Lowe's Companies, Inc.	12,183	2,390,914
O'Reilly Automotive, Inc. (A)	2,056	1,136,721
RH (A)	317	218,102
Ross Stores, Inc.	9,403	1,231,229
The Gap, Inc.	11,178	369,992
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
The Home Depot, Inc.	11,784	$3,814,127
The TJX Companies, Inc.	19,707	1,399,197
Tractor Supply Company	6,356	1,198,742
Ulta Beauty, Inc. (A)	2,193	722,265
Williams-Sonoma, Inc.	2,304	393,408
Textiles, apparel and luxury goods – 0.7%
Columbia Sportswear Company	813	88,625
Deckers Outdoor Corp. (A)	627	212,051
Levi Strauss & Company, Class A	598	17,258
Lululemon Athletica, Inc. (A)	2,820	945,461
NIKE, Inc., Class B	17,803	2,361,034
Ralph Lauren Corp. (A)	444	59,181
Tapestry, Inc. (A)	2,881	137,856
Under Armour, Inc., Class A (A)	1,838	44,682
Under Armour, Inc., Class C (A)	1,866	37,152
VF Corp.	10,253	898,778
Consumer staples – 5.4%		38,360,801
Beverages – 1.2%
Brown-Forman Corp., Class A	1,953	139,347
Brown-Forman Corp., Class B	6,008	458,290
Constellation Brands, Inc., Class A	3,565	856,741
Keurig Dr. Pepper, Inc.	8,932	320,212
Molson Coors Beverage Company, Class B (A)	6,732	369,923
Monster Beverage Corp. (A)	7,477	725,643
PepsiCo, Inc.	18,652	2,688,872
The Boston Beer Company, Inc., Class A (A)	128	155,711
The Coca-Cola Company	47,813	2,580,946
Food and staples retailing – 1.3%
Albertsons Companies, Inc., Class A (B)	1,903	35,339
Casey's General Stores, Inc.	1,024	227,523
Costco Wholesale Corp.	6,077	2,261,191
Sysco Corp.	10,970	929,488
The Kroger Company	40,325	1,473,476
U.S. Foods Holding Corp. (A)	7,486	310,370
Walgreens Boots Alliance, Inc.	11,826	627,961
Walmart, Inc.	22,065	3,087,114
Food products – 1.4%
Archer-Daniels-Midland Company	18,334	1,157,425
Beyond Meat, Inc. (A)(B)	569	74,926
Bunge, Ltd.	5,846	493,519
Campbell Soup Company	8,569	409,170
Conagra Brands, Inc.	17,597	652,673
Darling Ingredients, Inc. (A)	1,826	126,816
General Mills, Inc.	16,270	990,192
Hormel Foods Corp.	9,182	424,208
Kellogg Company	9,754	608,845
Lamb Weston Holdings, Inc.	5,214	419,727
McCormick & Company, Inc.	9,671	873,872
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	55

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Mondelez International, Inc., Class A	22,015	$1,338,732
The Hershey Company	4,336	712,405
The J.M. Smucker Company	3,855	504,966
The Kraft Heinz Company	8,883	366,779
Tyson Foods, Inc., Class A	8,374	648,566
Household products – 1.0%
Church & Dwight Company, Inc.	8,141	698,009
Colgate-Palmolive Company	11,749	948,144
Kimberly-Clark Corp.	5,664	755,124
The Clorox Company	5,175	944,438
The Procter & Gamble Company	31,368	4,185,119
Personal products – 0.1%
The Estee Lauder Companies, Inc., Class A	3,338	1,047,464
Tobacco – 0.4%
Altria Group, Inc.	25,458	1,215,620
Philip Morris International, Inc.	15,957	1,515,915
Energy – 2.5%		17,577,488
Energy equipment and services – 0.2%
Baker Hughes Company	12,113	243,229
Halliburton Company	20,753	405,929
Schlumberger NV	24,103	651,986
Oil, gas and consumable fuels – 2.3%
APA Corp.	10,954	219,080
Cabot Oil & Gas Corp.	12,144	202,440
Cheniere Energy, Inc. (A)	5,654	438,298
Chevron Corp.	26,591	2,740,734
ConocoPhillips	23,086	1,180,618
Continental Resources, Inc.	3,064	83,463
Devon Energy Corp.	5,830	136,305
Diamondback Energy, Inc.	4,668	381,516
EOG Resources, Inc.	11,441	842,515
Exxon Mobil Corp.	54,583	3,124,331
Hess Corp.	9,212	686,386
Kinder Morgan, Inc.	33,973	579,240
Marathon Oil Corp.	13,160	148,182
Marathon Petroleum Corp.	18,145	1,009,769
New Fortress Energy, Inc.	368	15,647
Occidental Petroleum Corp.	19,735	500,480
ONEOK, Inc.	13,117	686,544
Phillips 66	8,057	651,892
Pioneer Natural Resources Company	4,259	655,162
Texas Pacific Land Corp.	82	126,292
The Williams Companies, Inc.	32,576	793,551
Valero Energy Corp.	14,520	1,073,899
Financials – 13.2%		93,305,636
Banks – 4.3%
Bank of America Corp.	102,224	4,143,139
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	33,978	$2,420,593
Citizens Financial Group, Inc.	17,446	807,401
Comerica, Inc.	6,453	485,007
Commerce Bancshares, Inc.	3,664	285,096
East West Bancorp, Inc.	4,984	379,532
Fifth Third Bancorp	34,811	1,411,238
First Horizon Corp.	7,968	145,735
First Republic Bank	5,308	972,638
Huntington Bancshares, Inc.	39,051	598,261
JPMorgan Chase & Co.	41,429	6,372,194
KeyCorp	38,871	845,833
M&T Bank Corp.	5,076	800,434
People's United Financial, Inc.	5,197	94,222
Regions Financial Corp.	49,695	1,083,351
Signature Bank	1,796	451,712
SVB Financial Group (A)	1,884	1,077,328
The PNC Financial Services Group, Inc.	7,850	1,467,558
Truist Financial Corp.	27,053	1,604,513
U.S. Bancorp	24,865	1,475,738
Wells Fargo & Company	62,602	2,820,220
Western Alliance Bancorp	894	93,933
Zions Bancorp NA	7,277	406,057
Capital markets – 3.7%
Ameriprise Financial, Inc.	6,963	1,799,239
Apollo Global Management, Inc.	2,370	131,227
Ares Management Corp., Class A	1,839	96,584
BlackRock, Inc.	1,565	1,282,205
Cboe Global Markets, Inc.	3,290	343,377
CME Group, Inc.	4,158	839,874
FactSet Research Systems, Inc.	1,339	450,199
Franklin Resources, Inc.	11,498	344,940
Intercontinental Exchange, Inc.	9,500	1,118,245
Invesco, Ltd.	5,146	138,942
KKR & Company, Inc.	8,624	487,946
LPL Financial Holdings, Inc.	2,750	430,925
MarketAxess Holdings, Inc.	1,173	572,964
Moody's Corp.	3,468	1,133,030
Morgan Stanley	29,049	2,397,995
Morningstar, Inc.	653	173,052
MSCI, Inc.	3,137	1,523,860
Nasdaq, Inc.	4,155	671,199
Northern Trust Corp.	8,337	948,751
Raymond James Financial, Inc.	4,866	636,375
S&P Global, Inc.	4,050	1,581,080
SEI Investments Company	6,007	369,070
State Street Corp.	12,124	1,017,810
T. Rowe Price Group, Inc.	8,496	1,522,483
The Bank of New York Mellon Corp.	26,075	1,300,621
The Blackstone Group, Inc.	7,277	643,942
56	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
The Charles Schwab Corp.	27,492	$1,935,437
The Goldman Sachs Group, Inc.	5,289	1,842,952
Tradeweb Markets, Inc., Class A	1,215	98,755
Consumer finance – 1.0%
Ally Financial, Inc.	22,342	1,149,496
American Express Company	10,836	1,661,701
Capital One Financial Corp.	12,870	1,918,660
Discover Financial Services	13,125	1,496,250
Santander Consumer USA Holdings, Inc.	4,841	164,304
Synchrony Financial	24,299	1,062,838
Diversified financial services – 0.9%
Berkshire Hathaway, Inc., Class B (A)	21,748	5,979,613
Equitable Holdings, Inc.	11,266	385,635
Voya Financial, Inc.	5,698	386,438
Insurance – 3.3%
Aflac, Inc.	20,688	1,111,566
Alleghany Corp. (A)	513	348,312
American Financial Group, Inc.	3,070	377,180
American International Group, Inc.	20,039	970,890
Aon PLC, Class A	5,581	1,403,287
Arch Capital Group, Ltd. (A)	12,749	506,263
Arthur J. Gallagher & Company	6,557	950,437
Assurant, Inc.	1,567	243,825
Athene Holding, Ltd., Class A (A)	4,910	292,980
Brown & Brown, Inc.	8,243	438,363
Chubb, Ltd.	5,347	917,492
Cincinnati Financial Corp.	5,702	642,501
CNA Financial Corp.	1,358	63,731
Erie Indemnity Company, Class A	834	178,493
Everest Re Group, Ltd.	1,641	454,475
Fidelity National Financial, Inc.	10,927	498,490
Globe Life, Inc.	4,424	453,416
Lemonade, Inc. (A)(B)	275	24,860
Lincoln National Corp.	9,103	583,775
Loews Corp.	10,890	607,118
Markel Corp. (A)	415	488,214
Marsh & McLennan Companies, Inc.	9,308	1,263,096
MetLife, Inc.	14,127	898,901
Principal Financial Group, Inc.	12,592	804,251
Prudential Financial, Inc.	10,431	1,046,855
Reinsurance Group of America, Inc.	2,741	357,783
RenaissanceRe Holdings, Ltd.	965	162,902
The Allstate Corp.	10,361	1,313,775
The Hartford Financial Services Group, Inc.	18,551	1,223,624
The Progressive Corp.	13,313	1,341,152
The Travelers Companies, Inc.	9,583	1,482,107
W.R. Berkley Corp.	6,000	478,320
Willis Towers Watson PLC	4,159	1,076,599
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Thrifts and mortgage finance – 0.0%
Rocket Companies, Inc., Class A	929	$20,856
Health care – 13.0%		91,939,589
Biotechnology – 1.8%
AbbVie, Inc.	21,113	2,354,100
ACADIA Pharmaceuticals, Inc. (A)	1,198	24,631
Acceleron Pharma, Inc. (A)	595	74,357
Alexion Pharmaceuticals, Inc. (A)	5,730	966,536
Alnylam Pharmaceuticals, Inc. (A)	2,142	301,251
Amgen, Inc.	8,998	2,156,281
Arrowhead Pharmaceuticals, Inc. (A)	524	38,126
Biogen, Inc. (A)	3,918	1,047,399
BioMarin Pharmaceutical, Inc. (A)	4,456	347,212
Bridgebio Pharma, Inc. (A)	535	29,917
CRISPR Therapeutics AG (A)	733	96,221
Denali Therapeutics, Inc. (A)	573	34,632
Exact Sciences Corp. (A)	2,681	353,409
Fate Therapeutics, Inc. (A)	420	36,704
Gilead Sciences, Inc.	21,085	1,338,265
Incyte Corp. (A)	3,920	334,690
Invitae Corp. (A)(B)	1,021	35,633
Ionis Pharmaceuticals, Inc. (A)	2,087	89,365
Mirati Therapeutics, Inc. (A)	465	77,292
Moderna, Inc. (A)	3,236	578,662
Natera, Inc. (A)	436	47,969
Neurocrine Biosciences, Inc. (A)	1,824	172,350
Novavax, Inc. (A)	708	167,746
Regeneron Pharmaceuticals, Inc. (A)	1,207	580,929
Sarepta Therapeutics, Inc. (A)	1,135	80,403
Seagen, Inc. (A)	2,583	371,332
Ultragenyx Pharmaceutical, Inc. (A)	408	45,549
Vertex Pharmaceuticals, Inc. (A)	3,374	736,207
Vir Biotechnology, Inc. (A)	648	30,936
Health care equipment and supplies – 3.3%
Abbott Laboratories	23,777	2,855,142
ABIOMED, Inc. (A)	1,021	327,465
Align Technology, Inc. (A)	1,017	605,654
Baxter International, Inc.	9,878	846,446
Becton, Dickinson and Company	4,054	1,008,676
Boston Scientific Corp. (A)	21,673	944,943
Danaher Corp.	8,441	2,143,508
Dentsply Sirona, Inc.	7,679	518,409
DexCom, Inc. (A)	1,472	568,339
Edwards Lifesciences Corp. (A)	10,871	1,038,398
Hill-Rom Holdings, Inc.	2,234	246,231
Hologic, Inc. (A)	11,740	769,557
IDEXX Laboratories, Inc. (A)	2,134	1,171,545
Insulet Corp. (A)	1,104	325,923
Intuitive Surgical, Inc. (A)	1,320	1,141,800
Masimo Corp. (A)	1,142	265,709
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	57

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Medtronic PLC	16,406	$2,147,874
Novocure, Ltd. (A)	1,271	259,411
Penumbra, Inc. (A)	423	129,434
Quidel Corp. (A)	404	42,335
ResMed, Inc.	5,064	951,880
STERIS PLC	2,948	622,087
Stryker Corp.	4,474	1,175,007
Teleflex, Inc.	1,407	594,429
The Cooper Companies, Inc.	1,684	691,939
West Pharmaceutical Services, Inc.	2,158	708,946
Zimmer Biomet Holdings, Inc.	6,948	1,230,908
Health care providers and services – 3.3%
Amedisys, Inc. (A)	659	177,831
AmerisourceBergen Corp.	5,791	699,553
Anthem, Inc.	5,391	2,045,291
Cardinal Health, Inc.	11,359	685,402
Centene Corp. (A)	14,732	909,554
Chemed Corp.	358	170,626
Cigna Corp.	7,870	1,959,709
CVS Health Corp.	21,957	1,677,515
DaVita, Inc. (A)	4,280	498,748
Encompass Health Corp.	3,324	282,075
Guardant Health, Inc. (A)	1,184	188,232
HCA Healthcare, Inc.	4,435	891,701
Henry Schein, Inc. (A)	7,129	516,853
Humana, Inc.	3,307	1,472,409
Laboratory Corp. of America Holdings (A)	5,075	1,349,290
McKesson Corp.	6,248	1,171,875
Molina Healthcare, Inc. (A)	2,437	621,679
Oak Street Health, Inc. (A)(B)	257	15,839
Quest Diagnostics, Inc.	8,441	1,113,199
UnitedHealth Group, Inc.	14,841	5,918,591
Universal Health Services, Inc., Class B	4,817	714,891
Health care technology – 0.2%
Cerner Corp.	11,717	879,361
Teladoc Health, Inc. (A)(B)	1,948	335,738
Veeva Systems, Inc., Class A (A)	2,277	643,139
Life sciences tools and services – 1.7%
10X Genomics, Inc., Class A (A)	808	159,822
Adaptive Biotechnologies Corp. (A)	1,197	49,795
Agilent Technologies, Inc.	11,622	1,553,164
Avantor, Inc. (A)	11,430	366,217
Bio-Rad Laboratories, Inc., Class A (A)	683	430,379
Bio-Techne Corp.	895	382,604
Bruker Corp.	2,641	180,961
Charles River Laboratories International, Inc. (A)	1,522	505,989
Illumina, Inc. (A)	2,504	983,671
IQVIA Holdings, Inc. (A)	6,347	1,489,577
Mettler-Toledo International, Inc. (A)	1,002	1,315,947
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Life sciences tools and services (continued)
PerkinElmer, Inc.	4,102	$531,742
PPD, Inc. (A)	1,461	67,498
PRA Health Sciences, Inc. (A)	2,147	358,313
Repligen Corp. (A)	615	130,202
Syneos Health, Inc. (A)	1,818	154,257
Thermo Fisher Scientific, Inc.	5,414	2,545,825
Waters Corp. (A)	2,433	729,584
Pharmaceuticals – 2.7%
Bristol-Myers Squibb Company	28,201	1,760,306
Catalent, Inc. (A)	5,130	576,971
Elanco Animal Health, Inc. (A)	12,562	398,341
Eli Lilly & Company	10,932	1,998,042
Horizon Therapeutics PLC (A)	4,487	424,560
Jazz Pharmaceuticals PLC (A)	2,110	346,884
Johnson & Johnson	35,840	5,832,243
Merck & Company, Inc.	35,961	2,679,095
Pfizer, Inc.	82,628	3,193,572
Royalty Pharma PLC, Class A	3,970	174,680
Viatris, Inc. (A)	28,188	374,900
Zoetis, Inc.	8,237	1,425,248
Industrials – 11.5%		81,490,471
Aerospace and defense – 1.5%
Axon Enterprise, Inc. (A)	351	53,215
General Dynamics Corp.	4,478	851,850
HEICO Corp.	1,014	142,771
HEICO Corp., Class A	1,839	232,229
Howmet Aerospace, Inc. (A)	14,829	473,935
Huntington Ingalls Industries, Inc.	1,692	359,245
L3Harris Technologies, Inc.	3,881	812,022
Lockheed Martin Corp.	3,434	1,306,843
Northrop Grumman Corp.	2,797	991,369
Raytheon Technologies Corp.	25,528	2,124,951
Teledyne Technologies, Inc. (A)	1,018	455,810
Textron, Inc.	10,361	665,591
The Boeing Company (A)	6,201	1,452,956
TransDigm Group, Inc. (A)	1,238	759,810
Virgin Galactic Holdings, Inc. (A)(B)	659	14,597
Air freight and logistics – 0.7%
C.H. Robinson Worldwide, Inc.	5,702	553,550
Expeditors International of Washington, Inc.	6,805	747,597
FedEx Corp.	4,821	1,399,585
United Parcel Service, Inc., Class B	8,462	1,725,063
XPO Logistics, Inc. (A)	3,689	513,214
Airlines – 0.1%
Alaska Air Group, Inc. (A)	278	19,221
American Airlines Group, Inc. (A)	5,231	113,617
Delta Air Lines, Inc. (A)	4,467	209,592
Southwest Airlines Company (A)	6,631	416,294
58	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Airlines (continued)
United Airlines Holdings, Inc. (A)	3,928	$213,683
Building products – 1.0%
A.O. Smith Corp.	4,434	300,404
Advanced Drainage Systems, Inc.	468	52,257
Allegion PLC	4,622	621,104
Builders FirstSource, Inc. (A)	2,090	101,720
Carrier Global Corp.	25,231	1,099,567
Fortune Brands Home & Security, Inc.	5,446	571,721
Johnson Controls International PLC	18,134	1,130,474
Lennox International, Inc.	1,235	414,145
Masco Corp.	9,279	592,743
Owens Corning	4,752	460,041
Trane Technologies PLC	8,669	1,506,932
Trex Company, Inc. (A)	2,294	247,729
Commercial services and supplies – 0.7%
Cintas Corp.	1,969	679,581
Copart, Inc. (A)	7,895	983,006
IAA, Inc. (A)	4,173	262,106
Republic Services, Inc.	11,277	1,198,745
Rollins, Inc.	7,334	273,412
Tetra Tech, Inc.	504	64,326
Waste Management, Inc.	10,625	1,465,931
Construction and engineering – 0.1%
AECOM (A)	3,888	258,280
Quanta Services, Inc.	3,682	355,828
Electrical equipment – 0.9%
AMETEK, Inc.	8,485	1,144,881
Eaton Corp. PLC	9,563	1,366,840
Emerson Electric Company	12,774	1,155,919
Generac Holdings, Inc. (A)	1,119	362,500
Hubbell, Inc.	2,050	393,621
Plug Power, Inc. (A)	2,888	82,337
Rockwell Automation, Inc.	4,975	1,314,694
Sensata Technologies Holding PLC (A)	6,271	362,088
Sunrun, Inc. (A)	2,524	123,676
Industrial conglomerates – 0.9%
3M Company	8,349	1,645,922
Carlisle Companies, Inc.	2,470	473,376
General Electric Company	97,543	1,279,764
Honeywell International, Inc.	9,964	2,222,371
Roper Technologies, Inc.	2,145	957,614
Machinery – 2.7%
AGCO Corp.	670	97,766
Caterpillar, Inc.	9,392	2,142,409
Cummins, Inc.	5,642	1,422,010
Deere & Company	5,051	1,873,163
Donaldson Company, Inc.	5,042	317,041
Dover Corp.	7,069	1,054,624
Fortive Corp.	9,389	664,929
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Graco, Inc.	5,190	$398,592
IDEX Corp.	2,682	601,304
Illinois Tool Works, Inc.	6,484	1,494,303
Ingersoll Rand, Inc. (A)	10,364	512,085
Lincoln Electric Holdings, Inc.	2,107	269,801
Nordson Corp.	1,616	341,639
Otis Worldwide Corp.	9,554	743,970
PACCAR, Inc.	15,734	1,414,172
Parker-Hannifin Corp.	5,636	1,768,633
Pentair PLC	6,054	390,544
Snap-on, Inc.	2,234	530,798
Stanley Black & Decker, Inc.	6,182	1,278,252
The Middleby Corp. (A)	595	107,885
The Toro Company	3,333	381,962
Wabtec Corp.	5,188	425,779
Woodward, Inc.	1,042	130,260
Xylem, Inc.	5,711	631,922
Professional services – 1.0%
Booz Allen Hamilton Holding Corp.	4,546	377,091
CoStar Group, Inc. (A)	939	802,310
Dun & Bradstreet Holdings, Inc. (A)	2,391	56,810
Equifax, Inc.	4,323	990,961
IHS Markit, Ltd.	9,729	1,046,646
Jacobs Engineering Group, Inc.	4,603	615,007
Leidos Holdings, Inc.	5,095	516,022
Nielsen Holdings PLC	11,705	300,233
Robert Half International, Inc.	4,786	419,301
TransUnion	6,382	667,493
Verisk Analytics, Inc.	5,359	1,008,564
Road and rail – 1.4%
AMERCO	352	210,014
CSX Corp.	15,120	1,523,340
J.B. Hunt Transport Services, Inc.	4,643	792,607
Kansas City Southern	4,155	1,214,133
Knight-Swift Transportation Holdings, Inc.	3,083	145,271
Lyft, Inc., Class A (A)	2,879	160,245
Norfolk Southern Corp.	6,775	1,891,851
Old Dominion Freight Line, Inc.	3,488	899,241
Uber Technologies, Inc. (A)	11,598	635,222
Union Pacific Corp.	11,302	2,510,061
Trading companies and distributors – 0.5%
Fastenal Company	20,672	1,080,732
United Rentals, Inc. (A)	4,076	1,304,116
W.W. Grainger, Inc.	2,075	899,596
Watsco, Inc.	1,009	295,496
Information technology – 23.2%		163,433,938
Communications equipment – 0.8%
Arista Networks, Inc. (A)	1,638	516,248
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	59

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Communications equipment (continued)
Ciena Corp. (A)	4,004	$202,082
Cisco Systems, Inc.	63,806	3,248,363
F5 Networks, Inc. (A)	2,490	465,032
Juniper Networks, Inc.	14,795	375,645
Motorola Solutions, Inc.	5,350	1,007,405
Ubiquiti, Inc.	236	67,338
Electronic equipment, instruments and components – 1.3%
Amphenol Corp., Class A	20,450	1,377,103
Arrow Electronics, Inc. (A)	4,228	482,288
CDW Corp.	5,119	912,871
Cognex Corp.	4,348	374,450
Corning, Inc.	32,923	1,455,526
Dolby Laboratories, Inc., Class A	2,030	205,984
Flex, Ltd. (A)	29,187	507,854
II-VI, Inc. (A)	1,275	85,604
IPG Photonics Corp. (A)	1,161	252,065
Keysight Technologies, Inc. (A)	6,965	1,005,398
TE Connectivity, Ltd.	8,333	1,120,539
Trimble, Inc. (A)	8,470	694,540
Zebra Technologies Corp., Class A (A)	1,792	874,030
IT services – 4.9%
Accenture PLC, Class A	9,379	2,719,629
Affirm Holdings, Inc. (A)	185	13,043
Akamai Technologies, Inc. (A)	6,554	712,420
Amdocs, Ltd.	6,596	506,177
Automatic Data Processing, Inc.	6,418	1,200,102
Black Knight, Inc. (A)	4,138	299,674
Broadridge Financial Solutions, Inc.	4,180	663,073
Cognizant Technology Solutions Corp., Class A	15,136	1,216,934
EPAM Systems, Inc. (A)	1,438	658,245
Euronet Worldwide, Inc. (A)	1,214	174,124
Fastly, Inc., Class A (A)	1,274	81,370
Fidelity National Information Services, Inc.	8,099	1,238,337
Fiserv, Inc. (A)	6,849	822,702
FleetCor Technologies, Inc. (A)	3,086	887,904
Gartner, Inc. (A)	3,408	667,559
Genpact, Ltd.	5,779	274,676
Global Payments, Inc.	5,756	1,235,410
Globant SA (A)	294	67,379
GoDaddy, Inc., Class A (A)	3,699	321,147
IBM Corp.	15,102	2,142,672
Jack Henry & Associates, Inc.	2,761	449,574
Mastercard, Inc., Class A	11,584	4,425,783
MongoDB, Inc. (A)	707	210,304
Okta, Inc. (A)	1,864	502,721
Paychex, Inc.	11,319	1,103,489
PayPal Holdings, Inc. (A)	12,883	3,379,082
Snowflake, Inc., Class A (A)	130	30,107
Square, Inc., Class A (A)	3,059	748,904
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
The Western Union Company	16,493	$424,860
Twilio, Inc., Class A (A)	2,457	903,685
VeriSign, Inc. (A)	3,256	712,315
Visa, Inc., Class A	21,960	5,128,978
WEX, Inc. (A)	1,231	252,614
Semiconductors and semiconductor equipment – 4.9%
Advanced Micro Devices, Inc. (A)	13,480	1,100,238
Analog Devices, Inc.	9,286	1,422,244
Applied Materials, Inc.	16,348	2,169,543
Broadcom, Inc.	5,524	2,520,049
Cree, Inc. (A)	2,114	210,174
Enphase Energy, Inc. (A)	2,004	279,057
Entegris, Inc.	3,903	439,400
First Solar, Inc. (A)	2,271	173,800
Intel Corp.	67,096	3,860,033
KLA Corp.	4,812	1,517,464
Lam Research Corp.	2,987	1,853,284
Marvell Technology, Inc.	23,537	1,064,108
Maxim Integrated Products, Inc.	11,186	1,051,484
Microchip Technology, Inc.	7,982	1,199,615
Micron Technology, Inc. (A)	18,773	1,615,792
MKS Instruments, Inc.	1,323	236,963
Monolithic Power Systems, Inc.	1,007	363,910
NVIDIA Corp.	5,839	3,505,619
ON Semiconductor Corp. (A)	14,954	583,206
Qorvo, Inc. (A)	4,201	790,502
QUALCOMM, Inc.	17,806	2,471,473
Skyworks Solutions, Inc.	7,096	1,286,718
SolarEdge Technologies, Inc. (A)	959	252,735
Teradyne, Inc.	6,594	824,778
Texas Instruments, Inc.	14,361	2,592,304
Universal Display Corp.	988	221,006
Xilinx, Inc.	7,368	942,809
Software – 7.2%
Adobe, Inc. (A)	4,917	2,499,508
Anaplan, Inc. (A)	1,822	108,682
ANSYS, Inc. (A)	2,779	1,016,169
Appian Corp. (A)(B)	199	24,115
Aspen Technology, Inc. (A)	2,135	279,343
Atlassian Corp. PLC, Class A (A)	1,515	359,903
Autodesk, Inc. (A)	3,346	976,731
Avalara, Inc. (A)	1,532	217,100
Bill.com Holdings, Inc. (A)	872	134,837
Cadence Design Systems, Inc. (A)	6,472	852,815
Ceridian HCM Holding, Inc. (A)	3,008	284,196
Citrix Systems, Inc.	4,943	612,191
Cloudflare, Inc., Class A (A)	2,541	215,324
Coupa Software, Inc. (A)	1,023	275,228
Crowdstrike Holdings, Inc., Class A (A)	1,461	304,633
60	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Datadog, Inc., Class A (A)	1,867	$160,133
DocuSign, Inc. (A)	1,586	353,583
Dropbox, Inc., Class A (A)	6,769	173,963
Dynatrace, Inc. (A)	2,086	108,555
Elastic NV (A)	1,058	127,616
Fair Isaac Corp. (A)	809	421,821
Five9, Inc. (A)	664	124,812
Fortinet, Inc. (A)	3,660	747,482
Guidewire Software, Inc. (A)	2,486	262,298
HubSpot, Inc. (A)	774	407,472
Intuit, Inc.	3,810	1,570,330
Manhattan Associates, Inc. (A)	1,040	142,730
Microsoft Corp.	96,945	24,447,567
NortonLifeLock, Inc.	21,794	470,968
Nuance Communications, Inc. (A)	5,840	310,513
Oracle Corp.	34,187	2,591,033
Palo Alto Networks, Inc. (A)	1,865	659,072
Paycom Software, Inc. (A)	1,268	487,432
Paylocity Holding Corp. (A)	695	134,302
Pegasystems, Inc.	810	102,821
Proofpoint, Inc. (A)	920	158,341
PTC, Inc. (A)	2,712	355,109
Qualtrics International, Inc., Class A (A)	558	20,841
RingCentral, Inc., Class A (A)	1,244	396,774
salesforce.com, Inc. (A)	9,176	2,113,416
ServiceNow, Inc. (A)	1,820	921,593
Slack Technologies, Inc., Class A (A)	6,898	292,475
Smartsheet, Inc., Class A (A)	2,331	138,228
Splunk, Inc. (A)	3,280	414,658
SS&C Technologies Holdings, Inc.	8,195	608,233
Synopsys, Inc. (A)	4,049	1,000,346
The Trade Desk, Inc., Class A (A)	711	518,539
Tyler Technologies, Inc. (A)	1,159	492,413
Unity Software, Inc. (A)(B)	238	24,176
VMware, Inc., Class A (A)	1,343	215,995
Workday, Inc., Class A (A)	2,216	547,352
Zendesk, Inc. (A)	1,938	283,239
Zoom Video Communications, Inc., Class A (A)	996	318,292
Zscaler, Inc. (A)	1,037	194,583
Technology hardware, storage and peripherals – 4.1%
Apple, Inc.	177,030	23,272,364
Dell Technologies, Inc., Class C (A)	3,400	334,322
Hewlett Packard Enterprise Company	43,015	689,100
HP, Inc.	32,995	1,125,459
NetApp, Inc.	10,970	819,349
Seagate Technology PLC	14,310	1,328,540
Western Digital Corp. (A)	13,185	931,257
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Materials – 4.0%		$27,871,365
Chemicals – 2.3%
Air Products & Chemicals, Inc.	4,203	1,212,481
Albemarle Corp.	4,007	673,857
Celanese Corp.	5,470	856,876
CF Industries Holdings, Inc.	10,520	511,588
Corteva, Inc.	21,701	1,058,141
Dow, Inc.	14,606	912,875
DuPont de Nemours, Inc.	10,638	820,296
Eastman Chemical Company	6,951	802,076
Ecolab, Inc.	4,787	1,072,862
FMC Corp.	4,874	576,302
International Flavors & Fragrances, Inc.	5,188	737,578
Linde PLC	5,814	1,661,874
LyondellBasell Industries NV, Class A	7,976	827,430
PPG Industries, Inc.	8,650	1,481,226
RPM International, Inc.	5,063	480,175
The Mosaic Company	12,132	426,804
The Scotts Miracle-Gro Company	987	228,155
The Sherwin-Williams Company	5,414	1,482,732
Westlake Chemical Corp.	1,515	142,243
Construction materials – 0.2%
Martin Marietta Materials, Inc.	2,177	768,742
Vulcan Materials Company	4,466	796,020
Containers and packaging – 0.9%
Amcor PLC	46,062	541,229
AptarGroup, Inc.	2,262	341,132
Avery Dennison Corp.	3,059	655,146
Ball Corp.	12,739	1,192,880
Berry Global Group, Inc. (A)	5,090	323,826
Crown Holdings, Inc.	5,248	576,230
International Paper Company	19,790	1,147,820
Packaging Corp. of America	4,267	630,023
Westrock Company	9,727	542,280
Metals and mining – 0.6%
Freeport-McMoRan, Inc.	29,267	1,103,659
Newmont Corp.	17,355	1,083,126
Nucor Corp.	13,074	1,075,467
Reliance Steel & Aluminum Company	2,973	476,602
Southern Copper Corp.	2,145	148,884
Steel Dynamics, Inc.	9,272	502,728
Real estate – 3.1%		21,648,097
Equity real estate investment trusts – 2.8%
Alexandria Real Estate Equities, Inc.	2,862	518,308
American Homes 4 Rent, Class A	6,624	245,353
American Tower Corp.	5,002	1,274,360
Americold Realty Trust	3,382	136,599
AvalonBay Communities, Inc.	3,469	666,048
Boston Properties, Inc.	3,920	428,652
Camden Property Trust	2,364	284,815
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	61

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Crown Castle International Corp.	5,321	$1,005,988
CubeSmart	3,501	148,232
CyrusOne, Inc.	2,117	154,181
Digital Realty Trust, Inc.	4,892	754,885
Duke Realty Corp.	9,226	429,194
Equinix, Inc.	1,121	807,972
Equity LifeStyle Properties, Inc.	4,113	285,442
Equity Residential	7,787	578,029
Essex Property Trust, Inc.	1,658	481,682
Extra Space Storage, Inc.	3,208	476,998
Federal Realty Investment Trust	1,844	208,077
Gaming and Leisure Properties, Inc.	5,113	237,703
Healthpeak Properties, Inc.	12,087	415,068
Host Hotels & Resorts, Inc. (A)	19,004	345,113
Invitation Homes, Inc.	11,421	400,420
Iron Mountain, Inc.	7,066	283,488
Kilroy Realty Corp.	2,576	176,559
Kimco Realty Corp.	3,089	64,869
Lamar Advertising Company, Class A	2,181	216,006
Medical Properties Trust, Inc.	10,590	233,510
MGM Growth Properties LLC, Class A	2,920	105,178
Mid-America Apartment Communities, Inc.	2,781	437,535
National Retail Properties, Inc.	3,986	185,030
Omega Healthcare Investors, Inc.	5,475	208,050
Prologis, Inc.	9,364	1,091,187
Public Storage	1,966	552,761
Realty Income Corp.	7,613	526,439
Regency Centers Corp.	3,822	243,309
SBA Communications Corp.	2,117	634,507
Simon Property Group, Inc.	5,093	620,022
STORE Capital Corp.	4,234	151,535
Sun Communities, Inc.	2,313	385,878
UDR, Inc.	7,011	325,661
Ventas, Inc.	8,889	492,984
VEREIT, Inc.	5,184	248,003
VICI Properties, Inc.	10,878	344,833
Vornado Realty Trust	4,479	204,914
Welltower, Inc.	8,572	643,157
Weyerhaeuser Company	24,803	961,612
WP Carey, Inc.	3,705	277,467
Real estate management and development – 0.3%
CBRE Group, Inc., Class A (A)	15,279	1,301,771
eXp World Holdings, Inc. (A)(B)	571	19,620
Jones Lang LaSalle, Inc. (A)	2,085	391,792
Redfin Corp. (A)	527	37,301
Utilities – 3.6%		25,527,382
Electric utilities – 2.0%
Alliant Energy Corp.	8,971	503,901
American Electric Power Company, Inc.	13,196	1,170,617
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Electric utilities (continued)
Avangrid, Inc.	1,769	$90,042
Duke Energy Corp.	12,718	1,280,575
Edison International	15,252	906,731
Entergy Corp.	9,630	1,052,463
Evergy, Inc.	9,699	620,445
Eversource Energy	11,659	1,005,239
Exelon Corp.	26,217	1,178,192
FirstEnergy Corp.	17,927	679,792
NextEra Energy, Inc.	21,936	1,700,259
NRG Energy, Inc.	7,711	276,208
Pinnacle West Capital Corp.	5,243	443,820
PPL Corp.	34,848	1,015,122
The Southern Company	19,148	1,267,023
Xcel Energy, Inc.	14,463	1,031,212
Gas utilities – 0.1%
Atmos Energy Corp.	3,766	390,120
UGI Corp.	8,343	364,673
Independent power and renewable electricity producers – 0.1%
Brookfield Renewable Corp., Class A	1,679	69,645
The AES Corp.	29,733	827,172
Vistra Corp.	11,173	188,489
Multi-utilities – 1.2%
Ameren Corp.	11,340	962,086
CenterPoint Energy, Inc.	21,146	517,866
CMS Energy Corp.	10,731	690,969
Consolidated Edison, Inc.	13,903	1,076,231
Dominion Energy, Inc.	9,675	773,033
DTE Energy Company	7,880	1,103,358
NiSource, Inc.	16,998	442,288
Public Service Enterprise Group, Inc.	19,335	1,221,199
Sempra Energy	4,344	597,604
WEC Energy Group, Inc.	9,927	964,607
Water utilities – 0.2%
American Water Works Company, Inc.	5,561	867,460
Essential Utilities, Inc.	5,282	248,941

SHORT-TERM INVESTMENTS – 0.1%		$689,040
(Cost $689,044)
Short-term funds – 0.1%		689,040
John Hancock Collateral Trust, 0.0360% (C)(D)	37,519	375,359

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	313,681	313,681
Total investments (Multifactor Large Cap ETF) (Cost $547,124,983) 100.0%		$705,996,595
Other assets and liabilities, net (0.0%)		(235,114)
Total net assets 100.0%		$705,761,481

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
62	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR MATERIALS ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$27,186,877
(Cost $19,860,018)
Industrials – 1.7%		455,506
Building products – 1.7%
Owens Corning	3,609	349,387
The AZEK Company, Inc. (A)	2,198	106,119
Materials – 97.2%		26,447,530
Chemicals – 54.6%
Air Products & Chemicals, Inc.	3,210	926,021
Albemarle Corp.	3,083	518,468
Ashland Global Holdings, Inc.	2,089	180,093
Axalta Coating Systems, Ltd. (A)	9,649	307,707
Celanese Corp.	3,599	563,783
CF Industries Holdings, Inc.	8,649	420,601
Dow, Inc.	16,125	1,007,813
DuPont de Nemours, Inc.	18,335	1,413,812
Eastman Chemical Company	5,477	631,991
Ecolab, Inc.	3,750	840,450
FMC Corp.	4,012	474,379
Huntsman Corp.	7,758	222,422
International Flavors & Fragrances, Inc.	5,435	772,694
Linde PLC	5,885	1,682,168
LyondellBasell Industries NV, Class A	10,174	1,055,452
PPG Industries, Inc.	8,376	1,434,306
RPM International, Inc.	5,081	481,882
The Mosaic Company	11,698	411,536
The Scotts Miracle-Gro Company	1,268	293,111
The Sherwin-Williams Company	3,951	1,082,060
Westlake Chemical Corp.	1,370	128,629
Construction materials – 5.8%
Martin Marietta Materials, Inc.	2,216	782,514
Vulcan Materials Company	4,506	803,149
Containers and packaging – 23.1%
Amcor PLC	63,768	749,274
AptarGroup, Inc.	2,254	339,926
Ardagh Group SA	478	12,839
Avery Dennison Corp.	2,712	580,829
Ball Corp.	10,676	999,701
Berry Global Group, Inc. (A)	6,997	445,149
Crown Holdings, Inc.	4,777	524,515
International Paper Company	17,519	1,016,102
Packaging Corp. of America	3,822	564,318
MULTIFACTOR MATERIALS ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Containers and packaging (continued)
Sealed Air Corp.	5,037	$248,828
Sonoco Products Company	4,620	302,425
Westrock Company	8,975	500,356
Metals and mining – 13.7%
Cleveland-Cliffs, Inc. (A)(B)	7,992	142,737
Freeport-McMoRan, Inc.	19,519	736,061
Newmont Corp.	13,818	862,381
Nucor Corp.	9,785	804,914
Reliance Steel & Aluminum Company	2,219	355,728
Royal Gold, Inc.	1,775	198,552
Southern Copper Corp.	1,716	119,108
Steel Dynamics, Inc.	9,383	508,746
Utilities – 1.1%		283,841
Multi-utilities – 1.1%
MDU Resources Group, Inc.	8,483	283,841

SHORT-TERM INVESTMENTS – 0.2%		$56,333
(Cost $56,333)
Short-term funds – 0.2%		56,333
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	56,333	56,333
Total investments (Multifactor Materials ETF) (Cost $19,916,351) 100.2%		$27,243,210
Other assets and liabilities, net (0.2%)		(42,828)
Total net assets 100.0%		$27,200,382

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$31,247,669
(Cost $25,188,945)
Communication services – 97.2%		30,374,892
Diversified telecommunication services – 11.0%
AT&T, Inc.	35,603	1,118,290
Lumen Technologies, Inc.	66,588	854,324
Verizon Communications, Inc.	25,129	1,452,205
Entertainment – 25.4%
Activision Blizzard, Inc.	13,424	1,224,135
Electronic Arts, Inc.	8,987	1,276,873
Liberty Media Corp.-Liberty Formula One, Series A (A)	1,215	50,325
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	63

MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Entertainment (continued)
Liberty Media Corp.-Liberty Formula One, Series C (A)	6,822	$320,225
Live Nation Entertainment, Inc. (A)	3,740	306,231
Netflix, Inc. (A)	3,372	1,731,421
Spotify Technology SA (A)	1,283	323,470
Take-Two Interactive Software, Inc. (A)	2,636	462,302
The Walt Disney Company (A)	9,614	1,788,396
Warner Music Group Corp., Class A	3,655	138,744
Zynga, Inc., Class A (A)	30,066	325,314
Interactive media and services – 23.7%
Alphabet, Inc., Class A (A)	459	1,080,257
Alphabet, Inc., Class C (A)	437	1,053,222
Angi, Inc. (A)	2,475	39,625
Facebook, Inc., Class A (A)	7,054	2,293,111
InterActiveCorp (A)	3,110	788,292
Match Group, Inc. (A)	3,894	606,023
Pinterest, Inc., Class A (A)	5,195	344,792
Snap, Inc., Class A (A)	7,106	439,293
TripAdvisor, Inc. (A)	1,879	88,557
Twitter, Inc. (A)	7,455	411,665
Zillow Group, Inc., Class A (A)	481	64,141
Zillow Group, Inc., Class C (A)	1,490	193,879
Media – 33.8%
Altice USA, Inc., Class A (A)	7,074	256,857
Cable One, Inc.	194	347,260
Charter Communications, Inc., Class A (A)	1,964	1,322,656
Comcast Corp., Class A	34,472	1,935,603
Discovery, Inc., Series A (A)(B)	9,183	345,832
Discovery, Inc., Series C (A)	17,014	549,722
DISH Network Corp., Class A (A)	9,814	439,569
Fox Corp., Class A	12,868	481,521
Fox Corp., Class B	6,162	224,174
Liberty Broadband Corp., Series A (A)	912	143,795
Liberty Broadband Corp., Series C (A)	5,315	864,857
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	2,721	122,962
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	5,485	248,087
News Corp., Class A	13,388	350,699
News Corp., Class B	4,620	112,312
Nexstar Media Group, Inc., Class A	2,710	399,481
Omnicom Group, Inc.	11,748	966,390
Sirius XM Holdings, Inc. (B)	30,314	184,915
The Interpublic Group of Companies, Inc.	21,461	681,387
The New York Times Company, Class A	3,721	168,971
ViacomCBS, Inc., Class A	299	13,515
ViacomCBS, Inc., Class B	9,626	394,859
Wireless telecommunication services – 3.3%
T-Mobile US, Inc. (A)	7,904	1,044,356
MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (continued)

	Shares or Principal Amount	Value
Industrials – 2.1%		$676,118
Professional services – 2.1%
Nielsen Holdings PLC	22,583	579,254
Upwork, Inc. (A)	2,103	96,864
Information technology – 0.6%		196,659
Software – 0.6%
Dynatrace, Inc. (A)	3,779	196,659

SHORT-TERM INVESTMENTS – 0.1%		$21,616
(Cost $21,616)
Short-term funds – 0.1%		21,616
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	21,616	21,616
Total investments (Multifactor Media and Communications ETF) (Cost $25,210,561) 100.0%		$31,269,285
Other assets and liabilities, net (0.0%)		(10,318)
Total net assets 100.0%		$31,258,967

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
MULTIFACTOR MID CAP ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$2,162,057,110
(Cost $1,616,550,663)
Communication services – 3.3%		72,244,651
Diversified telecommunication services – 0.3%
Lumen Technologies, Inc.	549,650	7,051,998
Entertainment – 0.6%
Liberty Media Corp.-Liberty Formula One, Series A (A)	7,283	301,662
Liberty Media Corp.-Liberty Formula One, Series C (A)	74,629	3,503,085
Live Nation Entertainment, Inc. (A)	23,050	1,887,334
Take-Two Interactive Software, Inc. (A)	23,311	4,088,283
Warner Music Group Corp., Class A	14,904	565,756
Zynga, Inc., Class A (A)	234,156	2,533,568
Interactive media and services – 0.3%
Angi, Inc. (A)	16,056	257,057
InterActiveCorp (A)	18,461	4,679,310
TripAdvisor, Inc. (A)	10,752	506,742
ZoomInfo Technologies, Inc., Class A (A)	9,527	494,070
Media – 2.1%
Altice USA, Inc., Class A (A)	54,918	1,994,073
64	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Media (continued)
Cable One, Inc.	1,840	$3,293,600
Discovery, Inc., Series A (A)	38,014	1,431,607
Discovery, Inc., Series C (A)	84,702	2,736,722
DISH Network Corp., Class A (A)	65,263	2,923,130
Fox Corp., Class A	77,571	2,902,707
Fox Corp., Class B	35,320	1,284,942
Liberty Broadband Corp., Series A (A)	4,999	788,192
Liberty Broadband Corp., Series C (A)	40,464	6,584,302
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	24,543	1,109,098
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	36,222	1,638,321
News Corp., Class A	150,033	3,930,114
News Corp., Class B	44,797	1,089,015
Nexstar Media Group, Inc., Class A	21,123	3,113,741
Omnicom Group, Inc.	49,611	4,081,001
Sirius XM Holdings, Inc. (B)	105,401	642,946
The Interpublic Group of Companies, Inc.	156,736	4,976,368
The New York Times Company, Class A	40,870	1,855,907
Consumer discretionary – 13.9%		300,486,665
Auto components – 0.8%
Autoliv, Inc. (A)	37,366	3,761,262
BorgWarner, Inc.	91,053	4,423,355
Fox Factory Holding Corp. (A)	8,294	1,270,890
Gentex Corp.	100,310	3,528,906
Lear Corp.	27,077	4,977,836
Automobiles – 0.3%
Harley-Davidson, Inc.	71,614	3,463,969
Thor Industries, Inc.	22,721	3,217,066
Distributors – 0.7%
Genuine Parts Company	38,198	4,773,604
LKQ Corp. (A)	119,407	5,577,501
Pool Corp.	12,242	5,172,490
Diversified consumer services – 0.6%
Bright Horizons Family Solutions, Inc. (A)	16,981	2,459,358
Chegg, Inc. (A)	27,617	2,494,644
Service Corp. International	87,607	4,681,718
Terminix Global Holdings, Inc. (A)	49,716	2,530,047
Hotels, restaurants and leisure – 2.5%
Aramark	95,825	3,724,718
Boyd Gaming Corp. (A)	16,887	1,117,075
Caesars Entertainment, Inc. (A)	35,407	3,464,221
Choice Hotels International, Inc. (A)	9,031	1,027,728
Churchill Downs, Inc.	8,308	1,757,142
Darden Restaurants, Inc.	33,443	4,906,757
Domino's Pizza, Inc.	8,869	3,745,733
DraftKings, Inc., Class A (A)(B)	30,200	1,711,132
Expedia Group, Inc. (A)	22,333	3,935,745
Hyatt Hotels Corp., Class A (A)	13,839	1,139,365
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Marriott Vacations Worldwide Corp. (A)	13,751	$2,442,590
MGM Resorts International	101,101	4,116,833
Norwegian Cruise Line Holdings, Ltd. (A)	85,920	2,667,816
Penn National Gaming, Inc. (A)	25,898	2,308,030
Planet Fitness, Inc., Class A (A)	20,699	1,738,509
Royal Caribbean Cruises, Ltd. (A)	26,797	2,329,999
Texas Roadhouse, Inc. (A)	21,100	2,258,122
Vail Resorts, Inc. (A)	14,986	4,872,848
Wyndham Hotels & Resorts, Inc.	30,609	2,237,824
Wynn Resorts, Ltd. (A)	20,828	2,674,315
Household durables – 2.7%
D.R. Horton, Inc.	83,364	8,193,848
Garmin, Ltd.	34,798	4,775,678
Helen of Troy, Ltd. (A)	7,260	1,533,385
Leggett & Platt, Inc.	52,512	2,608,271
Lennar Corp., A Shares	62,069	6,430,348
Lennar Corp., B Shares	3,933	316,882
Mohawk Industries, Inc. (A)	18,195	3,739,073
Newell Brands, Inc.	133,737	3,605,550
NVR, Inc. (A)	1,080	5,419,548
PulteGroup, Inc.	106,510	6,296,871
Tempur Sealy International, Inc.	60,240	2,297,554
Toll Brothers, Inc.	50,267	3,151,741
TopBuild Corp. (A)	10,481	2,330,765
Whirlpool Corp.	34,502	8,157,998
Internet and direct marketing retail – 0.4%
Etsy, Inc. (A)	26,068	5,182,058
GrubHub, Inc. (A)	29,486	2,006,227
Stitch Fix, Inc., Class A (A)	7,427	321,738
Wayfair, Inc., Class A (A)	6,252	1,847,904
Leisure products – 0.8%
Brunswick Corp.	38,446	4,118,720
Hasbro, Inc.	44,478	4,423,337
Mattel, Inc. (A)	78,165	1,677,421
Peloton Interactive, Inc., Class A (A)	17,753	1,746,008
Polaris, Inc.	22,964	3,215,649
YETI Holdings, Inc. (A)	23,384	1,997,461
Multiline retail – 0.5%
Dollar Tree, Inc. (A)	61,981	7,121,617
Kohl's Corp.	42,051	2,466,712
Ollie's Bargain Outlet Holdings, Inc. (A)	12,010	1,108,163
Specialty retail – 3.4%
Advance Auto Parts, Inc.	29,379	5,880,501
AutoNation, Inc. (A)	34,338	3,518,958
AutoZone, Inc. (A)	2,927	4,285,479
Best Buy Company, Inc.	68,274	7,938,218
Burlington Stores, Inc. (A)	10,690	3,488,468
CarMax, Inc. (A)	49,042	6,534,356
Dick's Sporting Goods, Inc.	29,976	2,475,418
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	65

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Five Below, Inc. (A)	16,952	$3,411,929
Floor & Decor Holdings, Inc., Class A (A)	31,903	3,538,681
GameStop Corp., Class A (A)	6,299	1,093,443
L Brands, Inc. (A)	51,110	3,368,149
Lithia Motors, Inc., Class A	10,358	3,981,408
RH (A)	4,791	3,296,304
The Gap, Inc.	88,990	2,945,569
Tractor Supply Company	34,257	6,460,870
Ulta Beauty, Inc. (A)	13,704	4,513,412
Williams-Sonoma, Inc.	35,044	5,983,763
Textiles, apparel and luxury goods – 1.2%
Capri Holdings, Ltd. (A)	46,547	2,563,809
Columbia Sportswear Company	12,598	1,373,308
Deckers Outdoor Corp. (A)	10,998	3,719,524
Hanesbrands, Inc.	151,932	3,199,688
Levi Strauss & Company, Class A	19,786	571,024
PVH Corp. (A)	24,988	2,828,142
Ralph Lauren Corp. (A)	15,992	2,131,574
Skechers U.S.A., Inc., Class A (A)	51,228	2,484,046
Tapestry, Inc. (A)	82,085	3,927,767
Under Armour, Inc., Class A (A)	53,162	1,292,368
Under Armour, Inc., Class C (A)	54,285	1,080,814
Consumer staples – 3.3%		71,785,001
Beverages – 0.2%
Molson Coors Beverage Company, Class B (A)	34,919	1,918,799
The Boston Beer Company, Inc., Class A (A)	2,362	2,873,349
Food and staples retailing – 0.7%
Albertsons Companies, Inc., Class A (B)	33,661	625,085
BJ's Wholesale Club Holdings, Inc. (A)	30,517	1,363,194
Casey's General Stores, Inc.	14,406	3,200,869
Performance Food Group Company (A)	42,577	2,499,270
The Kroger Company	110,544	4,039,278
U.S. Foods Holding Corp. (A)	83,273	3,452,499
Food products – 1.9%
Beyond Meat, Inc. (A)(B)	7,937	1,045,144
Bunge, Ltd.	55,608	4,694,427
Campbell Soup Company	42,508	2,029,757
Conagra Brands, Inc.	106,131	3,936,399
Darling Ingredients, Inc. (A)	59,776	4,151,443
Freshpet, Inc. (A)	6,897	1,274,704
Hormel Foods Corp.	35,289	1,630,352
Ingredion, Inc.	28,114	2,626,129
Lamb Weston Holdings, Inc.	45,726	3,680,943
McCormick & Company, Inc.	47,430	4,285,775
Pilgrim's Pride Corp. (A)	20,256	485,334
Post Holdings, Inc. (A)	26,750	3,043,615
The J.M. Smucker Company	25,624	3,356,488
Tyson Foods, Inc., Class A	47,223	3,657,421
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Household products – 0.4%
Church & Dwight Company, Inc.	50,448	$4,325,412
Reynolds Consumer Products, Inc.	13,910	407,841
The Clorox Company	26,700	4,872,750
Personal products – 0.1%
Coty, Inc., Class A (A)	65,033	650,980
Herbalife Nutrition, Ltd. (A)	36,219	1,657,744
Energy – 2.4%		50,805,058
Energy equipment and services – 0.3%
Baker Hughes Company	104,702	2,102,416
Halliburton Company	140,907	2,756,141
NOV, Inc. (A)	106,462	1,591,607
Oil, gas and consumable fuels – 2.1%
APA Corp.	88,974	1,779,480
Cabot Oil & Gas Corp.	103,560	1,726,345
Cheniere Energy, Inc. (A)	41,489	3,216,227
Cimarex Energy Company	15,058	996,840
Continental Resources, Inc.	23,528	640,903
Devon Energy Corp.	78,864	1,843,840
Diamondback Energy, Inc.	48,956	4,001,174
Hess Corp.	51,584	3,843,524
HollyFrontier Corp.	62,808	2,198,280
Marathon Oil Corp.	273,450	3,079,047
New Fortress Energy, Inc.	10,349	440,039
Occidental Petroleum Corp.	192,690	4,886,618
ONEOK, Inc.	83,523	4,371,594
Ovintiv, Inc.	96,219	2,302,521
Pioneer Natural Resources Company	26,620	4,094,955
Targa Resources Corp.	69,849	2,423,062
Texas Pacific Land Corp.	1,630	2,510,445
Financials – 13.5%		290,827,256
Banks – 4.2%
BOK Financial Corp.	9,864	867,440
Citizens Financial Group, Inc.	123,646	5,722,337
Comerica, Inc.	44,915	3,375,811
Commerce Bancshares, Inc.	40,937	3,185,308
Cullen/Frost Bankers, Inc.	19,725	2,368,184
East West Bancorp, Inc.	57,920	4,410,608
Fifth Third Bancorp	203,715	8,258,606
First Citizens BancShares, Inc., Class A	1,415	1,227,456
First Financial Bankshares, Inc.	39,268	1,927,273
First Horizon Corp.	185,980	3,401,574
First Republic Bank	36,619	6,710,066
Huntington Bancshares, Inc.	281,370	4,310,588
KeyCorp	258,632	5,627,832
M&T Bank Corp.	26,290	4,145,670
People's United Financial, Inc.	154,790	2,806,343
Pinnacle Financial Partners, Inc.	12,915	1,131,871
Prosperity Bancshares, Inc.	31,706	2,325,952
66	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
Regions Financial Corp.	278,792	$6,077,666
Signature Bank	20,448	5,142,876
SVB Financial Group (A)	13,308	7,609,914
Synovus Financial Corp.	34,453	1,614,468
TCF Financial Corp.	56,398	2,567,237
Western Alliance Bancorp	19,575	2,056,745
Zions Bancorp NA	69,631	3,885,410
Capital markets – 3.4%
Affiliated Managers Group, Inc.	9,952	1,603,964
Ameriprise Financial, Inc.	31,200	8,062,080
Apollo Global Management, Inc.	23,423	1,296,932
Ares Management Corp., Class A	24,756	1,300,185
Cboe Global Markets, Inc.	32,515	3,393,591
FactSet Research Systems, Inc.	10,950	3,681,609
Franklin Resources, Inc.	87,334	2,620,020
Interactive Brokers Group, Inc., Class A	17,706	1,266,333
Invesco, Ltd.	129,339	3,492,153
LPL Financial Holdings, Inc.	25,558	4,004,939
MarketAxess Holdings, Inc.	10,457	5,107,826
Morningstar, Inc.	7,158	1,896,942
MSCI, Inc.	16,586	8,056,981
Nasdaq, Inc.	30,891	4,990,132
Northern Trust Corp.	46,884	5,335,399
Raymond James Financial, Inc.	34,618	4,527,342
SEI Investments Company	48,260	2,965,094
State Street Corp.	56,698	4,759,797
Stifel Financial Corp.	28,313	1,958,976
T. Rowe Price Group, Inc.	15,614	2,798,029
Tradeweb Markets, Inc., Class A	10,468	850,839
Consumer finance – 0.9%
Ally Financial, Inc.	163,691	8,421,902
Credit Acceptance Corp. (A)(B)	3,742	1,477,304
OneMain Holdings, Inc.	35,708	2,030,714
Santander Consumer USA Holdings, Inc.	40,787	1,384,311
Synchrony Financial	132,593	5,799,618
Diversified financial services – 0.6%
Equitable Holdings, Inc.	132,122	4,522,536
Jefferies Financial Group, Inc.	88,939	2,891,407
Voya Financial, Inc.	60,098	4,075,846
Insurance – 4.3%
Alleghany Corp. (A)	4,220	2,865,253
American Financial Group, Inc.	27,285	3,352,235
Arch Capital Group, Ltd. (A)	82,338	3,269,642
Arthur J. Gallagher & Company	45,154	6,545,072
Assurant, Inc.	22,494	3,500,066
Athene Holding, Ltd., Class A (A)	64,046	3,821,625
Brown & Brown, Inc.	72,627	3,862,304
Cincinnati Financial Corp.	35,457	3,995,295
CNA Financial Corp.	8,302	389,613
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Erie Indemnity Company, Class A	7,910	$1,692,898
Everest Re Group, Ltd.	12,219	3,384,052
Fidelity National Financial, Inc.	100,461	4,583,031
First American Financial Corp.	48,288	3,114,576
Globe Life, Inc.	37,909	3,885,293
Lemonade, Inc. (A)(B)	5,418	489,787
Lincoln National Corp.	57,615	3,694,850
Loews Corp.	69,113	3,853,050
Markel Corp. (A)	2,960	3,482,203
Old Republic International Corp.	107,565	2,648,250
Primerica, Inc.	15,167	2,423,232
Principal Financial Group, Inc.	73,279	4,680,330
Reinsurance Group of America, Inc.	28,688	3,744,645
RenaissanceRe Holdings, Ltd.	15,767	2,661,627
The Hartford Financial Services Group, Inc.	110,273	7,273,607
W.R. Berkley Corp.	43,616	3,477,068
Willis Towers Watson PLC	24,900	6,445,614
Thrifts and mortgage finance – 0.1%
New York Community Bancorp, Inc.	172,278	2,060,445
TFS Financial Corp.	15,417	301,557
Health care – 13.4%		290,299,895
Biotechnology – 2.2%
ACADIA Pharmaceuticals, Inc. (A)	24,466	503,021
Acceleron Pharma, Inc. (A)	13,679	1,709,465
Allakos, Inc. (A)	6,698	730,886
Alnylam Pharmaceuticals, Inc. (A)	21,978	3,090,986
Arrowhead Pharmaceuticals, Inc. (A)	17,580	1,279,121
BioMarin Pharmaceutical, Inc. (A)	34,668	2,701,331
Blueprint Medicines Corp. (A)	9,378	903,289
Bridgebio Pharma, Inc. (A)	12,547	701,628
CRISPR Therapeutics AG (A)	14,766	1,938,333
Denali Therapeutics, Inc. (A)	13,560	819,566
Exact Sciences Corp. (A)	28,411	3,745,138
Exelixis, Inc. (A)	135,370	3,332,809
Fate Therapeutics, Inc. (A)	9,774	854,150
Halozyme Therapeutics, Inc. (A)	26,775	1,337,411
Incyte Corp. (A)	25,255	2,156,272
Invitae Corp. (A)(B)	29,405	1,026,235
Ionis Pharmaceuticals, Inc. (A)	40,589	1,738,021
Iovance Biotherapeutics, Inc. (A)	26,275	826,086
Kodiak Sciences, Inc. (A)	3,709	448,196
Mirati Therapeutics, Inc. (A)	7,362	1,223,712
Natera, Inc. (A)	12,746	1,402,315
Neurocrine Biosciences, Inc. (A)	28,574	2,699,957
Novavax, Inc. (A)	7,631	1,808,013
Sarepta Therapeutics, Inc. (A)	11,285	799,429
Seagen, Inc. (A)	15,911	2,287,365
TG Therapeutics, Inc. (A)	14,992	670,292
Twist Bioscience Corp. (A)	6,129	822,451
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	67

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Ultragenyx Pharmaceutical, Inc. (A)	13,744	$1,534,380
United Therapeutics Corp. (A)	18,688	3,766,753
Vir Biotechnology, Inc. (A)	12,249	584,767
Health care equipment and supplies – 3.2%
ABIOMED, Inc. (A)	9,184	2,945,584
Dentsply Sirona, Inc.	82,344	5,559,043
Envista Holdings Corp. (A)	42,977	1,860,045
Globus Medical, Inc., Class A (A)	30,396	2,181,521
Haemonetics Corp. (A)	18,853	1,268,053
Hill-Rom Holdings, Inc.	35,827	3,948,852
Hologic, Inc. (A)	85,975	5,635,661
Insulet Corp. (A)	11,114	3,281,075
Integra LifeSciences Holdings Corp. (A)	23,404	1,733,768
Masimo Corp. (A)	16,504	3,839,986
Nevro Corp. (A)	4,989	862,149
Novocure, Ltd. (A)	16,476	3,362,752
Penumbra, Inc. (A)	8,286	2,535,433
Quidel Corp. (A)	15,422	1,616,071
ResMed, Inc.	34,607	6,505,078
STERIS PLC	26,082	5,503,824
Tandem Diabetes Care, Inc. (A)	12,080	1,110,152
Teleflex, Inc.	12,005	5,071,872
The Cooper Companies, Inc.	13,469	5,534,277
West Pharmaceutical Services, Inc.	18,375	6,036,555
Health care providers and services – 3.0%
1Life Healthcare, Inc. (A)	16,067	699,075
Amedisys, Inc. (A)	10,916	2,945,683
AmerisourceBergen Corp.	33,576	4,055,981
Cardinal Health, Inc.	84,613	5,105,548
Chemed Corp.	5,896	2,810,093
DaVita, Inc. (A)	41,045	4,782,974
Encompass Health Corp.	50,095	4,251,062
Guardant Health, Inc. (A)	13,304	2,115,070
HealthEquity, Inc. (A)	29,540	2,244,154
Henry Schein, Inc. (A)	63,526	4,605,635
Laboratory Corp. of America Holdings (A)	30,710	8,164,868
LHC Group, Inc. (A)	8,408	1,751,134
Molina Healthcare, Inc. (A)	29,718	7,581,062
Oak Street Health, Inc. (A)(B)	3,428	211,268
Quest Diagnostics, Inc.	47,438	6,256,123
R1 RCM, Inc. (A)	56,758	1,548,358
Universal Health Services, Inc., Class B	37,686	5,592,979
Health care technology – 0.6%
Cerner Corp.	85,743	6,435,012
Change Healthcare, Inc. (A)	90,700	2,081,565
Inspire Medical Systems, Inc. (A)	3,307	783,164
Schrodinger, Inc. (A)	8,643	658,942
Teladoc Health, Inc. (A)(B)	15,561	2,681,938
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Life sciences tools and services – 3.2%
10X Genomics, Inc., Class A (A)	7,667	$1,516,533
Adaptive Biotechnologies Corp. (A)	21,629	899,766
Agilent Technologies, Inc.	52,890	7,068,220
Avantor, Inc. (A)	106,410	3,409,376
Bio-Rad Laboratories, Inc., Class A (A)	6,824	4,300,007
Bio-Techne Corp.	11,095	4,743,002
Bruker Corp.	44,260	3,032,695
Charles River Laboratories International, Inc. (A)	17,834	5,928,913
IQVIA Holdings, Inc. (A)	24,172	5,672,927
Medpace Holdings, Inc. (A)	10,327	1,752,285
Mettler-Toledo International, Inc. (A)	6,253	8,212,190
NeoGenomics, Inc. (A)	30,304	1,484,593
Pacific Biosciences of California, Inc. (A)	23,104	689,654
PerkinElmer, Inc.	38,109	4,940,070
PPD, Inc. (A)	22,860	1,056,132
PRA Health Sciences, Inc. (A)	28,870	4,818,114
Repligen Corp. (A)	14,014	2,966,904
Sotera Health Company (A)	9,440	243,174
Syneos Health, Inc. (A)	35,869	3,043,485
Waters Corp. (A)	13,985	4,193,682
Pharmaceuticals – 1.2%
Atea Pharmaceuticals, Inc. (A)	1,651	40,796
Catalent, Inc. (A)	57,026	6,413,714
Elanco Animal Health, Inc. (A)	104,693	3,319,815
Horizon Therapeutics PLC (A)	67,603	6,396,596
Jazz Pharmaceuticals PLC (A)	27,165	4,465,926
Perrigo Company PLC	47,806	1,990,164
Viatris, Inc. (A)	188,447	2,506,345
Industrials – 15.6%		337,721,175
Aerospace and defense – 1.1%
Axon Enterprise, Inc. (A)	11,252	1,705,916
BWX Technologies, Inc.	30,686	2,053,507
HEICO Corp.	8,131	1,144,845
HEICO Corp., Class A	13,262	1,674,725
Howmet Aerospace, Inc. (A)	116,719	3,730,339
Huntington Ingalls Industries, Inc.	15,326	3,254,016
Teledyne Technologies, Inc. (A)	10,226	4,578,692
Textron, Inc.	81,308	5,223,226
Virgin Galactic Holdings, Inc. (A)(B)	22,071	488,873
Air freight and logistics – 0.7%
C.H. Robinson Worldwide, Inc.	44,685	4,338,020
Expeditors International of Washington, Inc.	48,753	5,356,005
XPO Logistics, Inc. (A)	40,964	5,698,912
Airlines – 0.2%
Alaska Air Group, Inc. (A)	14,998	1,036,962
American Airlines Group, Inc. (A)	37,682	818,453
JetBlue Airways Corp. (A)	17,801	362,428
United Airlines Holdings, Inc. (A)	22,747	1,237,437
68	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Building products – 1.6%
A.O. Smith Corp.	46,986	$3,183,302
Advanced Drainage Systems, Inc.	10,654	1,189,626
Allegion PLC	33,191	4,460,207
Builders FirstSource, Inc. (A)	45,743	2,226,312
Fortune Brands Home & Security, Inc.	60,719	6,374,281
Lennox International, Inc.	9,339	3,131,740
Masco Corp.	74,064	4,731,208
Owens Corning	45,987	4,452,001
The AZEK Company, Inc. (A)	11,800	569,704
Trex Company, Inc. (A)	33,027	3,566,586
Commercial services and supplies – 1.1%
ADT, Inc.	72,003	662,428
Copart, Inc. (A)	51,852	6,456,093
IAA, Inc. (A)	41,301	2,594,116
MSA Safety, Inc.	10,374	1,667,724
Republic Services, Inc.	61,752	6,564,238
Rollins, Inc.	55,539	2,070,494
Stericycle, Inc. (A)	28,320	2,160,250
Tetra Tech, Inc.	14,395	1,837,234
Construction and engineering – 0.7%
AECOM (A)	50,407	3,348,537
EMCOR Group, Inc.	20,760	2,487,048
MasTec, Inc. (A)	16,017	1,671,534
Quanta Services, Inc.	65,229	6,303,731
WillScot Mobile Mini Holdings Corp. (A)	40,302	1,179,640
Electrical equipment – 1.5%
AMETEK, Inc.	57,540	7,763,872
Generac Holdings, Inc. (A)	14,843	4,808,390
Hubbell, Inc.	25,515	4,899,135
Plug Power, Inc. (A)	58,996	1,681,976
Rockwell Automation, Inc.	29,405	7,770,565
Sensata Technologies Holding PLC (A)	80,651	4,656,789
Sunrun, Inc. (A)	43,178	2,115,722
Industrial conglomerates – 0.2%
Carlisle Companies, Inc.	23,375	4,479,819
Machinery – 4.2%
AGCO Corp.	29,725	4,337,472
Donaldson Company, Inc.	52,551	3,304,407
Dover Corp.	44,279	6,605,984
Fortive Corp.	39,202	2,776,286
Graco, Inc.	54,423	4,179,686
IDEX Corp.	17,543	3,933,141
Ingersoll Rand, Inc. (A)	71,532	3,534,396
ITT, Inc.	32,787	3,092,142
Lincoln Electric Holdings, Inc.	22,214	2,844,503
Nikola Corp. (A)(B)	32,286	373,549
Nordson Corp.	18,244	3,856,964
Oshkosh Corp.	30,236	3,762,265
Parker-Hannifin Corp.	32,345	10,150,184
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Pentair PLC	57,883	$3,734,032
Snap-on, Inc.	22,005	5,228,388
Stanley Black & Decker, Inc.	36,391	7,524,567
The Middleby Corp. (A)	21,768	3,946,974
The Timken Company	21,401	1,794,902
The Toro Company	36,026	4,128,580
Wabtec Corp.	50,292	4,127,464
Woodward, Inc.	20,099	2,512,576
Xylem, Inc.	39,134	4,330,177
Professional services – 1.9%
Booz Allen Hamilton Holding Corp.	39,435	3,271,133
CACI International, Inc., Class A (A)	8,287	2,112,025
CoreLogic, Inc.	26,747	2,131,736
Dun & Bradstreet Holdings, Inc. (A)	40,412	960,189
Equifax, Inc.	22,666	5,195,727
Jacobs Engineering Group, Inc.	34,824	4,652,835
Leidos Holdings, Inc.	38,915	3,941,311
Nielsen Holdings PLC	154,900	3,973,185
Robert Half International, Inc.	48,540	4,252,589
TransUnion	36,746	3,843,264
TriNet Group, Inc. (A)	14,132	1,112,330
Upwork, Inc. (A)	12,057	555,345
Verisk Analytics, Inc.	30,620	5,762,684
Road and rail – 1.2%
AMERCO	3,888	2,319,697
J.B. Hunt Transport Services, Inc.	24,334	4,154,057
Kansas City Southern	25,506	7,453,108
Knight-Swift Transportation Holdings, Inc.	46,134	2,173,834
Landstar System, Inc.	13,506	2,326,814
Lyft, Inc., Class A (A)	23,510	1,308,567
Old Dominion Freight Line, Inc.	24,645	6,353,727
Trading companies and distributors – 1.2%
Fastenal Company	129,888	6,790,545
SiteOne Landscape Supply, Inc. (A)	13,053	2,341,447
United Rentals, Inc. (A)	26,263	8,402,847
W.W. Grainger, Inc.	13,099	5,678,940
Watsco, Inc.	9,588	2,807,942
Information technology – 18.8%		406,140,756
Communications equipment – 1.2%
Arista Networks, Inc. (A)	14,965	4,716,519
Ciena Corp. (A)	75,140	3,792,316
F5 Networks, Inc. (A)	26,850	5,014,506
Juniper Networks, Inc.	130,984	3,325,684
Lumentum Holdings, Inc. (A)	31,796	2,704,250
Motorola Solutions, Inc.	31,556	5,941,995
Ubiquiti, Inc.	1,479	422,003
Electronic equipment, instruments and components – 3.2%
Arrow Electronics, Inc. (A)	39,639	4,521,621
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	69

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
CDW Corp.	39,826	$7,102,171
Cognex Corp.	45,543	3,922,163
Coherent, Inc. (A)	5,734	1,490,783
Corning, Inc.	112,843	4,988,789
Dolby Laboratories, Inc., Class A	28,355	2,877,182
Flex, Ltd. (A)	276,783	4,816,024
FLIR Systems, Inc.	57,336	3,438,440
II-VI, Inc. (A)	45,361	3,045,538
IPG Photonics Corp. (A)	12,693	2,755,777
Jabil, Inc.	85,998	4,508,015
Keysight Technologies, Inc. (A)	50,628	7,308,152
Littelfuse, Inc.	10,215	2,709,427
National Instruments Corp.	55,032	2,278,875
Trimble, Inc. (A)	74,945	6,145,490
Zebra Technologies Corp., Class A (A)	14,559	7,101,007
IT services – 3.4%
Affirm Holdings, Inc. (A)	1,892	133,386
Akamai Technologies, Inc. (A)	55,614	6,045,242
Amdocs, Ltd.	61,556	4,723,807
Black Knight, Inc. (A)	36,900	2,672,298
Broadridge Financial Solutions, Inc.	32,268	5,118,673
Concentrix Corp. (A)	23,695	3,681,729
DXC Technology Company (A)	79,346	2,611,277
EPAM Systems, Inc. (A)	15,523	7,105,653
Euronet Worldwide, Inc. (A)	16,341	2,343,790
Fastly, Inc., Class A (A)	21,504	1,373,460
FleetCor Technologies, Inc. (A)	17,592	5,061,570
Gartner, Inc. (A)	21,803	4,270,772
Genpact, Ltd.	72,672	3,454,100
Globant SA (A)	4,744	1,087,230
GoDaddy, Inc., Class A (A)	40,378	3,505,618
Jack Henry & Associates, Inc.	19,328	3,147,178
MongoDB, Inc. (A)	6,970	2,073,296
Okta, Inc. (A)	11,725	3,162,233
Shift4 Payments, Inc., Class A (A)	4,684	463,201
The Western Union Company	130,063	3,350,423
VeriSign, Inc. (A)	19,370	4,237,575
WEX, Inc. (A)	14,707	3,018,023
Semiconductors and semiconductor equipment – 4.0%
Amkor Technology, Inc.	27,220	550,388
Brooks Automation, Inc.	20,400	2,067,132
Cree, Inc. (A)	39,235	3,900,744
Enphase Energy, Inc. (A)	27,228	3,791,499
Entegris, Inc.	52,481	5,908,311
First Solar, Inc. (A)	38,934	2,979,619
Lattice Semiconductor Corp. (A)	28,396	1,428,603
Marvell Technology, Inc.	203,167	9,185,183
Maxim Integrated Products, Inc.	76,210	7,163,740
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
MKS Instruments, Inc.	24,522	$4,392,135
Monolithic Power Systems, Inc.	11,210	4,051,070
ON Semiconductor Corp. (A)	156,852	6,117,228
Qorvo, Inc. (A)	43,188	8,126,686
Silicon Laboratories, Inc. (A)	14,178	1,998,389
Skyworks Solutions, Inc.	49,583	8,990,885
SolarEdge Technologies, Inc. (A)	14,285	3,764,669
SunPower Corp. (A)	14,639	376,076
Teradyne, Inc.	63,947	7,998,491
Universal Display Corp.	15,449	3,455,787
Software – 5.9%
Alteryx, Inc., Class A (A)	11,649	952,306
Anaplan, Inc. (A)	22,116	1,319,219
ANSYS, Inc. (A)	22,718	8,307,064
Appfolio, Inc., Class A (A)	3,583	518,209
Appian Corp. (A)(B)	6,576	796,880
Aspen Technology, Inc. (A)	25,792	3,374,625
Avalara, Inc. (A)	20,397	2,890,459
Bill.com Holdings, Inc. (A)	15,670	2,423,052
Blackline, Inc. (A)	11,832	1,373,222
CDK Global, Inc.	42,549	2,280,201
Ceridian HCM Holding, Inc. (A)	38,709	3,657,226
Citrix Systems, Inc.	27,779	3,440,429
Cloudflare, Inc., Class A (A)	25,768	2,183,580
Coupa Software, Inc. (A)	9,816	2,640,897
Digital Turbine, Inc. (A)	18,181	1,371,393
Dropbox, Inc., Class A (A)	109,920	2,824,944
Duck Creek Technologies, Inc. (A)	5,735	238,461
Dynatrace, Inc. (A)	23,020	1,197,961
Elastic NV (A)	12,681	1,529,582
Everbridge, Inc. (A)	5,143	682,528
Fair Isaac Corp. (A)	8,897	4,638,985
Five9, Inc. (A)	13,393	2,517,482
Fortinet, Inc. (A)	31,475	6,428,139
Guidewire Software, Inc. (A)	28,638	3,021,595
HubSpot, Inc. (A)	7,921	4,170,010
Manhattan Associates, Inc. (A)	19,929	2,735,056
McAfee Corp., Class A	3,334	80,950
Medallia, Inc. (A)	18,633	549,487
MicroStrategy, Inc., Class A (A)	1,603	1,053,427
NCino, Inc. (A)	8,955	585,567
NortonLifeLock, Inc.	125,071	2,702,784
Nuance Communications, Inc. (A)	103,199	5,487,091
Nutanix, Inc., Class A (A)	32,341	874,501
Palo Alto Networks, Inc. (A)	12,284	4,341,043
Paycom Software, Inc. (A)	11,532	4,433,016
Paylocity Holding Corp. (A)	12,402	2,396,562
Pegasystems, Inc.	8,600	1,091,684
Proofpoint, Inc. (A)	13,444	2,313,847
70	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
PTC, Inc. (A)	33,448	$4,379,681
Q2 Holdings, Inc. (A)	12,311	1,280,590
Qualtrics International, Inc., Class A (A)	8,553	319,455
RingCentral, Inc., Class A (A)	9,763	3,113,909
Slack Technologies, Inc., Class A (A)	56,179	2,381,990
Smartsheet, Inc., Class A (A)	24,171	1,433,340
Splunk, Inc. (A)	16,060	2,030,305
SS&C Technologies Holdings, Inc.	68,918	5,115,094
The Trade Desk, Inc., Class A (A)	6,487	4,731,034
Tyler Technologies, Inc. (A)	10,634	4,517,961
Varonis Systems, Inc. (A)	12,429	658,116
Zendesk, Inc. (A)	18,834	2,752,589
Zscaler, Inc. (A)	10,174	1,909,049
Technology hardware, storage and peripherals – 1.1%
Hewlett Packard Enterprise Company	295,863	4,739,725
NetApp, Inc.	71,502	5,340,484
Pure Storage, Inc., Class A (A)	61,904	1,251,699
Seagate Technology PLC	72,792	6,758,009
Western Digital Corp. (A)	87,645	6,190,366
Materials – 6.2%		134,902,506
Chemicals – 2.4%
Albemarle Corp.	24,817	4,173,475
Axalta Coating Systems, Ltd. (A)	81,416	2,596,356
Celanese Corp.	31,152	4,879,961
CF Industries Holdings, Inc.	86,443	4,203,723
Corteva, Inc.	101,921	4,969,668
Eastman Chemical Company	42,137	4,862,188
FMC Corp.	39,770	4,702,405
Huntsman Corp.	89,777	2,573,907
International Flavors & Fragrances, Inc.	18,520	2,632,988
LyondellBasell Industries NV, Class A	48,381	5,019,045
RPM International, Inc.	48,467	4,596,610
The Mosaic Company	107,716	3,789,449
The Scotts Miracle-Gro Company	12,481	2,885,108
Westlake Chemical Corp.	13,085	1,228,551
Construction materials – 0.5%
Martin Marietta Materials, Inc.	14,367	5,073,275
Vulcan Materials Company	30,542	5,443,806
Containers and packaging – 2.4%
Amcor PLC	355,258	4,174,282
AptarGroup, Inc.	25,434	3,835,702
Ardagh Group SA	3,325	89,310
Avery Dennison Corp.	24,111	5,163,853
Ball Corp.	73,746	6,905,575
Berry Global Group, Inc. (A)	64,461	4,101,009
Crown Holdings, Inc.	44,784	4,917,283
International Paper Company	104,561	6,064,538
Packaging Corp. of America	38,725	5,717,746
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Containers and packaging (continued)
Sealed Air Corp.	57,331	$2,832,151
Sonoco Products Company	52,178	3,415,572
Westrock Company	96,047	5,354,620
Metals and mining – 0.9%
Cleveland-Cliffs, Inc. (A)(B)	50,997	910,806
Nucor Corp.	77,023	6,335,912
Reliance Steel & Aluminum Company	29,140	4,671,433
Royal Gold, Inc.	16,784	1,877,458
Steel Dynamics, Inc.	90,460	4,904,741
Real estate – 5.2%		112,827,988
Equity real estate investment trusts – 4.7%
Alexandria Real Estate Equities, Inc.	17,644	3,195,328
American Campus Communities, Inc.	32,516	1,470,048
American Homes 4 Rent, Class A	63,859	2,365,337
Americold Realty Trust	45,201	1,825,668
Apartment Income REIT Corp.	33,751	1,523,858
Boston Properties, Inc.	4,655	509,024
Brixmor Property Group, Inc.	48,864	1,091,622
Camden Property Trust	22,705	2,735,498
CoreSite Realty Corp.	9,601	1,166,425
CubeSmart	46,758	1,979,734
CyrusOne, Inc.	27,138	1,976,461
Douglas Emmett, Inc.	39,372	1,320,537
Duke Realty Corp.	76,454	3,556,640
EastGroup Properties, Inc.	8,501	1,348,769
Equity LifeStyle Properties, Inc.	35,180	2,441,492
Essex Property Trust, Inc.	9,496	2,758,778
Extra Space Storage, Inc.	24,301	3,613,316
Federal Realty Investment Trust	17,986	2,029,540
First Industrial Realty Trust, Inc.	27,948	1,390,972
Gaming and Leisure Properties, Inc.	51,485	2,393,538
Healthcare Trust of America, Inc., Class A	50,983	1,497,371
Healthpeak Properties, Inc.	74,213	2,548,474
Host Hotels & Resorts, Inc. (A)	147,626	2,680,888
Invitation Homes, Inc.	79,161	2,775,385
Iron Mountain, Inc.	67,713	2,716,646
Kilroy Realty Corp.	26,376	1,807,811
Kimco Realty Corp.	99,321	2,085,741
Lamar Advertising Company, Class A	24,579	2,434,304
Life Storage, Inc.	17,260	1,657,996
Medical Properties Trust, Inc.	129,400	2,853,270
MGM Growth Properties LLC, Class A	31,045	1,118,241
Mid-America Apartment Communities, Inc.	17,718	2,787,573
National Retail Properties, Inc.	41,046	1,905,355
Omega Healthcare Investors, Inc.	54,307	2,063,666
Realty Income Corp.	50,861	3,517,038
Regency Centers Corp.	37,650	2,396,799
Rexford Industrial Realty, Inc.	26,818	1,489,740
STORE Capital Corp.	55,038	1,969,810
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	71

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Sun Communities, Inc.	17,095	$2,851,959
UDR, Inc.	55,211	2,564,551
Ventas, Inc.	36,964	2,050,023
VEREIT, Inc.	52,479	2,510,595
VICI Properties, Inc.	75,593	2,396,298
Vornado Realty Trust	23,695	1,084,046
Weyerhaeuser Company	126,345	4,898,396
WP Carey, Inc.	24,625	1,844,166
Real estate management and development – 0.5%
CBRE Group, Inc., Class A (A)	75,890	6,465,828
eXp World Holdings, Inc. (A)(B)	13,702	470,801
Jones Lang LaSalle, Inc. (A)	18,766	3,526,319
Redfin Corp. (A)	16,478	1,166,313
Utilities – 4.4%		94,016,159
Electric utilities – 1.9%
Alliant Energy Corp.	55,907	3,140,296
Avangrid, Inc.	11,163	568,197
Edison International	57,105	3,394,892
Entergy Corp.	49,172	5,374,008
Evergy, Inc.	76,485	4,892,745
Eversource Energy	61,390	5,293,046
FirstEnergy Corp.	123,123	4,668,824
NRG Energy, Inc.	76,382	2,736,003
OGE Energy Corp.	79,351	2,663,020
Pinnacle West Capital Corp.	39,838	3,372,287
PPL Corp.	129,451	3,770,908
Gas utilities – 0.3%
Atmos Energy Corp.	27,597	2,858,773
UGI Corp.	72,998	3,190,743
Independent power and renewable electricity producers – 0.4%
Brookfield Renewable Corp., Class A	28,286	1,173,303
Clearway Energy, Inc., Class A	5,251	139,572
Clearway Energy, Inc., Class C	13,954	400,340
The AES Corp.	191,600	5,330,312
Vistra Corp.	101,199	1,707,227
Multi-utilities – 1.4%
Ameren Corp.	64,082	5,436,717
CenterPoint Energy, Inc.	195,508	4,787,991
CMS Energy Corp.	71,644	4,613,157
DTE Energy Company	40,298	5,642,526
MDU Resources Group, Inc.	84,081	2,813,350
NiSource, Inc.	101,895	2,651,308
WEC Energy Group, Inc.	52,113	5,063,820
Water utilities – 0.4%
American Water Works Company, Inc.	38,109	5,944,623
Essential Utilities, Inc.	50,672	2,388,171
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.2%		$5,087,637
(Cost $5,087,693)
Short-term funds – 0.2%		5,087,637
John Hancock Collateral Trust, 0.0360% (C)(D)	352,020	$3,521,824

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	1,565,813	1,565,813
Total investments (Multifactor Mid Cap ETF) (Cost $1,621,638,356) 100.2%		$2,167,144,747
Other assets and liabilities, net (0.2%)		(3,691,745)
Total net assets 100.0%		$2,163,453,002

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR SMALL CAP ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$426,108,578
(Cost $336,561,702)
Communication services – 1.8%		7,470,169
Diversified telecommunication services – 0.6%
Bandwidth, Inc., Class A (A)	8,535	1,128,327
Iridium Communications, Inc. (A)	32,975	1,252,720
Entertainment – 0.4%
Madison Square Garden Sports Corp. (A)	5,687	1,051,185
World Wrestling Entertainment, Inc., Class A	13,436	740,458
Interactive media and services – 0.3%
TripAdvisor, Inc. (A)	25,437	1,198,846
Media – 0.5%
Nexstar Media Group, Inc., Class A	10,919	1,609,570
TEGNA, Inc.	24,380	489,063
Consumer discretionary – 15.8%		67,489,376
Auto components – 1.0%
Adient PLC (A)	10,106	468,312
Dana, Inc.	16,270	411,631
Fox Factory Holding Corp. (A)	12,310	1,886,261
LCI Industries	2,957	433,201
The Goodyear Tire & Rubber Company (A)	24,797	426,756
Visteon Corp. (A)	3,340	406,845
Automobiles – 0.9%
Harley-Davidson, Inc.	42,456	2,053,597
Thor Industries, Inc.	12,814	1,814,334
72	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Diversified consumer services – 0.9%
frontdoor, Inc. (A)	22,905	$1,226,105
Grand Canyon Education, Inc. (A)	13,392	1,450,220
H&R Block, Inc.	21,028	468,083
Terminix Global Holdings, Inc. (A)	14,668	746,455
Hotels, restaurants and leisure – 3.5%
Boyd Gaming Corp. (A)	21,784	1,441,012
Choice Hotels International, Inc. (A)	8,281	942,378
Cracker Barrel Old Country Store, Inc.	6,153	1,030,443
International Game Technology PLC (A)	12,367	212,960
Marriott Vacations Worldwide Corp. (A)	9,519	1,690,860
Planet Fitness, Inc., Class A (A)	485	40,735
Red Rock Resorts, Inc., Class A (A)	7,344	269,011
Scientific Games Corp. (A)	9,507	556,350
SeaWorld Entertainment, Inc. (A)	5,820	318,703
Shake Shack, Inc., Class A (A)	4,484	487,635
Six Flags Entertainment Corp. (A)	8,684	407,974
Texas Roadhouse, Inc. (A)	17,155	1,835,928
The Wendy's Company	58,662	1,324,001
Travel + Leisure Company	9,738	628,393
Wingstop, Inc.	10,509	1,664,731
Wyndham Hotels & Resorts, Inc.	25,708	1,879,512
Household durables – 2.6%
Helen of Troy, Ltd. (A)	6,232	1,316,261
iRobot Corp. (A)	3,286	357,517
KB Home	23,826	1,149,128
Leggett & Platt, Inc.	33,113	1,644,723
MDC Holdings, Inc.	6,455	378,650
Sonos, Inc. (A)	14,142	566,104
Taylor Morrison Home Corp. (A)	34,977	1,091,632
Tempur Sealy International, Inc.	48,416	1,846,586
Toll Brothers, Inc.	13,216	828,643
TopBuild Corp. (A)	8,888	1,976,513
Internet and direct marketing retail – 0.9%
GrubHub, Inc. (A)	11,454	779,330
Magnite, Inc. (A)	15,675	627,784
Qurate Retail, Inc., Series A	119,587	1,423,085
Stamps.com, Inc. (A)	5,842	1,199,772
Leisure products – 1.4%
Brunswick Corp.	19,858	2,127,388
Mattel, Inc. (A)	91,283	1,958,933
YETI Holdings, Inc. (A)	24,091	2,057,853
Multiline retail – 0.4%
Macy's, Inc. (A)	36,252	601,058
Nordstrom, Inc. (A)	13,215	484,726
Ollie's Bargain Outlet Holdings, Inc. (A)	6,433	593,573
Specialty retail – 2.4%
American Eagle Outfitters, Inc.	15,697	542,645
AutoNation, Inc. (A)	17,869	1,831,215
Dick's Sporting Goods, Inc.	17,067	1,409,393
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Foot Locker, Inc.	27,887	$1,644,775
Leslie's, Inc. (A)	5,761	163,728
Murphy USA, Inc.	8,124	1,132,486
National Vision Holdings, Inc. (A)	22,419	1,130,142
Penske Automotive Group, Inc.	8,969	786,492
Rent-A-Center, Inc.	7,437	427,999
Sleep Number Corp. (A)	2,955	330,635
Vroom, Inc. (A)	15,953	738,145
Textiles, apparel and luxury goods – 1.8%
Carter's, Inc.	11,558	1,257,395
Crocs, Inc. (A)	7,449	745,794
Hanesbrands, Inc.	88,450	1,862,757
PVH Corp. (A)	18,224	2,062,592
Skechers U.S.A., Inc., Class A (A)	39,008	1,891,498
Consumer staples – 3.1%		13,069,294
Beverages – 0.1%
Celsius Holdings, Inc. (A)	3,624	207,655
National Beverage Corp.	6,512	316,418
Food and staples retailing – 0.9%
BJ's Wholesale Club Holdings, Inc. (A)	16,500	737,055
Grocery Outlet Holding Corp. (A)	25,888	1,045,616
Performance Food Group Company (A)	34,351	2,016,404
Food products – 1.8%
Flowers Foods, Inc.	42,305	1,013,628
Freshpet, Inc. (A)	12,897	2,383,624
Ingredion, Inc.	7,589	708,888
Lancaster Colony Corp.	5,568	1,028,465
Pilgrim's Pride Corp. (A)	4,904	117,500
Post Holdings, Inc. (A)	6,517	741,504
Sanderson Farms, Inc.	2,218	364,928
Seaboard Corp.	75	268,349
The Hain Celestial Group, Inc. (A)	22,527	923,832
Household products – 0.1%
WD-40 Company	1,516	377,090
Personal products – 0.2%
Coty, Inc., Class A (A)	32,571	326,036
Herbalife Nutrition, Ltd. (A)	10,756	492,302
Energy – 1.6%		6,927,043
Energy equipment and services – 0.3%
ChampionX Corp. (A)	20,950	440,160
NOV, Inc. (A)	39,206	586,130
TechnipFMC PLC (A)	43,345	320,753
Oil, gas and consumable fuels – 1.3%
Antero Midstream Corp.	93,844	810,812
Cimarex Energy Company	10,042	664,780
EQT Corp. (A)	80,745	1,542,230
Equitrans Midstream Corp.	124,834	1,018,645
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	73

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
HollyFrontier Corp.	16,303	$570,605
Ovintiv, Inc.	24,970	597,532
PDC Energy, Inc. (A)	10,282	375,396
Financials – 16.3%		69,230,321
Banks – 6.3%
Bank of Hawaii Corp.	4,344	394,826
Bank OZK	31,192	1,278,560
BankUnited, Inc.	9,772	455,473
BOK Financial Corp.	8,223	723,131
CIT Group, Inc.	10,720	571,269
Community Bank System, Inc.	13,979	1,085,190
Cullen/Frost Bankers, Inc.	15,160	1,820,110
First Citizens BancShares, Inc., Class A	1,278	1,108,614
First Financial Bankshares, Inc.	36,222	1,777,776
First Hawaiian, Inc.	14,357	394,243
FNB Corp.	34,693	447,193
Glacier Bancorp, Inc.	24,076	1,419,280
Home BancShares, Inc.	16,145	449,315
Pacific Premier Bancorp, Inc.	10,324	454,566
PacWest Bancorp	12,419	539,109
Pinnacle Financial Partners, Inc.	19,388	1,699,164
Popular, Inc.	22,371	1,654,559
Prosperity Bancshares, Inc.	1,595	117,009
South State Corp.	18,744	1,580,494
Sterling Bancorp	21,176	532,153
Synovus Financial Corp.	35,685	1,672,199
TCF Financial Corp.	38,342	1,745,328
Texas Capital Bancshares, Inc. (A)	5,239	359,553
UMB Financial Corp.	4,764	462,251
Umpqua Holdings Corp.	23,849	444,545
United Bankshares, Inc.	34,371	1,349,749
Valley National Bancorp	101,984	1,404,320
Webster Financial Corp.	9,673	511,798
Wintrust Financial Corp.	6,025	464,528
Capital markets – 3.0%
Affiliated Managers Group, Inc.	11,581	1,866,510
Artisan Partners Asset Management, Inc., Class A	19,386	987,135
Cohen & Steers, Inc.	6,563	446,415
Evercore, Inc., Class A	4,055	568,227
Hamilton Lane, Inc., Class A	8,624	780,041
Houlihan Lokey, Inc.	14,274	945,938
Interactive Brokers Group, Inc., Class A	20,392	1,458,436
Janus Henderson Group PLC	42,345	1,456,245
Lazard, Ltd., Class A	30,068	1,352,759
Moelis & Company, Class A	6,473	351,354
Stifel Financial Corp.	26,041	1,801,777
Virtu Financial, Inc., Class A	22,789	675,238
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Consumer finance – 1.2%
Credit Acceptance Corp. (A)(B)	1,006	$397,159
LendingTree, Inc. (A)(B)	2,616	540,178
OneMain Holdings, Inc.	17,978	1,022,409
PROG Holdings, Inc. (A)	20,092	1,023,486
SLM Corp.	100,011	1,966,216
Diversified financial services – 0.6%
Cannae Holdings, Inc. (A)	25,059	994,842
Jefferies Financial Group, Inc.	50,278	1,634,538
Insurance – 3.5%
Axis Capital Holdings, Ltd.	22,091	1,232,678
Brighthouse Financial, Inc. (A)	9,554	447,032
Enstar Group, Ltd. (A)	2,941	738,720
First American Financial Corp.	12,939	834,566
Kemper Corp.	14,799	1,155,210
Kinsale Capital Group, Inc.	6,804	1,183,964
Old Republic International Corp.	76,188	1,875,749
Primerica, Inc.	10,813	1,727,593
RLI Corp.	11,276	1,256,823
Selective Insurance Group, Inc.	15,589	1,186,946
The Hanover Insurance Group, Inc.	9,896	1,368,716
Unum Group	47,499	1,342,322
White Mountains Insurance Group, Ltd.	355	413,728
Mortgage real estate investment trusts – 0.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	24,674	1,292,918
Thrifts and mortgage finance – 1.4%
Essent Group, Ltd.	29,388	1,545,221
MGIC Investment Corp.	90,743	1,382,923
New York Community Bancorp, Inc.	128,362	1,535,210
Radian Group, Inc.	49,692	1,224,411
TFS Financial Corp.	15,357	300,383
Health care – 11.4%		48,666,029
Biotechnology – 4.1%
Allakos, Inc. (A)	8,785	958,619
Allogene Therapeutics, Inc. (A)	21,053	650,959
Arena Pharmaceuticals, Inc. (A)	19,473	1,336,432
Beam Therapeutics, Inc. (A)	5,038	413,116
Biohaven Pharmaceutical Holding Company, Ltd. (A)	16,031	1,203,928
Blueprint Medicines Corp. (A)	16,694	1,607,966
Emergent BioSolutions, Inc. (A)	5,882	358,684
Exelixis, Inc. (A)	34,458	848,356
Halozyme Therapeutics, Inc. (A)	41,379	2,066,881
Iovance Biotherapeutics, Inc. (A)	44,457	1,397,728
Kodiak Sciences, Inc. (A)	3,675	444,087
PTC Therapeutics, Inc. (A)	18,016	742,439
Relay Therapeutics, Inc. (A)	6,007	190,482
Sage Therapeutics, Inc. (A)	6,552	516,036
TG Therapeutics, Inc. (A)	14,385	643,153
74	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Turning Point Therapeutics, Inc. (A)	4,344	$331,143
Twist Bioscience Corp. (A)	5,529	741,937
United Therapeutics Corp. (A)	11,944	2,407,433
Veracyte, Inc. (A)	9,620	478,595
Health care equipment and supplies – 2.9%
CONMED Corp.	3,404	479,794
Envista Holdings Corp. (A)	43,589	1,886,532
Globus Medical, Inc., Class A (A)	9,141	656,050
Haemonetics Corp. (A)	14,662	986,166
ICU Medical, Inc. (A)	6,029	1,255,660
Inari Medical, Inc. (A)	3,047	348,242
Integra LifeSciences Holdings Corp. (A)	21,583	1,598,869
LivaNova PLC (A)	5,266	446,925
Neogen Corp. (A)	15,588	1,496,604
Nevro Corp. (A)	10,107	1,746,591
STAAR Surgical Company (A)	6,617	906,595
Tandem Diabetes Care, Inc. (A)	7,955	731,065
Health care providers and services – 2.1%
1Life Healthcare, Inc. (A)	11,884	517,073
Acadia Healthcare Company, Inc. (A)	10,189	620,714
AMN Healthcare Services, Inc. (A)	5,429	430,520
Covetrus, Inc. (A)	12,699	363,826
HealthEquity, Inc. (A)	21,072	1,600,840
LHC Group, Inc. (A)	3,675	765,392
Option Care Health, Inc. (A)	7,945	151,591
Premier, Inc., Class A	36,261	1,281,826
Select Medical Holdings Corp. (A)	11,388	429,555
Tenet Healthcare Corp. (A)	26,250	1,555,575
The Ensign Group, Inc.	16,114	1,383,387
Health care technology – 1.0%
American Well Corp. (A)	8,356	128,599
Change Healthcare, Inc. (A)	67,588	1,551,145
Inovalon Holdings, Inc., Class A (A)	19,004	574,111
Inspire Medical Systems, Inc. (A)	3,366	797,136
Omnicell, Inc. (A)	5,016	727,420
Schrodinger, Inc. (A)	7,816	595,892
Life sciences tools and services – 1.0%
Berkeley Lights, Inc. (A)	4,773	234,402
Medpace Holdings, Inc. (A)	8,223	1,395,279
NeoGenomics, Inc. (A)	37,589	1,841,485
Pacific Biosciences of California, Inc. (A)	22,829	681,446
Pharmaceuticals – 0.3%
Atea Pharmaceuticals, Inc. (A)	1,875	46,331
Nektar Therapeutics (A)	56,880	1,115,417
Industrials – 17.7%		75,482,064
Aerospace and defense – 1.3%
Aerojet Rocketdyne Holdings, Inc.	20,265	946,781
BWX Technologies, Inc.	11,946	799,426
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
Curtiss-Wright Corp.	11,487	$1,469,187
Hexcel Corp. (A)	9,236	521,003
Mercury Systems, Inc. (A)	16,364	1,231,227
Parsons Corp. (A)	5,907	261,857
Spirit AeroSystems Holdings, Inc., Class A	11,007	502,910
Airlines – 0.3%
Allegiant Travel Company (A)	481	113,386
Copa Holdings SA, Class A (A)	3,714	321,261
JetBlue Airways Corp. (A)	24,928	507,534
Spirit Airlines, Inc. (A)	2,878	103,090
Building products – 1.4%
AAON, Inc.	12,139	794,012
Armstrong World Industries, Inc.	13,615	1,411,195
Resideo Technologies, Inc. (A)	13,488	404,775
Simpson Manufacturing Company, Inc.	12,005	1,352,964
The AZEK Company, Inc. (A)	11,480	554,254
UFP Industries, Inc.	16,605	1,395,484
Commercial services and supplies – 1.2%
ADT, Inc.	16,482	151,634
Clean Harbors, Inc. (A)	14,863	1,322,212
MSA Safety, Inc.	10,294	1,654,863
Stericycle, Inc. (A)	10,353	789,727
The Brink's Company	5,407	432,127
UniFirst Corp.	4,054	908,866
Construction and engineering – 1.4%
API Group Corp. (A)(C)	13,835	294,132
EMCOR Group, Inc.	14,510	1,738,298
MasTec, Inc. (A)	15,063	1,571,975
Valmont Industries, Inc.	2,433	600,586
WillScot Mobile Mini Holdings Corp. (A)	53,408	1,563,252
Electrical equipment – 2.0%
Acuity Brands, Inc.	10,589	1,964,471
Array Technologies, Inc. (A)	10,475	294,976
Bloom Energy Corp. (A)	16,867	438,036
EnerSys	12,121	1,110,041
FuelCell Energy, Inc. (A)	46,822	454,642
nVent Electric PLC	45,881	1,397,076
Regal Beloit Corp.	11,349	1,639,136
Shoals Technologies Group, Inc., Class A (A)	10,327	331,187
Vicor Corp. (A)	7,313	674,478
Machinery – 4.5%
Allison Transmission Holdings, Inc.	32,010	1,327,455
Altra Industrial Motion Corp.	6,974	411,536
Chart Industries, Inc. (A)	4,051	650,712
Colfax Corp. (A)	25,886	1,169,788
Crane Company	13,217	1,243,191
Flowserve Corp.	35,833	1,420,420
Franklin Electric Company, Inc.	4,320	351,086
Gates Industrial Corp. PLC (A)	12,397	213,848
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	75

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Hillenbrand, Inc.	7,240	$355,412
ITT, Inc.	22,100	2,084,251
John Bean Technologies Corp.	8,966	1,303,477
Oshkosh Corp.	16,127	2,006,683
Proto Labs, Inc. (A)	8,776	983,439
RBC Bearings, Inc. (A)	7,061	1,408,175
Rexnord Corp.	30,440	1,519,869
The Timken Company	17,836	1,495,905
Trinity Industries, Inc.	10,291	284,443
Watts Water Technologies, Inc., Class A	7,377	918,805
Marine – 0.0%
Kirby Corp. (A)	1,629	103,767
Professional services – 3.0%
ASGN, Inc. (A)	13,998	1,472,310
CoreLogic, Inc.	21,546	1,717,216
Exponent, Inc.	14,944	1,439,556
FTI Consulting, Inc. (A)	9,415	1,307,273
KBR, Inc.	39,445	1,560,444
ManpowerGroup, Inc.	15,312	1,851,068
ManTech International Corp., Class A	7,344	626,810
Science Applications International Corp.	15,919	1,423,477
TriNet Group, Inc. (A)	11,669	918,467
Upwork, Inc. (A)	13,594	626,140
Road and rail – 1.1%
Avis Budget Group, Inc. (A)	5,351	479,503
Landstar System, Inc.	10,476	1,804,805
Ryder System, Inc.	5,664	452,214
Saia, Inc. (A)	7,391	1,733,190
Schneider National, Inc., Class B	16,921	409,996
Trading companies and distributors – 1.5%
Air Lease Corp.	28,175	1,316,054
MSC Industrial Direct Company, Inc., Class A	10,757	969,851
SiteOne Landscape Supply, Inc. (A)	11,690	2,096,952
Triton International, Ltd.	7,830	392,831
Univar Solutions, Inc. (A)	47,910	1,118,699
WESCO International, Inc. (A)	5,352	490,885
Information technology – 14.4%		61,515,173
Communications equipment – 0.5%
Lumentum Holdings, Inc. (A)	9,300	790,965
ViaSat, Inc. (A)	7,770	402,408
Viavi Solutions, Inc. (A)	70,717	1,156,930
Electronic equipment, instruments and components – 2.8%
Avnet, Inc.	11,509	505,475
Coherent, Inc. (A)	2,924	760,211
FLIR Systems, Inc.	34,440	2,065,367
Itron, Inc. (A)	4,772	429,194
Jabil, Inc.	34,967	1,832,970
Littelfuse, Inc.	6,739	1,787,452
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
National Instruments Corp.	36,229	$1,500,243
Novanta, Inc. (A)	10,277	1,353,584
SYNNEX Corp.	4,743	574,852
Vishay Intertechnology, Inc.	15,528	381,523
Vontier Corp. (A)	19,627	615,110
IT services – 1.5%
Alliance Data Systems Corp.	5,216	614,706
Concentrix Corp. (A)	6,174	959,316
DXC Technology Company (A)	27,552	906,736
LiveRamp Holdings, Inc. (A)	24,353	1,192,810
MAXIMUS, Inc.	17,032	1,560,812
Rackspace Technology, Inc. (A)	4,063	101,047
Shift4 Payments, Inc., Class A (A)	4,341	429,281
Switch, Inc., Class A	25,010	464,436
TTEC Holdings, Inc.	2,297	233,674
Semiconductors and semiconductor equipment – 3.8%
Advanced Energy Industries, Inc.	4,618	509,412
Allegro MicroSystems, Inc. (A)	3,231	79,741
Ambarella, Inc. (A)	3,857	376,019
Amkor Technology, Inc.	24,043	486,149
Brooks Automation, Inc.	21,772	2,206,157
Cirrus Logic, Inc. (A)	17,796	1,324,200
CMC Materials, Inc.	8,182	1,500,824
Diodes, Inc. (A)	5,008	384,664
FormFactor, Inc. (A)	9,764	382,261
Lattice Semiconductor Corp. (A)	42,627	2,144,564
MACOM Technology Solutions Holdings, Inc. (A)	5,678	321,432
Power Integrations, Inc.	17,706	1,466,234
Semtech Corp. (A)	19,624	1,329,330
Silicon Laboratories, Inc. (A)	12,539	1,767,372
SunPower Corp. (A)	10,595	272,186
Synaptics, Inc. (A)	10,440	1,460,243
Software – 5.0%
ACI Worldwide, Inc. (A)	32,173	1,215,496
Alarm.com Holdings, Inc. (A)	14,372	1,290,031
Altair Engineering, Inc., Class A (A)	12,618	820,170
Appfolio, Inc., Class A (A)	2,162	312,690
Blackbaud, Inc. (A)	13,970	993,546
Blackline, Inc. (A)	15,594	1,809,840
CDK Global, Inc.	13,925	746,241
Cerence, Inc. (A)	5,254	506,538
Cloudera, Inc. (A)	77,614	984,922
Datto Holding Corp. (A)	2,717	69,419
Duck Creek Technologies, Inc. (A)	2,936	122,079
Envestnet, Inc. (A)	13,364	986,664
Everbridge, Inc. (A)	5,321	706,150
FireEye, Inc. (A)	65,606	1,303,919
j2 Global, Inc. (A)	12,558	1,519,518
76	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Jamf Holding Corp. (A)	5,260	$192,095
Medallia, Inc. (A)	12,648	372,990
NCino, Inc. (A)	6,383	417,384
New Relic, Inc. (A)	6,920	444,956
Nutanix, Inc., Class A (A)	25,227	682,138
Q2 Holdings, Inc. (A)	13,777	1,433,084
Qualys, Inc. (A)	9,722	985,422
SPS Commerce, Inc. (A)	3,978	407,506
Teradata Corp. (A)	11,933	590,326
Varonis Systems, Inc. (A)	31,622	1,674,385
Verint Systems, Inc. (A)	17,236	837,153
Vertex, Inc., Class A (A)	2,745	56,080
Technology hardware, storage and peripherals – 0.8%
NCR Corp. (A)	14,921	682,636
Pure Storage, Inc., Class A (A)	76,939	1,555,702
Xerox Holdings Corp.	48,310	1,166,203
Materials – 5.5%		23,601,891
Chemicals – 2.8%
Ashland Global Holdings, Inc.	16,234	1,399,533
Avient Corp.	9,626	488,712
Axalta Coating Systems, Ltd. (A)	23,623	753,337
Balchem Corp.	8,622	1,096,632
Element Solutions, Inc.	24,172	528,883
Huntsman Corp.	54,908	1,574,212
NewMarket Corp.	2,343	812,060
Olin Corp.	16,791	722,517
Quaker Chemical Corp.	4,602	1,115,295
The Chemours Company	44,493	1,343,689
Valvoline, Inc.	51,126	1,605,356
W.R. Grace & Company	7,454	512,313
Construction materials – 0.4%
Eagle Materials, Inc. (A)	11,276	1,557,667
Containers and packaging – 0.9%
Ardagh Group SA	5,535	148,670
Graphic Packaging Holding Company	72,045	1,336,435
Sealed Air Corp.	17,281	853,681
Silgan Holdings, Inc.	21,346	900,161
Sonoco Products Company	12,473	816,483
Metals and mining – 0.9%
Alcoa Corp. (A)	18,608	681,797
Cleveland-Cliffs, Inc. (A)(B)	45,491	812,469
Hecla Mining Company	186,319	1,101,145
Royal Gold, Inc.	7,663	857,183
United States Steel Corp.	25,077	577,022
Paper and forest products – 0.5%
Louisiana-Pacific Corp.	30,459	2,006,639
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate – 8.6%		$36,459,450
Equity real estate investment trusts – 8.3%
Agree Realty Corp.	15,272	1,074,538
American Campus Communities, Inc.	38,098	1,722,411
Apartment Income REIT Corp.	17,053	769,943
Brixmor Property Group, Inc.	81,334	1,817,002
CoreSite Realty Corp.	5,492	667,223
Cousins Properties, Inc.	41,756	1,531,193
Douglas Emmett, Inc.	47,453	1,591,574
EastGroup Properties, Inc.	8,750	1,388,275
Equity Commonwealth	32,261	929,117
First Industrial Realty Trust, Inc.	29,744	1,480,359
Healthcare Realty Trust, Inc.	36,853	1,185,192
Healthcare Trust of America, Inc., Class A	26,447	776,748
Highwoods Properties, Inc.	27,432	1,228,679
Hudson Pacific Properties, Inc.	42,802	1,203,164
JBG SMITH Properties	33,611	1,096,055
Life Storage, Inc.	19,520	1,875,091
National Storage Affiliates Trust	15,534	705,865
Park Hotels & Resorts, Inc. (A)	28,141	627,826
Physicians Realty Trust	55,818	1,045,471
PotlatchDeltic Corp.	18,148	1,077,265
PS Business Parks, Inc.	5,448	884,592
QTS Realty Trust, Inc., Class A	18,546	1,233,124
Rayonier, Inc.	37,691	1,367,429
Rexford Industrial Realty, Inc.	15,586	865,802
Ryman Hospitality Properties, Inc. (A)	5,582	439,024
Sabra Health Care REIT, Inc.	51,282	931,794
Safehold, Inc.	2,072	146,511
SL Green Realty Corp.	19,547	1,446,673
Spirit Realty Capital, Inc.	28,907	1,374,239
STAG Industrial, Inc.	40,961	1,495,486
Terreno Realty Corp.	18,978	1,224,461
Real estate management and development – 0.3%
Cushman & Wakefield PLC (A)	12,536	213,112
The Howard Hughes Corp. (A)	9,674	1,044,212
Utilities – 3.8%		16,197,768
Electric utilities – 1.2%
Hawaiian Electric Industries, Inc.	28,619	1,232,334
IDACORP, Inc.	14,693	1,505,739
PNM Resources, Inc.	22,354	1,103,393
Portland General Electric Company	24,029	1,222,115
Gas utilities – 1.2%
National Fuel Gas Company	23,701	1,176,992
New Jersey Resources Corp.	26,139	1,096,531
ONE Gas, Inc.	13,358	1,074,918
Southwest Gas Holdings, Inc.	12,923	900,992
Spire, Inc.	13,340	1,005,036
Independent power and renewable electricity producers – 0.7%
Atlantica Sustainable Infrastructure PLC	18,986	731,910
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	77

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
Clearway Energy, Inc., Class A	10,610	$282,014
Clearway Energy, Inc., Class C	23,658	678,748
Ormat Technologies, Inc.	12,470	902,828
Sunnova Energy International, Inc. (A)	11,263	397,809
Multi-utilities – 0.7%
Black Hills Corp.	16,705	1,152,311
MDU Resources Group, Inc.	51,826	1,734,098

SHORT-TERM INVESTMENTS – 0.3%		$1,285,391
(Cost $1,285,395)
Short-term funds – 0.3%		1,285,391
John Hancock Collateral Trust, 0.0360% (D)(E)	91,985	920,269

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (D)	365,122	365,122
Total investments (Multifactor Small Cap ETF) (Cost $337,847,097) 100.3%		$427,393,969
Other assets and liabilities, net (0.3%)		(1,095,654)
Total net assets 100.0%		$426,298,315

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 4-30-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR TECHNOLOGY ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$56,794,488
(Cost $39,163,514)
Communication services – 0.1%		49,786
Interactive media and services – 0.1%
ZoomInfo Technologies, Inc., Class A (A)	960	49,786
Consumer discretionary – 0.1%		46,899
Internet and direct marketing retail – 0.1%
Magnite, Inc. (A)	1,171	46,899
Industrials – 0.6%		369,854
Electrical equipment – 0.6%
FuelCell Energy, Inc. (A)	2,893	28,091
Plug Power, Inc. (A)	4,974	141,809
Sensata Technologies Holding PLC (A)	3,463	199,954
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology – 99.1%		$56,327,949
Communications equipment – 5.1%
Arista Networks, Inc. (A)	1,008	317,691
Ciena Corp. (A)	3,195	161,252
Cisco Systems, Inc.	28,036	1,427,313
F5 Networks, Inc. (A)	1,179	220,190
Juniper Networks, Inc.	6,331	160,744
Lumentum Holdings, Inc. (A)	1,352	114,988
Motorola Solutions, Inc.	2,436	458,699
Ubiquiti, Inc.	137	39,090
Electronic equipment, instruments and components – 8.9%
Amphenol Corp., Class A	11,633	783,366
Cognex Corp.	2,739	235,883
Coherent, Inc. (A)	331	86,057
Corning, Inc.	14,244	629,727
Dolby Laboratories, Inc., Class A	1,157	117,401
Flex, Ltd. (A)	10,987	191,174
FLIR Systems, Inc.	3,032	181,829
II-VI, Inc. (A)	2,094	140,591
IPG Photonics Corp. (A)	615	133,523
Jabil, Inc.	4,966	260,318
Keysight Technologies, Inc. (A)	4,086	589,814
Littelfuse, Inc.	568	150,656
National Instruments Corp.	2,566	106,258
TE Connectivity, Ltd.	3,420	459,887
Trimble, Inc. (A)	5,276	432,632
Zebra Technologies Corp., Class A (A)	1,125	548,708
IT services – 9.0%
Akamai Technologies, Inc. (A)	3,545	385,342
Amdocs, Ltd.	2,482	190,469
Cognizant Technology Solutions Corp., Class A	10,104	812,362
Concentrix Corp. (A)	854	132,695
DXC Technology Company (A)	4,570	150,399
EPAM Systems, Inc. (A)	887	406,024
Fastly, Inc., Class A (A)	1,264	80,732
Gartner, Inc. (A)	1,472	288,335
GoDaddy, Inc., Class A (A)	2,382	206,805
IBM Corp.	8,034	1,139,864
MongoDB, Inc. (A)	540	160,628
Okta, Inc. (A)	1,213	327,146
Snowflake, Inc., Class A (A)	197	45,623
Twilio, Inc., Class A (A)	1,283	471,887
VeriSign, Inc. (A)	1,578	345,219
Semiconductors and semiconductor equipment – 30.7%
Advanced Micro Devices, Inc. (A)	6,439	525,551
Amkor Technology, Inc.	1,100	22,242
Analog Devices, Inc.	3,419	523,654
Applied Materials, Inc.	6,355	843,372
Broadcom, Inc.	3,012	1,374,074
Brooks Automation, Inc.	995	100,823
CMC Materials, Inc.	531	97,401
78	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Cree, Inc. (A)	2,085	$207,291
Entegris, Inc.	2,805	315,787
First Solar, Inc. (A)	1,617	123,749
Intel Corp.	32,190	1,851,891
KLA Corp.	1,910	602,319
Lam Research Corp.	1,171	726,547
Lattice Semiconductor Corp. (A)	1,897	95,438
Marvell Technology, Inc.	13,814	624,531
Maxim Integrated Products, Inc.	6,095	572,930
Microchip Technology, Inc.	3,233	485,888
Micron Technology, Inc. (A)	8,453	727,550
MKS Instruments, Inc.	1,014	181,618
Monolithic Power Systems, Inc.	698	252,243
NVIDIA Corp.	2,881	1,729,695
ON Semiconductor Corp. (A)	8,915	347,685
Power Integrations, Inc.	807	66,828
Qorvo, Inc. (A)	2,412	453,866
QUALCOMM, Inc.	7,253	1,006,716
Silicon Laboratories, Inc. (A)	778	109,659
Skyworks Solutions, Inc.	3,729	676,180
SolarEdge Technologies, Inc. (A)	791	208,460
SunPower Corp. (A)	888	22,813
Teradyne, Inc.	3,816	477,305
Texas Instruments, Inc.	7,248	1,308,336
Universal Display Corp.	709	158,596
Xilinx, Inc.	4,742	606,786
Software – 34.6%
Adobe, Inc. (A)	2,690	1,367,435
Alteryx, Inc., Class A (A)	697	56,980
Anaplan, Inc. (A)	1,443	86,075
ANSYS, Inc. (A)	1,521	556,169
Appfolio, Inc., Class A (A)	207	29,938
Appian Corp. (A)(B)	522	63,256
Aspen Technology, Inc. (A)	1,495	195,606
Atlassian Corp. PLC, Class A (A)	818	194,324
Autodesk, Inc. (A)	1,780	519,600
Avalara, Inc. (A)	1,269	179,830
Bill.com Holdings, Inc. (A)	796	123,085
Blackline, Inc. (A)	707	82,054
Cadence Design Systems, Inc. (A)	2,719	358,283
CDK Global, Inc.	1,759	94,265
Ceridian HCM Holding, Inc. (A)	2,347	221,745
Citrix Systems, Inc.	2,084	258,103
Cloudera, Inc. (A)	3,163	40,138
Cloudflare, Inc., Class A (A)	2,426	205,579
Coupa Software, Inc. (A)	715	192,364
Crowdstrike Holdings, Inc., Class A (A)	1,167	243,331
Datadog, Inc., Class A (A)	1,732	148,554
Digital Turbine, Inc. (A)	870	65,624
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
DocuSign, Inc. (A)	1,109	$247,240
Dropbox, Inc., Class A (A)	4,658	119,711
Duck Creek Technologies, Inc. (A)	347	14,428
Elastic NV (A)	759	91,551
Everbridge, Inc. (A)	432	57,331
Fair Isaac Corp. (A)	523	272,697
Five9, Inc. (A)	654	122,932
Fortinet, Inc. (A)	2,228	455,024
Guidewire Software, Inc. (A)	1,534	161,852
HubSpot, Inc. (A)	548	288,495
Intuit, Inc.	1,661	684,598
Manhattan Associates, Inc. (A)	1,153	158,238
McAfee Corp., Class A	241	5,851
Medallia, Inc. (A)	1,344	39,635
Microsoft Corp.	13,687	3,451,588
MicroStrategy, Inc., Class A (A)	93	61,116
NCino, Inc. (A)	542	35,441
NortonLifeLock, Inc.	9,943	214,868
Nuance Communications, Inc. (A)	5,408	287,543
Nutanix, Inc., Class A (A)	1,877	50,754
Oracle Corp.	13,931	1,055,830
Palo Alto Networks, Inc. (A)	1,145	404,632
Paycom Software, Inc. (A)	757	290,998
Paylocity Holding Corp. (A)	588	113,625
Pegasystems, Inc.	591	75,022
Proofpoint, Inc. (A)	904	155,587
PTC, Inc. (A)	1,718	224,955
Q2 Holdings, Inc. (A)	834	86,753
Qualtrics International, Inc., Class A (A)	895	33,428
RingCentral, Inc., Class A (A)	797	254,203
salesforce.com, Inc. (A)	5,350	1,232,212
ServiceNow, Inc. (A)	753	381,297
Slack Technologies, Inc., Class A (A)	5,630	238,712
Smartsheet, Inc., Class A (A)	1,825	108,223
SolarWinds Corp. (A)	1,077	18,158
Splunk, Inc. (A)	1,350	170,667
SS&C Technologies Holdings, Inc.	4,902	363,826
Synopsys, Inc. (A)	2,434	601,344
The Trade Desk, Inc., Class A (A)	494	360,279
Tyler Technologies, Inc. (A)	709	301,226
Unity Software, Inc. (A)(B)	345	35,045
Varonis Systems, Inc. (A)	951	50,355
VMware, Inc., Class A (A)	667	107,274
Workday, Inc., Class A (A)	1,241	306,527
Zendesk, Inc. (A)	1,381	201,833
Zoom Video Communications, Inc., Class A (A)	772	246,708
Zscaler, Inc. (A)	746	139,979
Technology hardware, storage and peripherals – 10.8%
Apple, Inc.	25,724	3,381,677
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	79

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Dell Technologies, Inc., Class C (A)	1,915	$188,302
Hewlett Packard Enterprise Company	25,270	404,825
HP, Inc.	19,239	656,242
NetApp, Inc.	4,552	339,989
Pure Storage, Inc., Class A (A)	4,390	88,766
Seagate Technology PLC	6,030	559,825
Western Digital Corp. (A)	5,997	423,568
Xerox Holdings Corp.	4,295	103,681

SHORT-TERM INVESTMENTS – 0.3%		$155,842
(Cost $155,843)
Short-term funds – 0.3%		155,842
John Hancock Collateral Trust, 0.0360% (C)(D)	6,080	60,831

State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (C)	95,011	95,011
Total investments (Multifactor Technology ETF) (Cost $39,319,357) 100.2%		$56,950,330
Other assets and liabilities, net (0.2%)		(125,095)
Total net assets 100.0%		$56,825,235

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-21.
(C)	The rate shown is the annualized seven-day yield as of 4-30-21.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR UTILITIES ETF

As of 4-30-21
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$17,333,781
(Cost $17,193,364)
Utilities – 99.9%		17,333,781
Electric utilities – 57.4%
Alliant Energy Corp.	5,573	313,035
American Electric Power Company, Inc.	11,995	1,064,076
Avangrid, Inc.	1,422	72,380
Duke Energy Corp.	10,231	1,030,159
Edison International	7,599	451,761
Entergy Corp.	6,348	693,773
Evergy, Inc.	6,389	408,704
Eversource Energy	6,355	547,928
Exelon Corp.	23,261	1,045,349
FirstEnergy Corp.	12,658	479,991
NextEra Energy, Inc.	8,564	663,796
NRG Energy, Inc.	5,031	180,210
OGE Energy Corp.	4,807	161,323
MULTIFACTOR UTILITIES ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Electric utilities (continued)
Pinnacle West Capital Corp.	3,942	$333,690
PPL Corp.	24,321	708,471
The Southern Company	12,942	856,372
Xcel Energy, Inc.	13,253	944,939
Gas utilities – 3.1%
Atmos Energy Corp.	2,490	257,939
UGI Corp.	6,499	284,071
Independent power and renewable electricity producers – 4.6%
Brookfield Renewable Corp., Class A	1,936	80,305
Clearway Energy, Inc., Class A	512	13,609
Clearway Energy, Inc., Class C	1,233	35,375
The AES Corp.	13,266	369,063
Vistra Corp.	17,224	290,569
Multi-utilities – 31.0%
Ameren Corp.	6,855	581,578
CenterPoint Energy, Inc.	17,541	429,579
CMS Energy Corp.	6,937	446,673
Consolidated Edison, Inc.	8,592	665,107
Dominion Energy, Inc.	4,211	336,459
DTE Energy Company	4,716	660,334
NiSource, Inc.	8,009	208,394
Public Service Enterprise Group, Inc.	12,414	784,068
Sempra Energy	5,079	698,718
WEC Energy Group, Inc.	5,862	569,611
Water utilities – 3.8%
American Water Works Company, Inc.	3,212	501,040
Essential Utilities, Inc.	3,508	165,332

SHORT-TERM INVESTMENTS – 0.4%		$61,327
(Cost $61,327)
Short-term funds – 0.4%		61,327
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0259% (A)	61,327	61,327
Total investments (Multifactor Utilities ETF) (Cost $17,254,691) 100.3%		$17,395,108
Other assets and liabilities, net (0.3%)		(45,164)
Total net assets 100.0%		$17,349,944

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	The rate shown is the annualized seven-day yield as of 4-30-21.
80	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-21

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Emerging Markets ETF
Assets
Unaffiliated investments, at value	$49,745,191	$21,880,778	$481,190,472	$737,024,280
Affiliated investments, at value	67,404	133,358	9,839,807	1,165,140
Total investments, at value	49,812,595	22,014,136	491,030,279	738,189,420
Foreign currency, at value	—	—	1,197,140	5,091,412
Dividends and interest receivable	10,572	28,606	2,642,136	737,013
Receivable for investments sold	—	—	—	559,331
Receivable for securities lending income	90	105	8,673	6,358
Other assets	8,389	7,914	18,571	24,953
Total assets	49,831,646	22,050,761	494,896,799	744,608,487
Liabilities
Foreign capital gains tax payable	—	—	—	2,955,560
Payable for investments purchased	—	—	61	3,863,259
Payable upon return of securities loaned	67,416	133,367	9,834,532	1,167,139
Payable to affiliates
Investment management fees	9,143	149	127,238	257,360
Accounting and legal services fees	1,545	719	15,789	22,792
Trustees' fees	38	19	400	596
Other liabilities and accrued expenses	65,349	64,443	148,475	368,265
Total liabilities	143,491	198,697	10,126,495	8,634,971
Net assets	$49,688,155	$21,852,064	$484,770,304	$735,973,516
Net assets consist of
Paid-in capital	$42,648,349	$20,304,133	$421,510,013	$605,617,807
Total distributable earnings (loss)	7,039,806	1,547,931	63,260,291	130,355,709
Net assets	$49,688,155	$21,852,064	$484,770,304	$735,973,516
Unaffiliated investments, at cost	$37,560,127	$19,213,623	$398,630,059	$583,606,147
Affiliated investments, at cost	$67,406	$133,366	$9,840,021	$1,165,169
Foreign currency, at cost	—	—	$1,193,578	$4,948,990
Securities loaned, at value	$418,689	$127,170	$12,496,037	$5,898,202
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$49,688,155	$21,852,064	$484,770,304	$735,973,516
Shares outstanding	950,000	630,000	14,500,000	23,600,000
Net asset value per share	$52.30	$34.69	$33.43	$31.19
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	81

STATEMENTS OF ASSETS AND LIABILITIES 4-30-21

Continued
	Multifactor Energy ETF	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Assets
Unaffiliated investments, at value	$20,585,740	$37,303,098	$52,002,479	$51,004,157
Affiliated investments, at value	—	17,009	—	2,898
Total investments, at value	20,585,740	37,320,107	52,002,479	51,007,055
Cash	—	8,010	—	—
Dividends and interest receivable	31,262	30,381	32,995	22,639
Receivable for securities lending income	53	23	30	8
Receivable from affiliates	186	—	—	—
Other assets	7,703	8,189	8,527	8,290
Total assets	20,624,944	37,366,710	52,044,031	51,037,992
Liabilities
Payable upon return of securities loaned	—	17,010	—	2,898
Payable to affiliates
Investment management fees	—	5,582	9,003	9,329
Accounting and legal services fees	814	1,226	1,558	1,435
Trustees' fees	18	29	40	37
Other liabilities and accrued expenses	64,068	64,950	65,973	64,898
Total liabilities	64,900	88,797	76,574	78,597
Net assets	$20,560,044	$37,277,913	$51,967,457	$50,959,395
Net assets consist of
Paid-in capital	$29,905,575	$32,456,285	$45,375,332	$43,077,475
Total distributable earnings (loss)	(9,345,531)	4,821,628	6,592,125	7,881,920
Net assets	$20,560,044	$37,277,913	$51,967,457	$50,959,395
Unaffiliated investments, at cost	$21,399,148	$29,842,890	$41,440,909	$40,142,674
Affiliated investments, at cost	—	$17,009	—	$2,898
Securities loaned, at value	—	$71,543	$358,156	$26,514
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$20,560,044	$37,277,913	$51,967,457	$50,959,395
Shares outstanding	1,080,000	740,000	1,120,000	990,000
Net asset value per share	$19.04	$50.38	$46.40	$51.47
82	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-21

Continued
	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Media and Communications ETF	Multifactor Mid Cap ETF
Assets
Unaffiliated investments, at value	$705,621,236	$27,243,210	$31,269,285	$2,163,622,923
Affiliated investments, at value	375,359	—	—	3,521,824
Total investments, at value	705,996,595	27,243,210	31,269,285	2,167,144,747
Dividends and interest receivable	463,002	13,547	40,581	815,314
Receivable for fund shares sold	—	—	—	3,865,610
Receivable for securities lending income	259	5	51	2,650
Other assets	30,960	10,280	7,216	52,826
Total assets	706,490,816	27,267,042	31,317,133	2,171,881,147
Liabilities
Payable for investments purchased	—	—	—	3,870,509
Payable upon return of securities loaned	378,684	—	—	3,527,279
Payable to affiliates
Investment management fees	165,850	2,051	2,104	627,437
Accounting and legal services fees	13,576	855	1,097	65,265
Trustees' fees	535	22	27	1,652
Other liabilities and accrued expenses	170,690	63,732	54,938	336,003
Total liabilities	729,335	66,660	58,166	8,428,145
Net assets	$705,761,481	$27,200,382	$31,258,967	$2,163,453,002
Net assets consist of
Paid-in capital	$578,026,577	$21,830,751	$26,310,238	$1,678,608,129
Total distributable earnings (loss)	127,734,904	5,369,631	4,948,729	484,844,873
Net assets	$705,761,481	$27,200,382	$31,258,967	$2,163,453,002
Unaffiliated investments, at cost	$546,749,620	$19,916,351	$25,210,561	$1,618,116,476
Affiliated investments, at cost	$375,363	—	—	$3,521,880
Securities loaned, at value	$984,774	$128,449	$476,550	$11,253,638
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$705,761,481	$27,200,382	$31,258,967	$2,163,453,002
Shares outstanding	13,225,000	580,000	810,000	41,975,000
Net asset value per share	$53.37	$46.90	$38.59	$51.54
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	83

STATEMENTS OF ASSETS AND LIABILITIES 4-30-21

Continued
	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Assets
Unaffiliated investments, at value	$426,473,700	$56,889,499	$17,395,108
Affiliated investments, at value	920,269	60,831	—
Total investments, at value	427,393,969	56,950,330	17,395,108
Dividends and interest receivable	67,354	7,620	10,910
Receivable for investments sold	1,764,150	—	—
Receivable for securities lending income	244	68	—
Receivable from affiliates	—	—	623
Other assets	18,454	8,677	7,843
Total assets	429,244,171	56,966,695	17,414,484
Liabilities
Payable for fund shares repurchased	1,765,210	—	—
Payable upon return of securities loaned	919,847	60,853	—
Payable to affiliates
Investment management fees	139,435	12,477	—
Accounting and legal services fees	11,351	1,787	523
Trustees' fees	351	45	15
Other liabilities and accrued expenses	109,662	66,298	64,002
Total liabilities	2,945,856	141,460	64,540
Net assets	$426,298,315	$56,825,235	$17,349,944
Net assets consist of
Paid-in capital	$396,269,670	$41,625,887	$19,052,479
Total distributable earnings (loss)	30,028,645	15,199,348	(1,702,535)
Net assets	$426,298,315	$56,825,235	$17,349,944
Unaffiliated investments, at cost	$336,926,824	$39,258,525	$17,254,691
Affiliated investments, at cost	$920,273	$60,832	—
Securities loaned, at value	$1,475,203	$88,323	—
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$426,298,315	$56,825,235	$17,349,944
Shares outstanding	12,075,000	670,000	520,000
Net asset value per share	$35.30	$84.81	$33.37
84	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-21

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Emerging Markets ETF
Investment income
Dividends from unaffiliated investments	$322,767	$603,751	$12,821,826	$19,459,332
Securities lending	3,004	294	67,319	64,416
Interest	31	16	551	1,579
Non-cash dividends	—	—	1,236,768	—
Less foreign taxes withheld	—	—	(1,031,472)	(2,721,985)
Total investment income	325,802	604,061	13,094,992	16,803,342
Expenses
Investment management fees	152,444	86,466	1,625,911	3,105,928
Accounting and legal services fees	5,893	3,090	77,705	118,421
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees' fees	827	541	8,154	12,069
Custodian fees	63,111	63,206	148,899	482,802
Printing and postage	10,342	10,931	20,503	21,153
Professional fees	17,946	16,883	61,082	67,822
Stock exchange listing fees	9,887	9,809	9,840	12,953
Other	14,810	12,325	27,162	24,065
Total expenses	285,260	213,251	1,989,256	3,855,213
Less expense reductions	(124,295)	(122,235)	(175,992)	(395,103)
Net expenses	160,965	91,016	1,813,264	3,460,110
Net investment income	164,837	513,045	11,281,728	13,343,232
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(965,109)	(248,623)	(9,930,956)	(12,260,895)[1]
Affiliated investments	309	(19)	3,194	2,291
Futures contracts	496	434	224,994	382,564
Redemptions in kind	7,995,183	1,660,612	40,266,568	33,994,672
	7,030,879	1,412,404	30,563,800	22,118,632
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	14,748,412	3,480,578	115,725,042	237,610,780[2]
Affiliated investments	(179)	(8)	(3,386)	(2,705)
	14,748,233	3,480,570	115,721,656	237,608,075
Net realized and unrealized gain	21,779,112	4,892,974	146,285,456	259,726,707
Increase in net assets from operations	$21,943,949	$5,406,019	$157,567,184	$273,069,939

[1]	Net of foreign taxes of $450,557.
[2]	Net of $2,955,560 increase in deferred India withholding taxes.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	85

STATEMENTS OF OPERATIONS For the year ended 4-30-21

Continued

	Multifactor Energy ETF	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Investment income
Dividends from unaffiliated investments	$511,456	$650,936	$865,832	$521,632
Securities lending	445	612	755	1,304
Interest	18	21	31	21
Non-cash dividends	—	—	175,542	—
Less foreign taxes withheld	—	(121)	—	—
Total investment income	511,919	651,448	1,042,160	522,957
Expenses
Investment management fees	58,812	111,757	178,254	140,746
Accounting and legal services fees	1,954	3,983	7,257	5,426
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees' fees	435	653	963	701
Custodian fees	63,433	63,092	62,816	63,045
Printing and postage	10,116	10,695	12,125	10,491
Professional fees	16,496	17,356	19,798	17,634
Stock exchange listing fees	9,809	9,887	9,887	9,809
Other	11,645	12,070	12,384	12,543
Total expenses	182,700	239,493	313,484	270,395
Less expense reductions	(120,793)	(121,855)	(125,848)	(122,242)
Net expenses	61,907	117,638	187,636	148,153
Net investment income	450,012	533,810	854,524	374,804
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(4,142,017)	(962,270)	(764,316)	(1,118,217)
Affiliated investments	17	(14)	(7)	2
Futures contracts	9,488	2,220	(2,748)	895
Redemptions in kind	190,670	1,474,915	4,741,398	4,396,112
	(3,941,842)	514,851	3,974,327	3,278,792
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	8,268,510	13,276,547	7,034,341	13,959,342
Affiliated investments	(14)	(8)	(62)	(20)
	8,268,496	13,276,539	7,034,279	13,959,322
Net realized and unrealized gain	4,326,654	13,791,390	11,008,606	17,238,114
Increase in net assets from operations	$4,776,666	$14,325,200	$11,863,130	$17,612,918
86	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-21

Continued
	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Media and Communications ETF	Multifactor Mid Cap ETF
Investment income
Dividends from unaffiliated investments	$15,482,653	$487,418	$367,914	$21,640,561
Securities lending	24,356	4,280	5,522	100,794
Interest	344	18	21	732
Non-cash dividends	—	—	—	1,670,230
Less foreign taxes withheld	(124)	(44)	—	(4,566)
Total investment income	15,507,229	491,672	373,457	23,407,751
Expenses
Investment management fees	2,255,274	88,388	108,455	6,367,547
Accounting and legal services fees	133,553	3,193	4,961	284,701
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees' fees	15,219	544	662	27,932
Custodian fees	150,665	63,103	46,769	276,892
Printing and postage	43,562	9,541	9,728	125,141
Professional fees	68,117	16,872	17,222	122,162
Stock exchange listing fees	9,887	9,809	10,018	13,316
Other	33,696	11,828	10,701	47,785
Total expenses	2,719,973	213,278	218,516	7,275,476
Less expense reductions	(204,474)	(120,239)	(104,353)	(133,820)
Net expenses	2,515,499	93,039	114,163	7,141,656
Net investment income	12,991,730	398,633	259,294	16,266,095
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(15,972,273)	(161,158)	(270,875)	(13,963,189)
Affiliated investments	723	(88)	61	1,388
Futures contracts	137,631	1,864	477	115,428
Redemptions in kind	211,222,249	2,320,985	5,830,493	149,756,450
	195,388,330	2,161,603	5,560,156	135,910,077
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	146,587,614	9,578,099	6,776,290	664,509,406
Affiliated investments	(978)	—	(29)	(3,692)
Futures	(54,691)	—	(400)	—
	146,531,945	9,578,099	6,775,861	664,505,714
Net realized and unrealized gain	341,920,275	11,739,702	12,336,017	800,415,791
Increase in net assets from operations	$354,912,005	$12,138,335	$12,595,311	$816,681,886
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	87

STATEMENTS OF OPERATIONS For the year ended 4-30-21

Continued
	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Investment income
Dividends from unaffiliated investments	$8,418,350	$540,336	$736,227
Securities lending	57,371	839	—
Interest	281	31	17
Less foreign taxes withheld	(6,287)	—	(214)
Total investment income	8,469,715	541,206	736,030
Expenses
Investment management fees	1,910,993	176,730	84,973
Accounting and legal services fees	79,188	6,843	2,813
Transfer agent fees	10,000	10,000	10,000
Trustees' fees	8,606	921	582
Custodian fees	92,394	63,042	63,153
Printing and postage	27,888	12,115	10,191
Professional fees	45,417	18,350	16,893
Stock exchange listing fees	9,406	9,887	9,809
Other	22,916	12,414	12,352
Total expenses	2,206,808	310,302	210,766
Less expense reductions	(148,768)	(124,271)	(121,321)
Net expenses	2,058,040	186,031	89,445
Net investment income	6,411,675	355,175	646,585
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(3,178,212)	(172,117)	(708,968)
Affiliated investments	3,017	(64)	—
Futures contracts	97,134	1,885	8,606
Redemptions in kind	107,251,110	6,410,898	(394,602)
	104,173,049	6,240,602	(1,094,964)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	143,297,834	14,622,210	3,861,303
Affiliated investments	(5,491)	(43)	—
	143,292,343	14,622,167	3,861,303
Net realized and unrealized gain	247,465,392	20,862,769	2,766,339
Increase in net assets from operations	$253,877,067	$21,217,944	$3,412,924
88	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Multifactor Consumer Discretionary ETF		Multifactor Consumer Staples ETF		Multifactor Developed International ETF
	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20
Increase (decrease) in net assets
From operations
Net investment income	$164,837	$477,791	$513,045	$654,031	$11,281,728	$12,787,165
Net realized gain (loss)	7,030,879	1,125,142	1,412,404	1,756,687	30,563,800	(2,807,462)
Change in net unrealized appreciation (depreciation)	14,748,233	(6,052,769)	3,480,570	(1,987,459)	115,721,656	(66,311,456)
Increase (decrease) in net assets resulting from operations	21,943,949	(4,449,836)	5,406,019	423,259	157,567,184	(56,331,753)
Distributions to shareholders
From earnings	(247,807)	(485,939)	(558,496)	(655,650)	(9,397,948)	(16,526,310)
From fund share transactions
Shares issued	20,031,773	11,360,925	5,503,576	10,343,541	54,554,414	81,190,244
Shares repurchased	(23,211,076)	(17,415,480)	(7,710,219)	(19,762,263)	(150,990,640)	(87,062,063)
Total from fund share transactions	(3,179,303)	(6,054,555)	(2,206,643)	(9,418,722)	(96,436,226)	(5,871,819)
Total increase (decrease)	18,516,839	(10,990,330)	2,640,880	(9,651,113)	51,733,010	(78,729,882)
Net assets
Beginning of year	31,171,316	42,161,646	19,211,184	28,862,297	433,037,294	511,767,176
End of year	$49,688,155	$31,171,316	$21,852,064	$19,211,184	$484,770,304	$433,037,294
Share activity
Shares outstanding
Beginning of year	1,040,000	1,250,000	690,000	1,030,000	17,800,000	17,800,000
Shares issued	450,000	360,000	180,000	360,000	1,800,000	3,200,000
Shares repurchased	(540,000)	(570,000)	(240,000)	(700,000)	(5,100,000)	(3,200,000)
End of year	950,000	1,040,000	630,000	690,000	14,500,000	17,800,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	89

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Emerging Markets ETF		Multifactor Energy ETF		Multifactor Financials ETF
	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20
Increase (decrease) in net assets
From operations
Net investment income	$13,343,232	$20,819,965	$450,012	$1,224,730	$533,810	$769,139
Net realized gain (loss)	22,118,632	(1,990,914)	(3,941,842)	(4,706,274)	514,851	2,265,250
Change in net unrealized appreciation (depreciation)	237,608,075	(128,329,801)	8,268,496	(6,660,723)	13,276,539	(8,624,156)
Increase (decrease) in net assets resulting from operations	273,069,939	(109,500,750)	4,776,666	(10,142,267)	14,325,200	(5,589,767)
Distributions to shareholders
From earnings	(13,029,002)	(19,729,767)	(500,319)	(1,221,422)	(551,255)	(867,642)
From fund share transactions
Shares issued	54,036,551	72,646,860	5,745,399	6,544,437	5,840,995	29,464,818
Shares repurchased	(263,216,902)	(75,885,634)	(4,477,954)	(6,406,805)	(12,694,923)	(40,276,738)
Total from fund share transactions	(209,180,351)	(3,238,774)	1,267,445	137,632	(6,853,928)	(10,811,920)
Total increase (decrease)	50,860,586	(132,469,291)	5,543,792	(11,226,057)	6,920,017	(17,269,329)
Net assets
Beginning of year	685,112,930	817,582,221	15,016,252	26,242,309	30,357,896	47,627,225
End of year	$735,973,516	$685,112,930	$20,560,044	$15,016,252	$37,277,913	$30,357,896
Share activity
Shares outstanding
Beginning of year	31,700,000	31,600,000	1,080,000	980,000	970,000	1,250,000
Shares issued	1,900,000	3,100,000	360,000	420,000	140,000	810,000
Shares repurchased	(10,000,000)	(3,000,000)	(360,000)	(320,000)	(370,000)	(1,090,000)
End of year	23,600,000	31,700,000	1,080,000	1,080,000	740,000	970,000
90	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Healthcare ETF		Multifactor Industrials ETF		Multifactor Large Cap ETF
	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20
Increase (decrease) in net assets
From operations
Net investment income	$854,524	$816,144	$374,804	$381,738	$12,991,730	$17,091,642
Net realized gain	3,974,327	2,667,740	3,278,792	1,373,350	195,388,330	51,821,676
Change in net unrealized appreciation (depreciation)	7,034,279	2,858,891	13,959,322	(5,760,064)	146,531,945	(93,070,290)
Increase (decrease) in net assets resulting from operations	11,863,130	6,342,775	17,612,918	(4,004,976)	354,912,005	(24,156,972)
Distributions to shareholders
From earnings	(1,198,927)	(1,306,455)	(366,029)	(372,367)	(15,992,156)	(16,652,227)
From fund share transactions
Shares issued	12,813,470	10,898,269	25,764,261	10,999,231	208,314,848	131,654,328
Shares repurchased	(14,717,132)	(26,389,183)	(14,299,595)	(16,550,559)	(630,687,338)	(223,416,055)
Total from fund share transactions	(1,903,662)	(15,490,914)	11,464,666	(5,551,328)	(422,372,490)	(91,761,727)
Total increase (decrease)	8,760,541	(10,454,594)	28,711,555	(9,928,671)	(83,452,641)	(132,570,926)
Net assets
Beginning of year	43,206,916	53,661,510	22,247,840	32,176,511	789,214,122	921,785,048
End of year	$51,967,457	$43,206,916	$50,959,395	$22,247,840	$705,761,481	$789,214,122
Share activity
Shares outstanding
Beginning of year	1,170,000	1,610,000	700,000	860,000	21,825,000	24,275,000
Shares issued	300,000	310,000	610,000	310,000	4,675,000	3,675,000
Shares repurchased	(350,000)	(750,000)	(320,000)	(470,000)	(13,275,000)	(6,125,000)
End of year	1,120,000	1,170,000	990,000	700,000	13,225,000	21,825,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	91

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Materials ETF		Multifactor Media and Communications ETF		Multifactor Mid Cap ETF
	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20
Increase (decrease) in net assets
From operations
Net investment income	$398,633	$366,907	$259,294	$231,920	$16,266,095	$17,645,935
Net realized gain (loss)	2,161,603	(29,725)	5,560,156	(473,910)	135,910,077	10,965,560
Change in net unrealized appreciation (depreciation)	9,578,099	(2,701,140)	6,775,861	(773,021)	664,505,714	(203,734,025)
Increase (decrease) in net assets resulting from operations	12,138,335	(2,363,958)	12,595,311	(1,015,011)	816,681,886	(175,122,530)
Distributions to shareholders
From earnings	(388,841)	(400,889)	(245,994)	(159,184)	(19,552,628)	(14,393,874)
From fund share transactions
Shares issued	3,964,212	7,172,493	11,325,278	6,196,500	447,810,930	719,955,147
Shares repurchased	(5,678,762)	(9,996,413)	(14,768,131)	(6,266,422)	(412,696,585)	(229,422,956)
Total from fund share transactions	(1,714,550)	(2,823,920)	(3,442,853)	(69,922)	35,114,345	490,532,191
Total increase (decrease)	10,034,944	(5,588,767)	8,906,464	(1,244,117)	832,243,603	301,015,787
Net assets
Beginning of year	17,165,438	22,754,205	22,352,503	23,596,620	1,331,209,399	1,030,193,612
End of year	$27,200,382	$17,165,438	$31,258,967	$22,352,503	$2,163,453,002	$1,331,209,399
Share activity
Shares outstanding
Beginning of year	610,000	700,000	890,000	890,000	41,100,000	28,150,000
Shares issued	100,000	220,000	350,000	250,000	10,175,000	19,975,000
Shares repurchased	(130,000)	(310,000)	(430,000)	(250,000)	(9,300,000)	(7,025,000)
End of year	580,000	610,000	810,000	890,000	41,975,000	41,100,000
92	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Small Cap ETF		Multifactor Technology ETF		Multifactor Utilities ETF
	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20	Year ended 4-30-21	Year ended 4-30-20
Increase (decrease) in net assets
From operations
Net investment income	$6,411,675	$6,131,096	$355,175	$692,391	$646,585	$917,477
Net realized gain (loss)	104,173,049	(23,933,938)	6,240,602	6,359,690	(1,094,964)	3,406,928
Change in net unrealized appreciation (depreciation)	143,292,343	(66,707,207)	14,622,167	(4,028,292)	3,861,303	(5,737,233)
Increase (decrease) in net assets resulting from operations	253,877,067	(84,510,049)	21,217,944	3,023,789	3,412,924	(1,412,828)
Distributions to shareholders
From earnings	(6,392,741)	(5,745,267)	(476,955)	(628,863)	(763,275)	(922,136)
From fund share transactions
Shares issued	86,845,386	237,133,023	14,150,067	13,101,142	—	34,715,208
Shares repurchased	(371,277,175)	(122,564,999)	(14,332,508)	(41,017,240)	(10,753,405)	(36,393,455)
Total from fund share transactions	(284,431,789)	114,568,024	(182,441)	(27,916,098)	(10,753,405)	(1,678,247)
Total increase (decrease)	(36,947,463)	24,312,708	20,558,548	(25,521,172)	(8,103,756)	(4,013,211)
Net assets
Beginning of year	463,245,778	438,933,070	36,266,687	61,787,859	25,453,700	29,466,911
End of year	$426,298,315	$463,245,778	$56,825,235	$36,266,687	$17,349,944	$25,453,700
Share activity
Shares outstanding
Beginning of year	21,275,000	16,325,000	680,000	1,220,000	870,000	930,000
Shares issued	2,950,000	9,875,000	190,000	260,000	—	1,060,000
Shares repurchased	(12,150,000)	(4,925,000)	(200,000)	(800,000)	(350,000)	(1,120,000)
End of year	12,075,000	21,275,000	670,000	680,000	520,000	870,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	93

Financial Highlights
MULTIFACTOR CONSUMER DISCRETIONARY ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$29.97	$33.73	$30.65	$28.04	$25.56
Net investment income[1]	0.17	0.41	0.37	0.32	0.51
Net realized and unrealized gain (loss) on investments	22.41	(3.76)	3.11	2.58	2.45
Total from investment operations	22.58	(3.35)	3.48	2.90	2.96
Less distributions
From net investment income	(0.25)	(0.41)	(0.40)	(0.29)	(0.48)
Net asset value, end of period	$52.30	$29.97	$33.73	$30.65	$28.04
Total return (%)[2]	75.70	(10.08)	11.57	10.37	11.78
Ratios and supplemental data
Net assets, end of period (in millions)	$50	$31	$42	$47	$31
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.73	0.73	0.85	1.07
Expenses including reductions	0.40	0.40	0.47	0.50	0.50
Net investment income	0.41	1.23	1.17	1.08	1.93
Portfolio turnover (%)[3]	17	20	42	9	16

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR CONSUMER STAPLES ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$27.84	$28.02	$25.35	$26.48	$25.14
Net investment income[1]	0.70	0.65	0.75	0.55	0.48
Net realized and unrealized gain (loss) on investments	6.89	(0.17)	2.66	(1.24)	1.21
Total from investment operations	7.59	0.48	3.41	(0.69)	1.69
Less distributions
From net investment income	(0.74)	(0.66)	(0.74)	(0.44)	(0.35)
Net asset value, end of period	$34.69	$27.84	$28.02	$25.35	$26.48
Total return (%)[2]	27.69	1.62	13.89	(2.67)	6.75
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$19	$29	$22	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.83	0.91	1.07	1.18
Expenses including reductions	0.40	0.40	0.47	0.50	0.50
Net investment income	2.25	2.27	2.87	2.05	1.86
Portfolio turnover (%)[3]	10	12	14	14	11

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
94	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17[1]
Per share operating performance
Net asset value, beginning of period	$24.33	$28.75	$30.68	$27.17	$24.54
Net investment income[2]	0.70	0.73	0.91	0.77	0.31
Net realized and unrealized gain (loss) on investments	8.99	(4.21)	(2.31)	3.43	2.32
Total from investment operations	9.69	(3.48)	(1.40)	4.20	2.63
Less distributions
From net investment income	(0.59)	(0.94)	(0.53)	(0.69)	—
Net asset value, end of period	$33.43	$24.33	$28.75	$30.68	$27.17
Total return (%)[3]	40.26	(12.57)	(4.54)	15.64	10.73[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$485	$433	$512	$68	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.43	0.52	0.55	0.80	0.99[5]
Expenses including reductions	0.39	0.45	0.45	0.45	0.45[5]
Net investment income	2.43	2.46	3.28	2.60	3.02[5]
Portfolio turnover (%)[6]	8	10	17	15	8

[1]	Period from 12-15-16 (commencement of operations) to 4-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR EMERGING MARKETS ETF

Period ended	4-30-21	4-30-20	4-30-19[1]
Per share operating performance
Net asset value, beginning of period	$21.61	$25.87	$25.00
Net investment income[2]	0.50	0.66	0.14
Net realized and unrealized gain (loss) on investments	9.57	(4.29)	0.78
Total from investment operations	10.07	(3.63)	0.92
Less distributions
From net investment income	(0.49)	(0.63)	(0.05)
Net asset value, end of period	$31.19	$21.61	$25.87
Total return (%)[3]	46.99	(14.44)	3.71[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$736	$685	$818
Ratios (as a percentage of average net assets):
Expenses before reductions	0.55	0.67	0.71[5]
Expenses including reductions	0.49	0.55	0.55[5]
Net investment income	1.89	2.69	0.97[5]
Portfolio turnover (%)[6]	25	22	3

[1]	Period from 9-27-18 (commencement of operations) to 4-30-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	95

MULTIFACTOR ENERGY ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$13.90	$26.78	$31.39	$27.42	$27.23
Net investment income[1]	0.43	1.35[2]	0.51	0.66[3]	0.42
Net realized and unrealized gain (loss) on investments	5.20	(12.80)	(4.59)	3.85	0.06
Total from investment operations	5.63	(11.45)	(4.08)	4.51	0.48
Less distributions
From net investment income	(0.49)	(1.43)	(0.53)	(0.54)	(0.29)
Net asset value, end of period	$19.04	$13.90	$26.78	$31.39	$27.42
Total return (%)[4]	41.67	(44.93)	(12.84)	16.69	1.73
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$15	$26	$37	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.05	0.86	1.07	1.15
Expenses including reductions	0.40	0.40	0.48	0.50	0.50
Net investment income	2.91	6.38[2]	1.72	2.35[3]	1.46
Portfolio turnover (%)[5]	37	22	25	16	30

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.82 and 3.84%, respectively.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.16 and 0.58%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR FINANCIALS ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$31.30	$38.10	$36.86	$31.48	$25.35
Net investment income[1]	0.69	0.70	0.57	0.45	0.38
Net realized and unrealized gain (loss) on investments	19.11	(6.64)	1.21	5.30	6.10
Total from investment operations	19.80	(5.94)	1.78	5.75	6.48
Less distributions
From net investment income	(0.72)	(0.86)	(0.54)	(0.37)	(0.35)
Net asset value, end of period	$50.38	$31.30	$38.10	$36.86	$31.48
Total return (%)[2]	64.14	(16.06)	5.15	18.33	25.78
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$30	$48	$69	$43
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.72	0.66	0.75	0.99
Expenses including reductions	0.40	0.40	0.47	0.50	0.50
Net investment income	1.82	1.86	1.57	1.26	1.32
Portfolio turnover (%)[3]	11	10	9	8	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
96	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR HEALTHCARE ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$36.93	$33.33	$31.14	$28.59	$25.77
Net investment income[1]	0.75	0.60	0.73	0.24	0.30
Net realized and unrealized gain (loss) on investments	9.81	3.91	1.71	2.62	2.72
Total from investment operations	10.56	4.51	2.44	2.86	3.02
Less distributions
From net investment income	(1.09)	(0.91)	(0.25)	(0.31)	(0.20)
Net asset value, end of period	$46.40	$36.93	$33.33	$31.14	$28.59
Total return (%)[2]	29.08	13.70	7.89	10.04	11.78
Ratios and supplemental data
Net assets, end of period (in millions)	$52	$43	$54	$41	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.68	0.66	0.86	1.06
Expenses including reductions	0.40	0.40	0.46	0.50	0.50
Net investment income	1.82	1.72	2.18	0.79	1.12
Portfolio turnover (%)[3]	11	10	21	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR INDUSTRIALS ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$31.78	$37.41	$33.75	$30.40	$25.37
Net investment income[1]	0.42	0.52	0.59	0.33	0.35
Net realized and unrealized gain (loss) on investments	19.70	(5.64)	3.69	3.33	4.94
Total from investment operations	20.12	(5.12)	4.28	3.66	5.29
Less distributions
From net investment income	(0.43)	(0.51)	(0.62)	(0.31)	(0.26)
Net asset value, end of period	$51.47	$31.78	$37.41	$33.75	$30.40
Total return (%)[2]	63.78	(13.92)	13.16	12.04	20.95
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$22	$32	$32	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.86	0.90	0.98	1.12
Expenses including reductions	0.40	0.40	0.47	0.50	0.50
Net investment income	1.01	1.42	1.70	0.98	1.24
Portfolio turnover (%)[3]	13	21	49	3	8

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	97

MULTIFACTOR LARGE CAP ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$36.16	$37.97	$34.52	$31.09	$26.69
Net investment income[1]	0.66	0.73	0.70	0.51	0.49
Net realized and unrealized gain (loss) on investments	17.30	(1.83)	3.25	3.42	4.31
Total from investment operations	17.96	(1.10)	3.95	3.93	4.80
Less distributions
From net investment income	(0.75)	(0.71)	(0.50)	(0.50)	(0.40)
Net asset value, end of period	$53.37	$36.16	$37.97	$34.52	$31.09
Total return (%)[2]	50.22	(3.04)	11.74	12.69	18.13
Ratios and supplemental data
Net assets, end of period (in millions)	$706	$789	$922	$401	$342
Ratios (as a percentage of average net assets):
Expenses before reductions	0.31	0.34	0.35	0.40	0.45
Expenses including reductions	0.29	0.33	0.34	0.35	0.35
Net investment income	1.50	1.92	1.96	1.53	1.67
Portfolio turnover (%)[3]	7	6	6	5	12

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MATERIALS ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$28.14	$32.51	$34.00	$30.85	$26.76
Net investment income[1]	0.63	0.58	0.55	0.44	0.44
Net realized and unrealized gain (loss) on investments	18.74	(4.31)	(1.54)	3.13	3.97
Total from investment operations	19.37	(3.73)	(0.99)	3.57	4.41
Less distributions
From net investment income	(0.61)	(0.64)	(0.50)	(0.42)	(0.32)
Net asset value, end of period	$46.90	$28.14	$32.51	$34.00	$30.85
Total return (%)[2]	69.61	(11.77)	(2.76)	11.62	16.58
Ratios and supplemental data
Net assets, end of period (in millions)	$27	$17	$23	$23	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	1.01	1.01	1.05	1.15
Expenses including reductions	0.40	0.40	0.47	0.50	0.50
Net investment income	1.71	1.82	1.68	1.32	1.51
Portfolio turnover (%)[3]	16	20	46	10	17

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
98	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

Period ended	4-30-21	4-30-20	4-30-19[1]
Per share operating performance
Net asset value, beginning of period	$25.12	$26.51	$25.00
Net investment income[2]	0.29	0.29	0.04
Net realized and unrealized gain (loss) on investments	13.45	(1.48)	1.47
Total from investment operations	13.74	(1.19)	1.51
Less distributions
From net investment income	(0.27)	(0.20)	—
Net asset value, end of period	$38.59	$25.12	$26.51
Total return (%)[3]	55.00	(4.60)	6.05[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$22	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	1.02	2.98[5]
Expenses including reductions	0.40	0.40	0.40[5]
Net investment income	0.91	1.07	1.29[5]
Portfolio turnover (%)[6]	20	19	0

[1]	Period from 3-12-19 (commencement of operations) to 4-30-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MID CAP ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$32.39	$36.60	$34.04	$30.65	$26.07
Net investment income[1]	0.39	0.48	0.53	0.34	0.33
Net realized and unrealized gain (loss) on investments	19.23	(4.29)	2.44	3.36	4.58
Total from investment operations	19.62	(3.81)	2.97	3.70	4.91
Less distributions
From net investment income	(0.47)	(0.40)	(0.41)	(0.31)	(0.33)
Net asset value, end of period	$51.54	$32.39	$36.60	$34.04	$30.65
Total return (%)[2]	61.03	(10.56)	8.98	12.11	18.96
Ratios and supplemental data
Net assets, end of period (in millions)	$2,163	$1,331	$1,030	$332	$170
Ratios (as a percentage of average net assets):
Expenses before reductions	0.42	0.43	0.45	0.52	0.61
Expenses including reductions	0.41	0.42	0.44	0.45	0.45
Net investment income	0.96	1.33	1.53	1.03	1.16
Portfolio turnover (%)[3]	20	11	13	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	99

MULTIFACTOR SMALL CAP ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18[1]
Per share operating performance
Net asset value, beginning of period	$21.77	$26.89	$25.69	$25.00
Net investment income[2]	0.36	0.33	0.29	0.13
Net realized and unrealized gain (loss) on investments	13.51	(5.13)	1.16	0.56
Total from investment operations	13.87	(4.80)	1.45	0.69
Less distributions
From net investment income	(0.34)	(0.32)	(0.25)	—
Net asset value, end of period	$35.30	$21.77	$26.89	$25.69
Total return (%)[3]	64.17	(18.07)	5.71	2.77[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$426	$463	$439	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	0.55	0.60	0.90[5,6]
Expenses including reductions	0.42	0.49	0.50	0.51[5,6]
Net investment income	1.31	1.30	1.13	1.05[5]
Portfolio turnover (%)[7]	56	36	33	17

[1]	Period from 11-8-17 (commencement of operations) to 4-30-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Certain expenses are presented unannualized due to the short reporting period.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR TECHNOLOGY ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$53.33	$50.65	$42.87	$35.10	$25.86
Net investment income[1]	0.54	0.69	0.43	0.28	0.34
Net realized and unrealized gain (loss) on investments	31.66	2.66	7.72	7.77	9.30
Total from investment operations	32.20	3.35	8.15	8.05	9.64
Less distributions
From net investment income	(0.72)	(0.67)	(0.37)	(0.28)	(0.40)
Net asset value, end of period	$84.81	$53.33	$50.65	$42.87	$35.10
Total return (%)[2]	60.79	6.65	19.25	23.02	37.66
Ratios and supplemental data
Net assets, end of period (in millions)	$57	$36	$62	$63	$42
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.66	0.64	0.74	1.00
Expenses including reductions	0.40	0.40	0.47	0.50	0.50
Net investment income	0.76	1.35	0.96	0.70	1.11
Portfolio turnover (%)[3]	12	21	27	7	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
100	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR UTILITIES ETF

Period ended	4-30-21	4-30-20	4-30-19	4-30-18	4-30-17
Per share operating performance
Net asset value, beginning of period	$29.26	$31.68	$27.45	$27.02	$24.86
Net investment income[1]	0.88	0.87	0.84	0.77	0.71
Net realized and unrealized gain (loss) on investments	4.23	(2.40)	4.05	0.34	1.94
Total from investment operations	5.11	(1.53)	4.89	1.11	2.65
Less distributions
From net investment income	(1.00)	(0.89)	(0.66)	(0.68)	(0.49)
Net asset value, end of period	$33.37	$29.26	$31.68	$27.45	$27.02
Total return (%)[2]	18.01	(5.16)	18.21	4.14	10.79
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$25	$29	$18	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.77	0.87	1.16	1.18
Expenses including reductions	0.40	0.40	0.46	0.50	0.50
Net investment income	2.89	2.66	2.86	2.78	2.77
Portfolio turnover (%)[3]	17	11	19	12	16

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	101

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, fifteen of which are presented in this report (the funds).
The investment objective of each fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of their respective Index as listed below:
Fund	Index
Multifactor Consumer Discretionary ETF	John Hancock Dimensional Consumer Discretionary Index
Multifactor Consumer Staples ETF	John Hancock Dimensional Consumer Staples Index
Multifactor Developed International ETF	John Hancock Dimensional Developed International Index
Multifactor Emerging Markets ETF	John Hancock Dimensional Emerging Markets Index
Multifactor Energy ETF	John Hancock Dimensional Energy Index
Multifactor Financials ETF	John Hancock Dimensional Financials Index
Multifactor Healthcare ETF	John Hancock Dimensional Healthcare Index
Multifactor Industrials ETF	John Hancock Dimensional Industrials Index
Multifactor Large Cap ETF	John Hancock Dimensional Large Cap Index
Multifactor Materials ETF	John Hancock Dimensional Materials Index
Multifactor Media and Communications ETF	John Hancock Dimensional Media and Communications Index
Multifactor Mid Cap ETF	John Hancock Dimensional Mid Cap Index
Multifactor Small Cap ETF	John Hancock Dimensional Small Cap Index
Multifactor Technology ETF	John Hancock Dimensional Technology Index
Multifactor Utilities ETF	John Hancock Dimensional Utilities Index
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds' Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded funds and closed-end funds, held by the funds are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds' Pricing Committee, following procedures established by the Board of Trustees. The funds may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds' own assumptions in determining
102	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds' investments as of April 30, 2021, by major security category or type:
	Total value at 4-30-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Consumer Discretionary ETF
Investments in securities:
Assets
Common stocks	$49,683,666	$49,683,666	—	—
Short-term investments	128,929	128,929	—	—
Total investments in securities	$49,812,595	$49,812,595	—	—

Multifactor Consumer Staples ETF
Investments in securities:
Assets
Common stocks	$21,836,742	$21,836,742	—	—
Short-term investments	177,394	177,394	—	—
Total investments in securities	$22,014,136	$22,014,136	—	—

Multifactor Developed International ETF
Investments in securities:
Assets
Common stocks
Australia	$34,243,724	$34,243,724	—	—
Austria	705,731	705,731	—	—
Belgium	4,857,511	4,857,511	—	—
Chile	240,905	240,905	—	—
Czech Republic	217,587	217,587	—	—
Denmark	12,613,173	12,613,173	—	—
Finland	6,574,549	6,574,549	—	—
France	48,618,408	48,618,408	—	—
Germany	40,930,813	40,930,813	—	—
Hong Kong	14,353,845	14,353,845	—	—
Ireland	4,791,377	4,791,377	—	—
Isle of Man	636,149	636,149	—	—
Israel	1,937,846	1,937,846	—	—
Italy	9,581,944	9,581,944	—	—
Japan	120,367,163	120,367,163	—	—
Jordan	219,184	219,184	—	—
Luxembourg	1,206,453	1,206,453	—	—
Macau	245,150	245,150	—	—
Mexico	104,407	104,407	—	—
Netherlands	24,324,904	24,324,904	—	—
New Zealand	1,198,309	1,198,309	—	—
Norway	2,817,948	2,817,948	—	—
Portugal	580,066	580,066	—	—
Singapore	7,232,206	7,232,206	—	—
Spain	11,335,859	11,335,859	—	—
Sweden	16,063,437	16,063,437	—	—
Switzerland	44,464,122	44,464,122	—	—
United Arab Emirates	1,869	—	$1,869	—
United Kingdom	64,425,682	64,425,682	—	—
United States	62,064	62,064	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	103

	Total value at 4-30-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Developed International ETF (continued)
Preferred securities	$3,262,217	$3,262,217	—	—
Short-term investments	12,815,677	12,815,677	—	—
Total investments in securities	$491,030,279	$491,028,410	$1,869	—

Multifactor Emerging Markets ETF
Investments in securities:
Assets
Common stocks	$727,676,247	$727,676,247	—	—
Preferred securities	8,993,390	8,993,390	—	—
Investment companies	120,451	120,451	—	—
Warrants	5,285	5,285	—	—
Short-term investments	1,394,047	1,394,047	—	—
Total investments in securities	$738,189,420	$738,189,420	—	—

Multifactor Energy ETF
Investments in securities:
Assets
Common stocks	$20,536,525	$20,536,525	—	—
Short-term investments	49,215	49,215	—	—
Total investments in securities	$20,585,740	$20,585,740	—	—

Multifactor Financials ETF
Investments in securities:
Assets
Common stocks	$37,242,859	$37,242,859	—	—
Short-term investments	77,248	77,248	—	—
Total investments in securities	$37,320,107	$37,320,107	—	—

Multifactor Healthcare ETF
Investments in securities:
Assets
Common stocks	$51,944,903	$51,944,903	—	—
Short-term investments	57,576	57,576	—	—
Total investments in securities	$52,002,479	$52,002,479	—	—

Multifactor Industrials ETF
Investments in securities:
Assets
Common stocks	$50,935,253	$50,935,253	—	—
Short-term investments	71,802	71,802	—	—
Total investments in securities	$51,007,055	$51,007,055	—	—

Multifactor Large Cap ETF
Investments in securities:
Assets
Common stocks	$705,307,555	$705,307,555	—	—
Short-term investments	689,040	689,040	—	—
Total investments in securities	$705,996,595	$705,996,595	—	—

Multifactor Materials ETF
Investments in securities:
Assets
Common stocks	$27,186,877	$27,186,877	—	—
104	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

	Total value at 4-30-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Materials ETF (continued)
Short-term investments	$56,333	$56,333	—	—
Total investments in securities	$27,243,210	$27,243,210	—	—

Multifactor Media and Communications ETF
Investments in securities:
Assets
Common stocks	$31,247,669	$31,247,669	—	—
Short-term investments	21,616	21,616	—	—
Total investments in securities	$31,269,285	$31,269,285	—	—

Multifactor Mid Cap ETF
Investments in securities:
Assets
Common stocks	$2,162,057,110	$2,162,057,110	—	—
Short-term investments	5,087,637	5,087,637	—	—
Total investments in securities	$2,167,144,747	$2,167,144,747	—	—

Multifactor Small Cap ETF
Investments in securities:
Assets
Common stocks	$426,108,578	$426,108,578	—	—
Short-term investments	1,285,391	1,285,391	—	—
Total investments in securities	$427,393,969	$427,393,969	—	—

Multifactor Technology ETF
Investments in securities:
Assets
Common stocks	$56,794,488	$56,794,488	—	—
Short-term investments	155,842	155,842	—	—
Total investments in securities	$56,950,330	$56,950,330	—	—

Multifactor Utilities ETF
Investments in securities:
Assets
Common stocks	$17,333,781	$17,333,781	—	—
Short-term investments	61,327	61,327	—	—
Total investments in securities	$17,395,108	$17,395,108	—	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds will invest their cash collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue,
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	105

type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at April 30, 2021:
Fund	Market value of securities on loan	Cash collateral received
Multifactor Consumer Discretionary ETF	$418,689	$67,416
Multifactor Consumer Staples ETF	127,170	133,367
Multifactor Developed International ETF	12,496,037	9,834,532
Multifactor Emerging Markets ETF	5,898,202	1,167,139
Multifactor Financials ETF	71,543	17,010
Multifactor Healthcare ETF	358,156	—
Multifactor Industrials ETF	26,514	2,898
Multifactor Large Cap ETF	984,774	378,684
Multifactor Materials ETF	128,449	—
Multifactor Media and Communications ETF	476,550	—
Multifactor Mid Cap ETF	11,253,638	3,527,279
Multifactor Small Cap ETF	1,475,203	919,847
Multifactor Technology ETF	88,323	60,853
In addition, non-cash collateral in the form of U.S. Treasuries was pledged to the funds listed below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds’ net assets.
Fund	Non-cash collateral
Multifactor Consumer Discretionary ETF	$ 369,573
Multifactor Developed International ETF	3,514,060
Multifactor Emerging Markets ETF	5,225,249
Multifactor Financials ETF	56,297
Multifactor Healthcare ETF	365,062
Multifactor Industrials ETF	24,790
Multifactor Large Cap ETF	644,103
Multifactor Materials ETF	128,437
Multifactor Media and Communications ETF	499,146
Multifactor Mid Cap ETF	8,113,002
Multifactor Small Cap ETF	606,788
Multifactor Technology ETF	32,874
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People's Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the funds' performance.
106	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds' custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the funds and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended April 30, 2021, the funds had no borrowings under the line of credit.
Commitment fees, including upfront fees, for the year ended April 30, 2021 were as follows:
Fund	Commitment fee
Multifactor Consumer Discretionary ETF	$5,838
Multifactor Consumer Staples ETF	5,762
Multifactor Developed International ETF	7,934
Multifactor Emerging Markets ETF	9,085
Multifactor Energy ETF	5,712
Multifactor Financials ETF	5,781
Multifactor Healthcare ETF	5,871
Multifactor Industrials ETF	5,836
Multifactor Large Cap ETF	10,130
Multifactor Materials ETF	5,759
Multifactor Media and Communications ETF	5,783
Multifactor Mid Cap ETF	13,762
Multifactor Small Cap ETF	8,140
Multifactor Technology ETF	5,859
Multifactor Utilities ETF	5,759
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2021, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2021:
	No Expiration Date
Fund	Short Term	Long Term
Multifactor Consumer Discretionary ETF	$2,109,941	$3,053,191
Multifactor Consumer Staples ETF	950,177	298,552
Multifactor Developed International ETF	8,422,763	15,307,607
Multifactor Emerging Markets ETF	11,265,446	10,606,393
Multifactor Energy ETF	3,758,771	4,729,145
Multifactor Financials ETF	1,935,386	846,270
Multifactor Healthcare ETF	1,882,988	2,174,328
Multifactor Industrials ETF	1,316,979	1,740,836
Multifactor Large Cap ETF	12,297,454	21,075,305
Multifactor Materials ETF	1,036,832	997,782
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	107

	No Expiration Date
Fund	Short Term	Long Term
Multifactor Media and Communications ETF	$940,175	$262,550
Multifactor Mid Cap ETF	45,557,354	15,505,463
Multifactor Small Cap ETF	34,880,742	26,025,952
Multifactor Technology ETF	1,762,179	772,726
Multifactor Utilities ETF	1,469,128	467,160
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of April 30, 2021, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2021, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Consumer Discretionary ETF	$37,635,326	$12,717,501	$(540,232)	$12,177,269
Multifactor Consumer Staples ETF	19,353,113	2,952,695	(291,672)	2,661,023
Multifactor Developed International ETF	409,942,863	98,896,680	(17,809,264)	81,087,416
Multifactor Emerging Markets ETF	586,888,773	187,594,278	(36,293,631)	151,300,647
Multifactor Energy ETF	21,565,615	1,106,432	(2,086,307)	(979,875)
Multifactor Financials ETF	29,876,324	7,650,987	(207,204)	7,443,783
Multifactor Healthcare ETF	41,457,377	11,230,735	(685,633)	10,545,102
Multifactor Industrials ETF	40,161,182	11,094,937	(249,064)	10,845,873
Multifactor Large Cap ETF	547,323,724	176,334,160	(17,661,289)	158,672,871
Multifactor Materials ETF	19,936,395	7,306,815	—	7,306,815
Multifactor Media and Communications ETF	25,212,528	6,532,715	(475,958)	6,056,757
Multifactor Mid Cap ETF	1,624,102,878	564,584,117	(21,542,248)	543,041,869
Multifactor Small Cap ETF	337,862,636	96,196,738	(6,665,405)	89,531,333
Multifactor Technology ETF	39,321,685	17,854,883	(226,238)	17,628,645
Multifactor Utilities ETF	17,266,599	1,023,747	(895,238)	128,509
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends at least semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended April 30, 2021 was as follows:
Fund	Ordinary Income
Multifactor Consumer Discretionary ETF	$247,807
Multifactor Consumer Staples ETF	558,496
Multifactor Developed International ETF	9,397,948
Multifactor Emerging Markets ETF	13,029,002
Multifactor Energy ETF	500,319
Multifactor Financials ETF	551,255
Multifactor Healthcare ETF	1,198,927
Multifactor Industrials ETF	366,029
Multifactor Large Cap ETF	15,992,156
Multifactor Materials ETF	388,841
Multifactor Media and Communications ETF	245,994
Multifactor Mid Cap ETF	19,552,628
Multifactor Small Cap ETF	6,392,741
Multifactor Technology ETF	476,955
Multifactor Utilities ETF	763,275
The tax character of distributions for the year ended April 30, 2020 was as follows:
Fund	Ordinary Income
Multifactor Consumer Discretionary ETF	$485,939
Multifactor Consumer Staples ETF	655,650
108	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Fund	Ordinary Income
Multifactor Developed International ETF	$16,526,310
Multifactor Emerging Markets ETF	19,729,767
Multifactor Energy ETF	1,221,422
Multifactor Financials ETF	867,642
Multifactor Healthcare ETF	1,306,455
Multifactor Industrials ETF	372,367
Multifactor Large Cap ETF	16,652,227
Multifactor Materials ETF	400,889
Multifactor Media and Communications ETF	159,184
Multifactor Mid Cap ETF	14,393,874
Multifactor Small Cap ETF	5,745,267
Multifactor Technology ETF	628,863
Multifactor Utilities ETF	922,136
As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income
Multifactor Consumer Discretionary ETF	$25,669
Multifactor Consumer Staples ETF	135,637
Multifactor Developed International ETF	5,848,986
Multifactor Emerging Markets ETF	3,725,827
Multifactor Energy ETF	122,260
Multifactor Financials ETF	159,500
Multifactor Healthcare ETF	104,339
Multifactor Industrials ETF	93,862
Multifactor Large Cap ETF	2,434,792
Multifactor Materials ETF	97,430
Multifactor Media and Communications ETF	94,697
Multifactor Mid Cap ETF	2,865,821
Multifactor Small Cap ETF	1,404,006
Multifactor Technology ETF	105,608
Multifactor Utilities ETF	105,244
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, redemptions-in-kind and investments in passive foreign investment companies.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	109

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Funds' investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended April 30, 2021. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
Multifactor Consumer Discretionary ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $166,000, as measured during the period
Multifactor Consumer Staples ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $35,000, as measured during the period
Multifactor Developed International ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $28.2 million, as measured during the period
Multifactor Emerging Markets ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $27.6 million, as measured during the period
Multifactor Energy ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $371,000
Multifactor Financials ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $76,000, as measured during the period
Multifactor Healthcare ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $130,000
Multifactor Industrials ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $39,000, as measured during the period
Multifactor Large Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $290,000
Multifactor Materials ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $57,000, as measured during the period
Multifactor Media and Communications ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $15,000
Multifactor Mid Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $2.3 million
Multifactor Small Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $1.9 million, as measured during the period
Multifactor Technology ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $124,000, as measured during the period
Multifactor Utilities ETF	The fund used futures contracts to gain exposure to certain securities markets and manage against changes in certain securities markets. As of April 30, 2021, there were no open futures contracts.	Up to $118,000, as measured during the period
110	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2021:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Consumer Discretionary ETF	Equity	$496
Multifactor Consumer Staples ETF	Equity	$434
Multifactor Developed International ETF	Equity	$224,994
Multifactor Emerging Markets ETF	Equity	$382,564
Multifactor Energy ETF	Equity	$9,488
Multifactor Financials ETF	Equity	$2,220
Multifactor Healthcare ETF	Equity	$(2,748)
Multifactor Industrials ETF	Equity	$895
Multifactor Large Cap ETF	Equity	$137,631
Multifactor Materials ETF	Equity	$1,864
Multifactor Media and Communications ETF	Equity	$477
Multifactor Mid Cap ETF	Equity	$115,428
Multifactor Small Cap ETF	Equity	$97,134
Multifactor Technology ETF	Equity	$1,885
Multifactor Utilities ETF	Equity	$8,606
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2021:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts
Multifactor Large Cap ETF	Equity	$(54,691)
	Total	$(54,691)
Multifactor Media and Communications ETF	Equity	$(400)
	Total	$(400)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The funds are not responsible for payment of the subadvisory fees.
The management fee structure is as follows:
Fund	Average daily net assets
Multifactor Consumer Discretionary ETF	0.380%
Multifactor Consumer Staples ETF	0.380%
Multifactor Developed International ETF	0.350%
Multifactor Emerging Markets ETF	0.440%
Multifactor Energy ETF	0.380%
Multifactor Financials ETF	0.380%
Fund	Average daily net assets
Multifactor Healthcare ETF	0.380%
Multifactor Industrials ETF	0.380%
Multifactor Large Cap ETF	0.260%
Multifactor Materials ETF	0.380%
Multifactor Media and Communications ETF	0.380%
Multifactor Mid Cap ETF	0.370%

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Fund	Average daily net assets
Multifactor Small Cap ETF	0.390%
Multifactor Technology ETF	0.380%
Fund	Average daily net assets
Multifactor Utilities ETF	0.380%
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make a payment to each fund, in an amount equal to the amount by which expenses of the fund exceed the following:
Fund	Expense limitation as a percentage of average net assets
Multifactor Consumer Discretionary ETF	0.40%
Multifactor Consumer Staples ETF	0.40%
Multifactor Developed International ETF	0.39%
Multifactor Emerging Markets ETF	0.49%
Multifactor Energy ETF	0.40%
Multifactor Financials ETF	0.40%
Multifactor Healthcare ETF	0.40%
Multifactor Industrials ETF	0.40%
Fund	Expense limitation as a percentage of average net assets
Multifactor Large Cap ETF	0.29%
Multifactor Materials ETF	0.40%
Multifactor Media and Communications ETF	0.40%
Multifactor Mid Cap ETF	0.42%
Multifactor Small Cap ETF	0.42%
Multifactor Technology ETF	0.40%
Multifactor Utilities ETF	0.40%

Expenses means all the expenses of the funds, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The funds' expense limitation agreement expires on August 31, 2021, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the year ended April 30, 2021.
Fund	Expense reimbursement
Multifactor Consumer Discretionary ETF	$124,295
Multifactor Consumer Staples ETF	122,235
Multifactor Developed International ETF	175,992
Multifactor Emerging Markets ETF	395,103
Multifactor Energy ETF	120,793
Multifactor Financials ETF	121,855
Multifactor Healthcare ETF	125,848
Multifactor Industrials ETF	122,242
Fund	Expense reimbursement
Multifactor Large Cap ETF	$204,474
Multifactor Materials ETF	120,239
Multifactor Media and Communications ETF	104,353
Multifactor Mid Cap ETF	133,820
Multifactor Small Cap ETF	148,768
Multifactor Technology ETF	124,271
Multifactor Utilities ETF	121,321

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2021, were equivalent to a net annual effective rate of the funds' average daily net assets:
Fund	Net Annual Effective Rate
Multifactor Consumer Discretionary ETF	0.07%
Multifactor Consumer Staples ETF	0.00%
Multifactor Developed International ETF	0.31%
Multifactor Emerging Markets ETF	0.38%
Multifactor Energy ETF	0.00%
Multifactor Financials ETF	0.00%
Multifactor Healthcare ETF	0.11%
Multifactor Industrials ETF	0.05%
Fund	Net Annual Effective Rate
Multifactor Large Cap ETF	0.24%
Multifactor Materials ETF	0.00%
Multifactor Media and Communications ETF	0.01%
Multifactor Mid Cap ETF	0.36%
Multifactor Small Cap ETF	0.36%
Multifactor Technology ETF	0.11%
Multifactor Utilities ETF	0.00%

112	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended April 30, 2021, amounted to an annual rate of 0.02% of the funds' average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
Each fund will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF issue and redeem shares at NAV in creation units of 25,000 shares. Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Media and Communications ETF, Multifactor Technology ETF, and Multifactor Utilities ETF issue and redeem shares at NAV in creation units of 10,000 shares. Multifactor Developed International ETF and Multifactor Emerging Markets ETF issue and redeem shares at NAV in creation units of 100,000 shares.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the year ending April 30, 2021, such variable charges were $(4,879) and $275,894 for Multifactor Developed International ETF and Multifactor Emerging Markets ETF, respectively. These charges are included in shares sold or repurchased on the Statements of Changes in Net Assets.
Affiliates of the funds or the Advisor owned the following percentage of shares outstanding on April 30, 2021:
Fund	% by Fund
Multifactor Consumer Discretionary ETF	62%
Multifactor Consumer Staples ETF	62%
Multifactor Energy ETF	49%
Multifactor Industrials ETF	36%
Multifactor Materials ETF	81%
Multifactor Media and Communications ETF	83%
Multifactor Utilities ETF	70%
Such concentration of shareholders’ capital could have a material effect on a fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, are aggregated below for the year ended April 30, 2021. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2021:
	Purchases		Sales and maturities
Fund	In-kind transactions	Other issuers	In-kind transactions	Other issuers
Multifactor Consumer Discretionary ETF	$20,044,458	$6,917,781	$22,902,123	$7,310,663
Multifactor Consumer Staples ETF	5,493,552	2,194,035	7,592,752	2,348,331
Multifactor Developed International ETF	—	87,121,870	148,423,657	35,677,685
Multifactor Emerging Markets ETF	2,250,940	171,407,587	148,211,796	234,704,449
Multifactor Energy ETF	5,745,876	5,689,421	4,476,765	5,586,132
Multifactor Financials ETF	5,837,715	3,131,553	12,282,976	3,566,082
Multifactor Healthcare ETF	12,775,295	5,273,277	14,538,770	5,767,976
Multifactor Industrials ETF	25,787,013	4,892,381	14,159,768	5,045,843
Multifactor Large Cap ETF	183,761,347	54,629,863	604,189,618	58,423,440
Multifactor Materials ETF	3,963,752	3,588,777	5,591,958	3,663,407
Multifactor Media and Communications ETF	11,312,808	5,670,283	14,465,312	5,930,315
Multifactor Mid Cap ETF	431,140,041	334,387,554	356,721,893	375,531,188
Multifactor Small Cap ETF	86,145,849	268,224,699	355,039,448	283,313,246
Multifactor Technology ETF	14,154,955	5,663,674	14,077,753	6,065,231
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	113

	Purchases		Sales and maturities
Fund	In-kind transactions	Other issuers	In-kind transactions	Other issuers
Multifactor Utilities ETF	—	$3,820,985	$10,752,241	$3,849,428
Note 8—Industry or sector risk
Certain funds generally invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 9—Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds' net assets. At April 30, 2021, funds within the John Hancock group of funds complex had the following affiliate ownership as a percentage of the funds’ net assets (funds with an affiliate ownership of 5% or more are disclosed separately):
Fund	Affiliated fund	Affiliated Concentration
Multifactor Developed International ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	48.53%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	21.95%
	Other affiliated funds	3.33%
	Total	73.81%
Multifactor Emerging Markets ETF	John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.88%
	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	21.35%
	John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	16.33%
	John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	10.95%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	10.30%
	Other affiliated funds	5.72%
	Total	92.53%
Multifactor Mid Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	8.01%
	Other affiliated funds	5.70%
	Total	13.71%
Multifactor Small Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	37.84%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	17.95%
	Other affiliated funds	4.62%
	Total	60.41%
Note 10—Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Consumer Discretionary ETF
John Hancock Collateral Trust*	6,737	$645,028	$5,539,729	$(6,117,483)	$309	$(179)	$3,004	—	$67,404
Multifactor Consumer Staples ETF
John Hancock Collateral Trust*	13,330	—	$1,518,938	$(1,385,553)	$(19)	$(8)	$294	—	$133,358
Multifactor Developed International ETF
John Hancock Collateral Trust*	983,528	$10,542,966	$70,443,725	$(71,146,692)	$3,194	$(3,386)	$67,319	—	$9,839,807
114	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Emerging Markets ETF
John Hancock Collateral Trust*	116,460	$6,738,757	$32,732,567	$(38,305,770)	$2,291	$(2,705)	$64,416	—	$1,165,140
Multifactor Energy ETF
John Hancock Collateral Trust*	—	$59,622	$537,627	$(597,252)	$17	$(14)	$445	—	—
Multifactor Financials ETF
John Hancock Collateral Trust*	1,700	$35,481	$545,287	$(563,737)	$(14)	$(8)	$612	—	$17,009
Multifactor Healthcare ETF
John Hancock Collateral Trust*	—	$183,786	$2,589,918	$(2,773,635)	$(7)	$(62)	$755	—	—
Multifactor Industrials ETF
John Hancock Collateral Trust*	290	$95,357	$1,049,918	$(1,142,359)	$2	$(20)	$1,304	—	$2,898
Multifactor Large Cap ETF
John Hancock Collateral Trust*	37,519	$1,882,757	$21,915,291	$(23,422,434)	$723	$(978)	$24,356	—	$375,359
Multifactor Materials ETF
John Hancock Collateral Trust*	—	—	$951,562	$(951,474)	$(88)	—	$4,280	—	—
Multifactor Media and Communications ETF
John Hancock Collateral Trust*	—	$150,711	$4,842,042	$(4,992,785)	$61	$(29)	$5,522	—	—
Multifactor Mid Cap ETF
John Hancock Collateral Trust*	352,020	$9,727,116	$96,840,197	$(103,043,185)	$1,388	$(3,692)	$100,794	—	$3,521,824
Multifactor Small Cap ETF
John Hancock Collateral Trust*	91,985	$12,670,705	$109,493,465	$(121,241,427)	$3,017	$(5,491)	$57,371	—	$920,269
Multifactor Technology ETF
John Hancock Collateral Trust*	6,080	$149,493	$4,373,433	$(4,461,988)	$(64)	$(43)	$839	—	$60,831

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	115

Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
116	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Large Cap ETF, Multifactor Materials ETF, Multifactor Media and Communications ETF, Multifactor Mid Cap ETF, Multifactor Small Cap ETF, Multifactor Technology ETF, and Multifactor Utilities ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of each of the funds listed in the table below (15 of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual fund comprising the John Hancock Exchange-Traded Fund Trust	Statement of operations	Statements of changes in net assets	Financial Highlights
Multifactor Consumer Discretionary ETF
Multifactor Financials ETF
Multifactor Healthcare ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Technology ETF
Multifactor Consumer Staples ETF
Multifactor Energy ETF
Multifactor Industrials ETF
Multifactor Materials ETF
Multifactor Utilities ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018, and 2017
Multifactor Developed International ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018, and for the period December 15, 2016 (commencement of operations) through April 30, 2017
Multifactor Small Cap ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, and for the period November 8, 2017 (commencement of operations) through April 30, 2018
Multifactor Emerging Markets ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the year ended April 30, 2021, 2020, and for the period September 27, 2018 (commencement of operations) through April 30, 2019
Multifactor Media and Communications ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the year ended April 30, 2021, 2020, and for the period March 12, 2019 (commencement of operations) through April 30, 2019
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	117

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts June 7, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
118	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2021.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Fund	Foreign sourced income	Foreign tax credit
Multifactor Developed International ETF	$14,058,594	$1,019,967
Multifactor Emerging Markets ETF	19,889,188	3,137,738
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	119

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multifactor Consumer Discretionary ETF, John Hancock Multifactor Consumer Staples ETF, John Hancock Multifactor Developed International ETF, John Hancock Multifactor Emerging Markets ETF, John Hancock Multifactor Energy ETF, John Hancock Multifactor Financials ETF, John Hancock Multifactor Healthcare ETF, John Hancock Multifactor Industrials ETF, John Hancock Multifactor Large Cap ETF, John Hancock Multifactor Materials ETF, John Hancock Multifactor Media and Communications ETF, John Hancock Multifactor Mid Cap ETF, John Hancock Multifactor Small Cap ETF, John Hancock Multifactor Technology ETF, and John Hancock Multifactor Utilities ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor(s), Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
120	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2015	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2015	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2015	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2015	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2015	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2015	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	121

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,2,* Born: 1960	2020	191
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
122	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	123

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Joseph F. Hohn
Joel P. Schneider
Andres Torres
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
124	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multifactor ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETFA 4/2021
6/2021

Annual report
John Hancock
Corporate Bond ETF
ETF
April 30, 2021

A message to shareholders
Dear shareholder,
While the stock market rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended April 30, 2021, the results in the bond market have been much more mixed. Overall, the bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Corporate Bond ETF

2	Portfolio summary
3	Your expenses
5	Fund's investments
9	Financial statements
12	Financial highlights
13	Notes to financial statements
18	Report of independent registered public accounting firm
19	Tax information
20	Evaluation of advisory and subadvisory agreements by the Board of Trustees
25	Trustees and Officers
29	More information
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	1

Portfolio summary
SECTOR COMPOSITION AS OF 4/30/2021 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-21 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on March 30, 2021, with the same investment held until April 30, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2021, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2020, with the same investment held until April 30, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	3

able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2020	Ending value on 4-30-2021	Expenses paid during 4-30-2021[1]	Annualized expense ratio
Actual expenses/actual returns[2]	$1,000.00	$1,011.00	$0.25	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.45	0.29%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[2]	The inception date for fund is 03-30-21. Actual Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/ 365 (to reflect the period).
4	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

Fund’s investments
AS OF 4-30-21
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 98.6%				$19,904,699
(Cost $19,724,139)
Communication services 11.3%				2,277,513
Diversified telecommunication services 4.1%
AT&T, Inc.	3.100	02-01-43	330,000	305,276
Level 3 Financing, Inc. (A)	3.400	03-01-27	200,000	212,250
Verizon Communications, Inc.	2.650	11-20-40	330,000	305,733
Entertainment 1.0%
The Walt Disney Company	1.750	01-13-26	200,000	205,609
Media 4.2%
Charter Communications Operating LLC	3.500	06-01-41	420,000	404,022
Comcast Corp.	3.750	04-01-40	400,000	441,294
Wireless telecommunication services 2.0%
T-Mobile USA, Inc. (A)	2.550	02-15-31	410,000	403,329
Consumer discretionary 9.7%				1,953,737
Automobiles 2.5%
General Motors Financial Company, Inc.	2.700	08-20-27	290,000	298,594
Hyundai Capital America (A)	2.375	10-15-27	200,000	201,776
Hotels, restaurants and leisure 4.1%
Booking Holdings, Inc.	4.625	04-13-30	200,000	234,407
Expedia Group, Inc.	3.250	02-15-30	300,000	304,540
Marriott International, Inc.	4.625	06-15-30	260,000	291,918
Internet and direct marketing retail 2.0%
Amazon.com, Inc.	2.500	06-03-50	440,000	395,466
Multiline retail 1.1%
Dollar Tree, Inc.	4.200	05-15-28	200,000	227,036
Consumer staples 1.1%				230,651
Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	200,000	230,651
Energy 10.2%				2,064,125
Oil, gas and consumable fuels 10.2%
Aker BP ASA (A)	3.750	01-15-30	300,000	312,277
Cenovus Energy, Inc.	5.400	06-15-47	200,000	227,458
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	280,000	308,787
Energy Transfer LP	5.250	04-15-29	200,000	229,389
Kinder Morgan, Inc.	3.600	02-15-51	200,000	191,736
MPLX LP	4.000	03-15-28	270,000	298,112
Sabine Pass Liquefaction LLC	4.200	03-15-28	270,000	299,044
The Williams Companies, Inc.	2.600	03-15-31	200,000	197,322
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	5

	Rate (%)	Maturity date	Par value^	Value
Financials 27.2%				$5,493,515
Banks 17.4%
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	490,000	493,035
Barclays PLC	4.375	01-12-26	400,000	448,447
Citigroup, Inc. (2.976% to 11-5-29, then SOFR + 1.422%)	2.976	11-05-30	400,000	416,790
Citizens Financial Group, Inc.	3.250	04-30-30	400,000	426,985
JPMorgan Chase & Co. (2.739% to 10-15-29, then SOFR + 1.510%)	2.739	10-15-30	400,000	410,363
Lloyds Banking Group PLC	4.450	05-08-25	400,000	449,074
Santander Holdings USA, Inc.	4.400	07-13-27	400,000	445,441
Wells Fargo & Company (2.879% to 10-30-29, then SOFR + 1.432%)	2.879	10-30-30	400,000	415,131
Capital markets 5.5%
Ares Capital Corp.	3.875	01-15-26	200,000	213,435
Morgan Stanley (3.772% to 1-24-28, then 3 month LIBOR + 1.140%)	3.772	01-24-29	450,000	496,755
The Goldman Sachs Group, Inc. (1.431% to 3-9-26, then SOFR + 0.798%)	1.431	03-09-27	400,000	398,438
Diversified financial services 1.1%
Jefferies Group LLC	4.150	01-23-30	200,000	221,323
Insurance 3.2%
Brighthouse Financial, Inc.	3.700	06-22-27	200,000	216,359
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	200,000	211,895
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	200,000	230,044
Health care 7.9%				1,599,968
Biotechnology 1.0%
AbbVie, Inc.	3.200	11-21-29	200,000	213,793
Health care providers and services 4.9%
AmerisourceBergen Corp.	3.450	12-15-27	200,000	219,011
CVS Health Corp.	3.875	07-20-25	320,000	354,550
HCA, Inc.	4.125	06-15-29	200,000	222,294
Universal Health Services, Inc. (A)	2.650	10-15-30	200,000	194,496
Pharmaceuticals 2.0%
Royalty Pharma PLC (A)	1.750	09-02-27	200,000	197,043
Viatris, Inc. (A)	4.000	06-22-50	200,000	198,781
Industrials 4.8%				962,482
Aerospace and defense 1.0%
The Boeing Company	3.750	02-01-50	210,000	204,400
Airlines 1.1%
Delta Air Lines, Inc. (A)	4.500	10-20-25	200,000	214,530
6	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Industrial conglomerates 1.7%
General Electric Company	4.250	05-01-40	300,000	$335,257
Trading companies and distributors 1.0%
Air Lease Corp.	2.875	01-15-26	200,000	208,295
Information technology 12.4%				2,503,513
IT services 1.0%
Visa, Inc.	2.700	04-15-40	200,000	198,547
Semiconductors and semiconductor equipment 4.7%
Broadcom, Inc. (A)	2.450	02-15-31	210,000	200,300
Micron Technology, Inc.	4.185	02-15-27	200,000	224,803
NVIDIA Corp.	2.850	04-01-30	300,000	318,194
NXP BV (A)	3.400	05-01-30	200,000	213,876
Software 3.6%
Microsoft Corp.	2.525	06-01-50	430,000	400,442
Oracle Corp.	2.500	04-01-25	300,000	315,457
Technology hardware, storage and peripherals 3.1%
Apple, Inc.	0.700	02-08-26	400,000	395,072
Dell International LLC (A)	5.300	10-01-29	200,000	236,822
Materials 3.1%				621,824
Chemicals 1.0%
Nutrition & Biosciences, Inc. (A)	1.832	10-15-27	200,000	197,587
Construction materials 1.1%
Vulcan Materials Company	3.500	06-01-30	200,000	217,665
Metals and mining 1.0%
Newmont Corp.	2.800	10-01-29	200,000	206,572
Real estate 5.7%				1,145,045
Equity real estate investment trusts 5.7%
American Tower Corp.	3.800	08-15-29	200,000	220,124
CyrusOne LP	2.150	11-01-30	210,000	196,529
Equinix, Inc.	1.000	09-15-25	200,000	197,258
GLP Capital LP	5.375	04-15-26	200,000	226,246
Host Hotels & Resorts LP	3.375	12-15-29	300,000	304,888
Utilities 5.2%				1,052,326
Electric utilities 4.0%
NextEra Energy Capital Holdings, Inc.	2.750	11-01-29	250,000	259,916
NRG Energy, Inc. (A)	4.450	06-15-29	270,000	295,705
Vistra Operations Company LLC (A)	4.300	07-15-29	250,000	262,986
Multi-utilities 1.2%
CenterPoint Energy Resources Corp.	1.750	10-01-30	250,000	233,719

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	7

	Yield (%)	Shares	Value
Short-term investments 0.6%			$127,584
(Cost $127,584)
Short-term funds 0.6%			127,584
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0259(B)	127,584	127,584

Total investments (Cost $19,851,723) 99.2%	$20,032,283
Other assets and liabilities, net 0.8%	154,005
Total net assets 100.0%	$20,186,288

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,571,802 or 17.7% of the fund's net assets as of 4-30-21.
(B)	The rate shown is the annualized seven-day yield as of 4-30-21.
At 4-30-21, the aggregate cost of investments for federal income tax purposes was $19,862,630. Net unrealized appreciation aggregated to $169,653, of which $177,152 related to gross unrealized appreciation and $7,499 related to gross unrealized depreciation.
8	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-21

Assets
Unaffiliated investments, at value (Cost $19,851,723)	$20,032,283
Interest receivable	157,831
Receivable from affiliates	25,781
Other assets	25,240
Total assets	20,241,135
Liabilities
Payable to affiliates
Accounting and legal services fees	348
Other liabilities and accrued expenses	54,499
Total liabilities	54,847
Net assets	$20,186,288
Net assets consist of
Paid-in capital	$19,999,684
Total distributable earnings (loss)	186,604
Net assets	$20,186,288

Net asset value per share
Based on 800,000 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$25.23
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Corporate Bond ETF	9

STATEMENT OF OPERATIONS For the period ended  4-30-211

Investment income
Interest	$43,828
Expenses
Investment management fees	3,982
Accounting and legal services fees	348
Custodian fees	598
Printing and postage	2,191
Professional fees	26,714
Other	742
Total expenses	34,575
Less expense reductions	(29,763)
Net expenses	4,812
Net investment income	39,016
Realized and unrealized gain (loss)
Net realized gain (loss) on
—
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	180,560
180,560
Net realized and unrealized gain	180,560
Increase in net assets from operations	$219,576
[1] Period from 3-30-21 (commencement of operations) to 4-30-21.
10	JOHN HANCOCK Corporate Bond ETF | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 4-30-21[1]
Increase (decrease) in net assets
From operations
Net investment income	$39,016
Change in net unrealized appreciation (depreciation)	180,560
Increase in net assets resulting from operations	219,576
Distributions to shareholders
From earnings	(33,288)
Total distributions	(33,288)
Fund share transactions
Shares issued	20,000,000
Total increase	20,186,288
Net assets
Beginning of period	—
End of period	$20,186,288
Share activity
Shares outstanding
Shares issued	800,000
End of period	800,000

[1]	Period from 3-30-21 (commencement of operations) to 4-30-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Corporate Bond ETF	11

Financial highlights
Period ended	4-30-21[1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.05
Net realized and unrealized gain (loss) on investments	0.22
Total from investment operations	0.27
Less distributions
From net investment income	(0.04)
Net asset value, end of period	$25.23
Total return (%)[3]	1.10[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72[5]
Expenses including reductions	0.29[5]
Net investment income	2.27[6]
Portfolio turnover (%)	0[7]

[1]	Period from 3-30-21 (commencement of operations) to 4-30-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover for the period is 0% due to no sales activity.
12	JOHN HANCOCK Corporate Bond ETF | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Corporate Bond ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
The investment objective of the fund is to seek a high level of current income consistent with prudent investment risk.
Corporate Bond ETF commenced operations on March 30, 2021.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
ANNUAL REPORT | JOHN HANCOCK Corporate Bond ETF	13

The following is a summary of the values by input classification of the fund's investments as of April 30, 2021, by major security category or type:
	Total value at 4-30-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$19,904,699	—	$19,904,699	—
Short-term investments	127,584	$127,584	—	—
Total investments in securities	$20,032,283	$127,584	$19,904,699	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of April 30, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the period ended April 30, 2021 was as follows:
April 30, 2021
Ordinary income	$33,288
14	JOHN HANCOCK Corporate Bond ETF | ANNUAL REPORT

As of April 30, 2021, the components of distributable earnings on a tax basis consisted of $16,951 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at April 30, 2021.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to 0.24% of the fund’s average daily net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended April 30, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.29% of average daily net assets. Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. This agreement expires on August 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to $29,763 for the period ended April 30, 2021.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended April 30, 2021, were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Corporate Bond ETF	15

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the period ended April 30, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
The fund will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. The fund issues and redeems shares at NAV in creation units of 50,000 shares.
Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities and/or cash in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities and/or cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. These charges are included in shares sold or repurchased on the Statements of Changes in Net Assets.
Affiliates of the fund owned 97% of shares of the fund on April 30, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $19,733,784 and $0, respectively, for the period ended April 30, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR,
16	JOHN HANCOCK Corporate Bond ETF | ANNUAL REPORT

LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Corporate Bond ETF	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Corporate Bond ETF (the "Fund") as of April 30, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 30, 2021 (commencement of operations) through April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period March 30, 2021 (commencement of operations) through April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
18	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	19

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Approval of Advisory and Subadvisory Agreements
At a videoconference1 meeting held on March 23-25, 2021, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Corporate Bond ETF (the New Fund).
This section describes the evaluation by the Board of:
(a)	an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).
In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a group of other corporate bond funds, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including the services provided by the Advisor to other exchange-traded funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the March meeting and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and/or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at the December 8-10, 2020 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust, and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which has been extended indefinitely until such time as public notice may be issued sunsetting the order, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s March 23-25, 2021 meeting was held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
20	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Adviser relating to the nature, extent, and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	21

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(f)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s investment strategy and processes.
Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated total net expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor.
The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the New Fund for a specified period. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall Out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board.
(a)	noted that because the New Fund was not yet in existence, no actual revenue, cost or profitability data was available for the Board to review, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(b)	reviewed and considered information presented by the Advisor regarding the advisory fees and advisory spreads prior to distribution, operations and overhead for the New Fund;
(c)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(d)	noted that the subadvisory fee for the New Fund will be paid by Advisor;
(e)	noted that the new Fund’s Subadvisor is an affiliate of the Advisor;
22	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

(f)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(g)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	took into account management’s discussion of the New Fund’s advisory fee structure; and;
(c)	the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex); and
(b)	the proposed subadvisory fee for the New Fund, including any breakpoints.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. In this regard, the Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board also considered the Subadvisor’s risk assessment and monitoring processes. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy.
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	23

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisor fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategy and processes. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(3)	that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.
24	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2015	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2015	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2015	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2015	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	25

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2015	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2015	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	191
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

26	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	27

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
28	JOHN HANCOCK CORPORATE BOND ETF | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
ANNUAL REPORT | JOHN HANCOCK CORPORATE BOND ETF	29

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International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Corporate Bond ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1639947	815A 4/21
6/2021

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended April 30, 2021 and April 30, 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	April 30, 2021	April 30, 2020
John Hancock Multifactor Consumer Discretionary ETF	$14,000	$14,000
John Hancock Multifactor Financials ETF	14,000	14,000
John Hancock Multifactor Healthcare ETF	15,425	14,000
John Hancock Multifactor Large Cap ETF	15,000	14,000
John Hancock Multifactor Emerging Markets ETF	14,000	14,000
John Hancock Multifactor Mid Cap ETF	14,000	14,000
John Hancock Multifactor Technology ETF	14,000	14,000
John Hancock Multifactor Materials ETF	14,000	14,000
John Hancock Multifactor Energy ETF	14,000	14,000
John Hancock Multifactor Consumer Staples ETF	14,000	14,000
John Hancock Multifactor Media and Communications ETF	14,000	14,000
John Hancock Multifactor Industrials ETF	14,000	14,000
John Hancock Multifactor Utilities ETF	14,000	14,000
John Hancock Multifactor Developed International ETF	14,525	14,525
John Hancock Multifactor Small Cap ETF	14,000	14,000
John Hancock Corporate Bond ETF	23,372	N/A
Total	$236,322	$210,525

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to a software licensing fee. Amounts billed to the registrant were as follows:

Fund	April 30, 2021	April 30, 2020
John Hancock Multifactor Consumer Discretionary ETF	$5		$5
John Hancock Multifactor Financials ETF	5		5
John Hancock Multifactor Healthcare ETF	5	N/A	5
John Hancock Multifactor Large Cap ETF	5		5
John Hancock Multifactor Emerging Markets ETF	5		5
John Hancock Multifactor Mid Cap ETF	5		5
John Hancock Multifactor Technology ETF	5		5
John Hancock Multifactor Materials ETF	5		5
John Hancock Multifactor Energy ETF	5		5
John Hancock Multifactor Consumer Staples ETF	5		5
John Hancock Multifactor Media and Communications ETF	5		5
John Hancock Multifactor Industrials ETF	5		5
John Hancock Multifactor Utilities ETF	5		5
John Hancock Multifactor Developed International ETF	5		5
John Hancock Multifactor Small Cap ETF	5		5
John Hancock Corporate Bond ETF	-		N/A
Total	$75		$75

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal period ended April 30, 2021 and for the fiscal period ended April 30, 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	April 30, 2021	April 30, 2020
John Hancock Multifactor Consumer Discretionary ETF	$1,000	$1,233
John Hancock Multifactor Financials ETF	1,000	1,233
John Hancock Multifactor Healthcare ETF	1,000	1,233
John Hancock Multifactor Large Cap ETF	1,000	1,233
John Hancock Multifactor Emerging Markets ETF	1,000	1,233
John Hancock Multifactor Mid Cap ETF	1,000	1,233
John Hancock Multifactor Technology ETF	1,000	1,233
John Hancock Multifactor Materials ETF	1,000	1,233
John Hancock Multifactor Energy ETF	1,000	1,233
John Hancock Multifactor Consumer Staples ETF	1,000	1,233
John Hancock Multifactor Media and Communications ETF	1,000	1,233
John Hancock Multifactor Industrials ETF	1,000	1,233
John Hancock Multifactor Utilities ETF	1,000	1,233
John Hancock Multifactor Developed International ETF	1,000	1,233
John Hancock Multifactor Small Cap ETF	1,000	1,233
John Hancock Corporate Bond ETF	1,000	N/A
Total	$16,000	$18,495

(d) All Other Fees

The nature of services comprising all other fees is advisory services provided to the funds. Other fees amounted to the following for the years ended April 30, 2021 and April 30, 2020 and were billed to the registrant or to the control affiliates:

Fund	April 30, 2021	April 30, 2020
John Hancock Multifactor Consumer Discretionary ETF	$89	$91
John Hancock Multifactor Financials ETF	89	91
John Hancock Multifactor Healthcare ETF	89	91
John Hancock Multifactor Large Cap ETF	89	91
John Hancock Multifactor Emerging Markets ETF	89	91
John Hancock Multifactor Mid Cap ETF	89	91
John Hancock Multifactor Technology ETF	89	91
John Hancock Multifactor Materials ETF	89	91
John Hancock Multifactor Energy ETF	89	91
John Hancock Multifactor Consumer Staples ETF	89	91
John Hancock Multifactor Media and Communications ETF	89	91
John Hancock Multifactor Industrials ETF	89	91
John Hancock Multifactor Utilities ETF	89	91
John Hancock Multifactor Developed International ETF	89	91
John Hancock Multifactor Small Cap ETF	89	91
John Hancock Corporate Bond ETF	89	N/A
Total	$1,424	$1,365

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant's principal accountant, for the fiscal period ended April 30, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal period ended April 30, 2021 and April 30, 2020 amounted to the following:

Trust	April 30, 2021	April 30, 2020
John Hancock Exchange-Traded Fund Trust	$1,368,541	$1,147,977

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	June 7, 2021
By:	/s/ Charles A. Rizzo
---------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	June 7, 2021